FIXED INCOME

[LOGO]     LOOMIS SAYLES FUNDS


Loomis Sayles Bond Fund
Loomis Sayles Global Bond Fund
Loomis Sayles Investment Grade Bond Fund
Loomis Sayles U.S. Government Securities Fund

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[LOGO]     LOOMIS SAYLES INVESTMENT TRUST

Loomis Sayles Benchmark Core Bond Fund
Loomis Sayles Core Plus Fixed Income Fund
Loomis Sayles Fixed Income Fund
Loomis Sayles Institutional High Income Fund
Loomis Sayles Intermediate Duration Fixed Income Fund
Loomis Sayles Investment Grade Fixed Income Fund

SEMI-ANNUAL REPORT
MARCH 31, 2003
(Unaudited)

CORPORATE OVERVIEW

LOOMIS SAYLES FUNDS AND LOOMIS SAYLES INVESTMENT TRUST

The Loomis Sayles Funds and Loomis Sayles Investment Trust are a Boston-based family of predominantly no-load mutual funds advised by Loomis, Sayles & Company, L.P. The Loomis Sayles Funds and the Loomis Sayles Benchmark Core Bond Fund, a series of the Loomis Sayles Investment Trust, generally have investment minimums and a pricing structure, including multiple classes, that may make them an appropriate investment for certain individual investors and retirement plan participants. The Loomis Sayles Investment Trust series generally have higher investment minimums and a pricing structure that may make them an appropriate investment for small institutions, including endowments and foundations and high net worth individuals. Both Loomis Sayles Funds and Loomis Sayles Investment Trust offer a range of equity and fixed income investments to fit the goals of the most demanding investor.

PHONE 800-633-3330 FOR THE FOLLOWING FUND INFORMATION:

To request any of the following, press the number

1 Speak to a customer service representative regarding new or existing accounts for the Loomis Sayles Investment Trust
2     Automated account balances, last transaction, and distribution information
3 Speak to a customer service representative regarding new or existing accounts for the Loomis Sayles Funds
4     Net asset values and yields
5     Speak to a marketing representative

TABLE OF CONTENTS

Letter from the President                                                     1
Economic and Market Overview                                                  2
Average Annual Total Returns vs.
  Lipper Category Average
  and Lipper Category Index                                                   4

LOOMIS SAYLES FUNDS

Fund and Manager Reviews                                                      5
Portfolio of Investments                                                     10
Statements of Assets and Liabilities                                         36
Statements of Operations                                                     37
Statements of Changes in Net Assets                                          38
Financial Highlights
                                                                             40
LOOMIS SAYLES INVESTMENT TRUST

Fund and Manager Reviews                                                     44
Portfolio of Investments                                                     52
Statements of Assets and Liabilities                                         88
Statements of Operations                                                     90
Statements of Changes in Net Assets                                          92
Financial Highlights                                                         96
Notes to Financial Statements                                               100

As always, we are interested in your comments and answering any questions. For more complete information about any of the Loomis Sayles Funds or the Loomis Sayles Investment Trust, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a free prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST or visit www.loomissayles.com. Read the prospectus carefully before you invest or send money.

LOOMIS SAYLES FIXED INCOME FUNDS

LETTER FROM THE PRESIDENT

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Robert J. Blanding
President

Dear Shareholders,

A variety of factors challenged investors during the six-month period ended March 31, 2003, from continued sluggish economic growth to heightened terrorism alerts to war with Iraq. But, as is typical of the American spirit, optimism prevailed. In the end, a swift and successful resolution to the conflict in Iraq boosted investor confidence and removed a great deal of uncertainty that had been hanging over the financial markets for several months.

Despite the unrest these factors created for the financial markets, we maintained the same strategies that have guided us through previous periods of market turmoil. We always have believed we can overcome the most turbulent market climates by focusing on our disciplined, research-focused investment philosophy.

Our unwavering commitment to and reliance upon stringent research helps us identify undervalued, out-of-favor and under-followed securities with the potential to reap significant rewards over time. It's an approach that has steered us through market rallies and retreats, proving along the way that diversified, actively managed stock and bond funds often excel after periods of market instability and uncertainty, such as we are experiencing now.

We believe that active managers, supported by a powerful research effort, can exploit market volatility and inefficiencies unlike passive managers. For long-term investors, the ability to take advantage of such market opportunities may prove extremely rewarding.

We encourage you to keep in mind the importance of discipline, diversification and your time horizon in structuring your portfolio and evaluating investment returns. The financial markets may remain somewhat volatile in the months ahead, as investors respond to a slow economic recovery and a changing geopolitical climate. Nevertheless, we continue to believe that focused, patient investors will be rewarded over time.

As always, we appreciate your ongoing confidence in Loomis Sayles Funds and Loomis Sayles Investment Trust. We look forward to helping you reach your investment goals.

                                        Sincerely,

                                        Robert J. Blanding
                                        President
                                        Loomis Sayles Funds
                                        Loomis Sayles Investment Trust

ECONOMIC AND MARKET OVERVIEW

Semi-Annual Report for the Six Months Ended March 31, 2003

Economic Review

The U.S. economy continued growing during the six-month period ended March 31, 2003, albeit at a snail's-pace average growth rate of 1.5 percent. Inflation remained tame, and it appears that the unemployment rate may have leveled off at
5.8 percent.

Once again, consumer spending gets the credit for keeping the economy in positive-growth territory. Despite concerns surrounding sluggish growth, the war with Iraq, the unemployment rate and the extended bear market in stocks, coupled with waning confidence, consumers continued to spend. The impetus was low mortgage rates, which created a refinancing explosion that helped put more cash in consumers' pockets.

Nevertheless, it seems unlikely that consumers alone will be able to sustain a growing economy. Although consumer spending has not abated dramatically, to expect it to move higher would be unrealistic. For the economy to really strengthen, corporate spending must resume. Corporate America's unwillingness or inability to spend is one of the key reasons the economy has remained weak for so long. The catalyst for a resumption of business spending may be a post-war replenishment of the inventory pipeline, which has become particularly lean in technology product lines.

Key to our outlook is the expectation that business confidence also will rebound quickly as the clouds clear, so CEOs can once again plan, invest and hire with confidence. A strengthening labor market should support consumer spending, even as the refinancing boom fades. Our outlook also assumes that Congress will enact a fiscal package by mid-year, complete with tax cuts and rebate checks. This should provide another stimulus to consumer spending, particularly if energy prices decline sharply, as our analysts have forecast.

Stock Market Review

After posting positive results during the fourth quarter of 2002, stocks retreated during the first quarter of 2003, as war with Iraq, tensions with North Korea, terrorism alerts and even bad weather took their toll on nervous investors. For the six-month period ended March 31, 2003, the stock market, as measured by the Standard & Poor's ("S&P") 500 Index, posted a total return of
5.02 percent.

We remain confident that the stock market still offers attractive opportunities for long-term investors. Stock price multiples, on a trailing and forward-earnings-estimate basis, remain well within historical levels, and many quality companies are selling well below the market multiple. Of course, market volatility most likely will continue in the near term, as stocks remain locked in a trading range. But, as bottom-up stock pickers, we believe we can use these volatile markets to purchase good companies at bargain prices.

Although overshadowed by the many non-business related concerns, corporate profits improved notably in the fourth quarter of 2002. As companies began to reap some of the benefits of cost reductions, earnings increased more than 4 percent from the previous quarter, representing the largest quarterly gain in three years. We acknowledge that corporations cannot continue to cut their way to sustainable profit growth, but we do believe such cost-cutting efforts represent positive news going forward. Many companies should be better positioned to spend aggressively on new equipment and new employees once it becomes more certain that the economy is on the mend. The signs of improving profitability also indicate that companies may be deferring capital spending more so because of uncertainty rather than financial considerations. Nevertheless, we do believe that first quarter 2003 earnings reports most likely will be mixed for a multitude of reasons, most notably the war, rising fuel costs and one of the harshest winters on record. Looking beyond these effects, we anticipate earnings will accelerate in the second half of 2003.

As difficult as it can be to look beyond the geopolitical factors, we see a number of key stimuli for economic recovery in the fiscal and monetary policies being pursued in Washington, D.C. In particular, low interest rates and proposed tax cuts should help get the economy back on a proper growth trajectory. The mid-March pre-war market levels mark yet another step in determining the market's bottom point for this cycle. Although we expect the equity markets to remain volatile and possibly re-test previous lows, it is unlikely they will break the market lows of last fall. Longer term and as the war winds down, we anticipate the economy should improve slowly, led by a rebound in capital expenditures in late 2003, early 2004.

Among international stock markets, the emerging markets continue to present excellent opportunities, with single-digit earnings multiples and expected growth rates of 20 percent. Although the markets in Asia and Europe offer lower valuations than the U.S. market, they also contain lower growth rates. Looking ahead, we anticipate a stock picker's market, in which company fundamentals rule, and overall trends remain a secondary influence on stock prices.

LOOMIS SAYLES FIXED INCOME FUNDS

Bond Market Review

The six-month period ended March 31, 2003, began on a sour note for bond investors, as corporate bonds faced one of their worst years in history. Investors worried about the lack of strength in the economy as well as the threat of terrorism and the ongoing conflict with Iraq. Also, a variety of corporate accounting scandals that had surfaced earlier in 2002 had rocked confidence and sent investors fleeing to the safety of Treasuries and mortgage-backed securities.

But the Federal Reserve Board's 50-basis-point interest rate cut in early November 2002 on the heels of Republican victories in the mid-term elections caused investors to reassess the landscape. Valuations on corporate bonds started to look particularly appealing. Credit spreads narrowed, and corporate bonds, particularly high-yield issues, posted stellar performance for the fourth quarter of 2002. (Narrowing spreads refer to smaller yield differences between U.S. Treasuries and non-U.S. Treasury securities of comparable maturity. When spreads tighten, prices on the non-U.S. Treasury securities increase; when spreads widen, prices on the non-U.S. Treasury securities decline.)

This trend continued into the first quarter of 2003. Despite concerns surrounding the impending war with Iraq and the economic consequences of war, investors continued to invest in corporate securities. Low yields on government securities drove investors into higher-yielding alternatives. Funds flowed into high-yield mutual funds at a record pace, and formerly out-of-favor sectors that had been priced at distressed levels saw robust demand. This led to strong performance by utilities, telecommunication and technology bonds.

We believe yields may trend higher throughout the remainder of the year, based on our forecast for stronger economic growth, diminishing geopolitical risk and increasing U.S. Treasury borrowing needs. As the market begins to anticipate a tightening move by the Federal Reserve Board, yields should start to rise. But they may come under upward pressure before then, if the flight-to-quality trade reverses with the end of the war and as the growing federal budget deficit causes the U.S. Treasury to flood the market with new offerings.

The scenario is not a friendly one for U.S. Treasury returns, where yields are so low they offer little protection against principal losses in a rising rate environment. We believe international government securities may perform better than U.S. government securities, given the higher yields and/or more sluggish economic growth abroad. The mortgage market may see dampened performance as interest rates increase.

Overall, we believe conditions favor the corporate markets. Corporate securities may be poised to benefit from an improving economy, strong demand for yield, a reversal in the flight-to-quality play, and yield advantages compared to U.S. Treasuries, which should cushion returns in a rising rate environment.

----------
   The views expressed in this report reflect those of the firm only through the end of the period of the report as stated on the cover and do not necessarily represent the views of any particular person in the organization. Any such views are subject to change at any time based upon market or other conditions and the firm disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

INSTITUTIONAL CLASS

AVERAGE ANNUAL TOTAL RETURNS VS. LIPPER CATEGORY AVERAGE AND LIPPER CATEGORY INDEX(1) FOR THE PERIODS ENDED MARCH 31, 2003 (Unaudited)

                                                                                                  Since             Since
                                               6 Months*    1 Year     5 Years     10 Years  Registration(2)(4)  Inception(3)(4)
--------------------------------------------------------------------------------------------------------------------------------
LOOMIS SAYLES FUNDS
Loomis Sayles Bond Fund                         15.64%      19.54%       6.45%       9.75%       10.84%           10.84%
Lipper BBB Rated Funds Average                   5.11%      10.00%       5.40%       6.76%        7.93%            7.93%
Rank                                               NA       1/165       24/83        1/29         1/22             1/22
Percentile                                         NA           1          29           3            5                5
Lipper BBB Rated Funds Index                     5.67%      10.24%       5.58%       6.55%        7.64%            7.64%

Loomis Sayles Global Bond Fund                  12.76%      25.75%       8.11%       8.26%        8.83%            8.83%
Lipper Global Income Funds Average               7.81%      15.34%       4.52%       5.92%        5.92%            5.92%
Rank                                               NA        7/87        3/64        3/24         1/12             1/12
Percentile                                         NA           8           5          13            8                8
Lipper Global Income Funds Index                 7.39%      15.72%       4.51%       5.75%        6.36%            6.36%

Loomis Sayles Investment Grade
  Bond Fund                                     10.07%      16.64%       7.37%         NA         8.61%            8.61%
Lipper BBB Rated Funds Average                   5.11%      10.00%       5.40%         NA         6.24%            6.24%
Rank                                               NA       9/165        3/83          NA         2/64             2/64
Percentile                                         NA           5           4          NA            3                3
Lipper BBB Rated Funds Index                     5.67%      10.24%       5.58%         NA         6.38%            6.38%

Loomis Sayles U.S. Government
 Securities Fund                                 2.07%      16.29%       8.07%       7.97%        9.24%            9.24%
Lipper General U.S. Government
  Funds Average                                  1.44%      10.87%       6.44%       6.18%        7.07%            7.07%
Rank                                               NA       9/171       7/129        2/59         1/43             1/43
Percentile                                         NA           5           5           3            2                2
Lipper General U.S. Government
  Funds Index                                    1.51%      11.04%       6.51%       6.08%        6.87%            6.87%

LOOMIS SAYLES INVESTMENT TRUST
Loomis Sayles Benchmark Core Bond Fund           2.76%      10.09%       6.43%         NA         7.00%            6.91%
Lipper Intermediate Investment
  Grade Average                                  3.25%       9.97%       6.36%         NA         6.81%            6.93%
Rank                                               NA     210/385     102/207          NA       73/168               NA
Percentile                                         NA          55          49          NA           43               NA
Lipper Intermediate Investment
  Grade Index                                    3.92%      10.27%       6.76%         NA         7.17%            7.25%

Loomis Sayles Core Plus Fixed
 Income Fund                                     4.86%       5.63%         NA          NA         4.32%            4.32%
Lipper Intermediate Investment
  Grade Average                                  3.25%       9.97%         NA          NA         7.94%            7.94%
Rank                                               NA     368/385          NA          NA      324/340          324/340
Percentile                                         NA          96          NA          NA           95               95
Lipper Intermediate Investment
 Grade Index                                     3.92%      10.27%         NA          NA         8.37%            8.37%

Loomis Sayles Fixed Income Fund                 14.70%      17.05%       6.04%         NA         7.51%           10.11%
Lipper BBB Rated Funds Average                   5.11%      10.00%       5.40%         NA         6.28%            7.68%
Rank                                               NA       6/165       34/83          NA        14/67               NA
Percentile                                         NA           4          41          NA           21               NA
Lipper BBB Rated Funds Index                     5.67%      10.24%       5.58%         NA         6.41%            7.57%

Loomis Sayles Institutional High
 Income Fund                                    23.32%       9.25%       0.62%         NA         3.13%            3.79%
Lipper High Yield Bond
  Funds Average                                 11.95%       2.71%      -1.02%         NA         1.39%            2.71%
Rank                                               NA      11/379      72/209          NA       41/147               NA
Percentile                                         NA           3          34          NA           28               NA
Lipper High Yield Bond Funds Index              12.66%       3.18%      -1.47%         NA         1.09%            2.57%

Loomis Sayles Intermediate Duration
  Fixed Income Fund                              5.74%       7.58%       6.22%         NA         6.17%            6.17%
Lipper Intermediate Investment
Grade Average                                    3.25%       9.97%       6.36%         NA         6.20%            6.20%
Rank                                               NA     350/385     124/207          NA      117/203          117/203
Percentile                                         NA          91          60          NA           58               58
Lipper Intermediate Investment
  Grade Index                                    3.92%      10.27%       6.76%         NA         6.58%            6.58%

Loomis Sayles Investment Grade Fixed
Income Fund                                      9.75%      17.10%       7.71%         NA         8.50%           10.39%
Lipper BBB Rated Funds Average                   5.11%      10.00%       5.40%         NA         6.28%            7.24%
Rank                                               NA       5/165        2/83          NA         3/67              N/A
Percentile                                         NA           3           2          NA            4              N/A
Lipper BBB Rated Funds Index                     5.67%      10.24%       5.58%         NA         6.41%            7.32%

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(1) Lipper Category Average total return represents the average total return for all funds in each fund's corresponding investment category as determined by Lipper, Inc. The Lipper Category Index total return represents the average annual total return of 30 funds in each fund's corresponding investment category as determined by Lipper, Inc. Rankings are based on the total return of each fund for the period relative to the total return of all funds in that fund's corresponding investment category. It is not possible to invest directly in an index. Source: Lipper, Inc. (2) Shares of the Loomis Sayles Funds registration dates are the same as their respective inception dates. Shares of the Loomis Sayles Investment Trust Funds (with the exception of the Loomis Sayles Core Plus Fixed Income and the Intermediate Duration Fixed Income Funds, which were registered for sale on 6/18/01 and 1/28/98, respectively) were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on such dates ("Registration"). (3) Actual Inception Dates: Bond Fund:
May 16, 1991; Global Bond Fund: May 10, 1991; Investment Grade Bond Fund:
December 31, 1996; U.S. Government Securities Fund: May 21, 1991; Benchmark Core Bond Fund: April 24, 1996; Core Plus Fixed Income Fund: June 18, 2001; Fixed Income Fund: January 17, 1995; Institutional High Income Fund: June 5, 1996; Intermediate Duration Fixed Income Fund: January 28, 1998; Investment Grade Fixed Income Fund: July 1, 1994. (4) Index performance and Lipper data is reported as of month end. For each Fund with an inception or registration date other than at month end, Lipper index and average data is presented as of the month end closest to the Fund's inception or registration date as referenced. Lipper ranking data is reported as of the month-end following the fund's inception or registration date. Rankings are not available for periods prior to a Fund's registration date. *Not annualized.

FUND AND MANAGER REVIEW

Loomis Sayles Bond Fund

PORTFOLIO REVIEW | Our focus on corporate bonds (investment grade and high yield) and sovereign debt helped the Fund significantly outperform its benchmark, the Lehman Brothers Government/Credit Index, for the six-month period ended March 31, 2003. The bull market in U.S. Treasuries ended, as investors turned their attention to higher-yielding securities. Spreads on corporate bonds tightened, and the sector rebounded from last summer's lows. (Spreads refer to the difference in yield between non-U.S. Treasury securities and comparable-maturity U.S. Treasury bonds. When spreads tighten, prices on non-U.S. Treasury bonds increase.) Investors also poured money into the high yield market once they were convinced that issuers were focusing on debt reduction and free cash flow. In addition, the default rate continued to improve. Within the sovereign debt sector, the Fund continued to benefit from growth opportunities internationally. In particular, the governments of Brazil, South Africa and Peru gained significantly during the period.

The yield curve remained steep, and we positioned our portfolios to take advantage of the higher yields available from longer-term bonds. At the end of the six-month period, the Fund's average maturity was approximately 12 years. We expect the short end of the yield curve to steepen somewhat throughout the next few months, assuming an economic recovery and continued success in Iraq. At this point, we expect to maintain the Fund's average maturity while maintaining a neutral exposure to interest rate risk.

OUTLOOK | We believe high yield bonds offer significant excess return potential versus U.S. Treasuries and investment grade corporate securities. Although valuations on investment grade corporate bonds remain attractive, high yield valuations remain even more compelling.

We also may gain exposure to mortgage-backed bonds, as long as the economy improves and interest rates rise. In this event, we would look to take advantage of the higher coupon rates of mortgage-backed securities. In addition, we expect to continue investing in Canadian dollar-denominated bonds, because the Canadian dollar still looks attractive compared to its historical levels. We also will watch for opportunities to take advantage of euro bonds, due to expectations for weak economic growth, declining inflation and falling interest rates abroad. In terms of sovereign debt, we believe Uruguay appears undervalued, so we will look for opportunities to increase portfolio exposure to this country.

Key Fund Facts

Objective | High total investment return

Strategy | Invests in investment grade fixed income securities, although up to 35% of assets may be in lower rated fixed income securities and up to 20% in preferred stock

Fund Inception Date | 5/16/91

Commencement of Operations of Class | Institutional: 5/16/91; Retail: 1/2/97;
Admin: 1/2/98

Expense Ratio | Institutional: 0.75%;
Retail: 1.00%; Admin: 1.25%

Total Net Assets (all classes) | $1,590.4 million

[Photo]
Daniel Fuss

[Photo]
Kathleen Gaffney

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                                Since
                                   6 Months*   1 Year    5 Years   10 Years  Inception(a)
-----------------------------------------------------------------------------------------
Loomis Sayles Bond Fund:
  Institutional                      15.64%    19.54%     6.45%     9.75%     10.84%
  Retail(b)                          15.43     19.18      6.17      9.48      10.57
  Admin(b)                           15.35     18.83      5.90      8.92       9.99
Lipper BBB Rated Funds Index(c)       5.67     10.24      5.58      6.55       7.64
Lehman Brothers
Government/Credit Index(c)            3.40     13.40      7.65      7.30       8.18

CUMULATIVE PERFORMANCE(d) Inception to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                              5/16/91   3/92    3/93    3/94    3/95    3/96    3/97    3/98    3/99    3/00    3/01    3/02    3/03
Lipper BBB Rated Funds Index  10,000  11,025  12,671  13,130  13,580  15,261  16,131  18,224  18,943  19,120  20,924  21,688  23,907
Loomis Sayles Bond Fund       10,000  11,250  13,392  14,980  15,663  19,063  21,181  24,842  25,953  27,293  27,441  28,409  33,960
Lehman Brothers Government    10,000  10,960  12,528  12,875  13,464  14,935  15,601  17,534  18,683  19,000  21,358  22,349  25,341
 /Credit Index

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Inception date of the Institutional, Retail and Admin Classes of shares are May 16,1991, December 31, 1996 and January 2,1998, respectively. (b) Performance shown for periods prior to the inception date of the Retail Class (December 31, 1996) and the Admin Class (January 2, 1998) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares. (c) Please see page 9 for a description of the indexes and important risk disclosure. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date (May 31, 1991). (d) Cumulative performance is shown for the Institutional Class of shares. Cumulative performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower. *Not annualized.


LOOMIS SAYLES FIXED INCOME FUNDS                                               5

FUND AND MANAGER REVIEW

Loomis Sayles Global Bond Fund

PORTFOLIO REVIEW | Several key strategies helped the Fund generate strong performance and outperform its benchmark, the Lehman Brothers Global Aggregate Index, during the six-month period ended March 31, 2003. In particular, our overweight in non-dollar debt was effective in an environment of U.S. dollar weakness. We also overweighted the credit sectors, including investment grade corporates, select below investment grade issues, emerging market bonds and "busted" convertibles (the convertibles of companies whose stock prices have fallen low enough to make the conversion feature worthless). Each of these sectors rallied during the period. In addition, we invested in short- and medium-term euro-denominated issues of U.S. corporate securities, which offered the positive features of euro exposure, U.S. corporate earnings improvement and spread compression. (Spreads refer to the difference in yield between non-U.S. Treasury securities and comparable-maturity U.S. Treasury bonds. When spreads tighten, prices on non-U.S. Treasury bonds increase.) Additionally, our zero-weight in Japanese securities enhanced the Fund's relative performance, as yen performance was not as strong as the performance of other currencies.

Some of the Fund's high-quality, U.S. dollar-pay debt, such as Treasury and agency paper and 10-year, A-rated corporate bonds, recorded negative returns. In retrospect, we could have better used this portfolio space for non-dollar debt or below-investment grade issues.

U.S. credit quality showed signs of improvement, European credit quality was mixed, with deterioration among some countries in recession, such as Germany. Japanese corporate quality also was mixed. Some Japanese corporations reported rising operating earnings, but many stagnant companies remain. Also, bankruptcies among many small- and mid-sized companies were high.

OUTLOOK | We continue to favor non-U.S. dollar bonds, because we believe additional declines in the U.S. dollar seem likely, given the massive external funding requirements of the U.S. budget deficit. Nevertheless, we still like U.S. corporate debt, particularly bonds rated BBB and BB. Short- to intermediate-term corporate debt issued in Australian and Canadian dollars also is appealing, due to yield advantages, currency appreciation and strong economic growth in these countries. We remain cautious toward Japan, where economic data is mixed and the direction of momentum is difficult to determine.

Key Fund Facts

Objective | High total investment return

Strategy | Invests primarily in investment grade fixed income securities worldwide, although up to 20% of assets may be in lower rated fixed income securities

Fund Inception Date | 5/10/91

Commencement of Operations of Class | Institutional: 5/10/91; Retail: 1/2/97

Expense Ratio | Institutional: 0.90%; Retail: 1.15%

Total Net Assets (all classes) | $89.8 million

[Photo]
Ken Buntrock

[Photo]
David Rolley

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                                                 Since
                                                   6 Months*    1 Year    5 Years   10 Years  Inception(a)
----------------------------------------------------------------------------------------------------------
Loomis Sayles Global Bond Fund:
  Institutional                                     12.76%       25.75%     8.11%    8.26%       8.83%
  Retail(a)                                         12.59        25.41      7.84     8.09        8.68

Lipper Global Income Funds Index(b)                  7.39        15.72      4.51     5.75        6.36

Lehman Brothers Global Aggregate Index(b)            6.82        20.65      5.96     6.50        7.51

CUMULATIVE PERFORMANCE(c) Inception to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                                        5/10/91   3/92    3/93    3/94    3/95    3/96    3/97    3/98    3/99    3/00
Lipper Global Income Funds Index        10,000  10,797  11,911  12,465  12,714  14,295  15,492  16,715  17,144  17,002
Loomis Sayles Global Bond Fund          10,000  11,112  12,357  13,007  11,967  15,400  17,488  18,511  20,655  20,463
Lehman Brothers Global Aggregate Index  10,000  11,150  12,623  13,250  14,621  15,925  16,469  17,838  19,389  19,012

                                          3/01    3/02    3/03
Lipper Global Income Funds Index        17,596  18,011  20,841
Loomis Sayles Global Bond Fund          20,382  21,740  27,337
Lehman Brothers Global Aggregate Index  19,325  19,747  23,822

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (December 31, 1996) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares. (b) Please see page 9 for a description of the indexes and important risk disclosure. Since index performance data is not available coincident with the Fund's inception date, the beginning value of the index is the value as of the month end closest to the Fund's inception date (April 30, 1991). (c) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower. *Not annualized.

FUND AND MANAGER REVIEW

Loomis Sayles Investment Grade Bond Fund

PORTFOLIO REVIEW | Corporate bonds generated the best performance within the bond market during the six-month period ended March 31, 2003, as investors' risk-aversion subsided, overall corporate credit quality improved and the substantial yield advantage of corporate bonds attracted buyer interest. In particular, the Fund benefited from a strong performance rebound in the wireless telecommunication industry. Additionally, the Fund's wire-line telecommunication sector performed well, as bond prices rebounded from oversold levels and the entertainment sector enjoyed strong performance. Together, results from these key sectors helped the Fund outperform its benchmark, the Lehman Brothers Government/Credit Index, for the six-month period.

The Fund's airline and transportation services bonds generated the worst relative performance for the period. The airline and air cargo industries continued to experience the worst operating environment in history. Continued weakness in the global economy, lingering fears of terrorism and steep fuel prices have left major industry players in fragile financial condition. In addition, insurance companies also felt the effects of the weak economy, as premium growth rates were low and incidence and benefit ratios were high. This combination of negative forces had a detrimental impact on the industry's operating performance and, ultimately, its bonds.

OUTLOOK | We believe corporate America's extensive balance-sheet-rehabilitation process may enhance the corporate sector's total return potential. This emphasis on debt reduction is evident in improving leverage ratios and better overall corporate credit quality. In addition, the widely anticipated recovery in economic activity should promote stronger operating results and earnings growth, which, in turn, should enhance corporate credit quality and corporate bond performance. We are less optimistic regarding the prospects for the government market, though, as sustained economic growth likely will force interest rates higher.

We believe the Fund is positioned to benefit from the expected outperformance of corporate bonds, particularly considering the corporate sector's strong yield advantages. The Fund also should benefit from the continued weakening of the U.S. dollar. The Fund maintains a substantial exposure to a variety of foreign currencies that should benefit if the value of the U.S. dollar declines.

Key Fund Facts

Objective | High total investment return

Strategy | Invests in investment grade fixed income securities, although up to 10% of assets may be in lower rated fixed income securities and up to 10% in preferred stock

Fund Inception Date | 12/31/96

Commencement of Operations of Class | Institutional: 1/2/97; Retail: 1/2/97;
Admin: 1/31/02; J: 5/24/99

Expense Ratio | Institutional: 0.55%; Retail: 0.80%; Admin: 1.05%; J: 1.30%

Total Net Assets (all classes) | $244.8 million

[Photo]
Daniel Fuss

[Photo]
Steven Kaseta

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                            Since
                                          6 Months*   1 Year    5 Years  Inception(a)
Loomis Sayles Investment Grade Bond Fund:
      Institutional                         10.07%    16.64%      7.37%     8.61%
      Retail (b)                             9.92     16.33       7.12      8.36
      Admin (c)                              9.69     15.95       6.84      8.07
      J Class (c)                            5.83     11.72       6.31      7.19
Lipper BBB Rated Funds Index(d)              5.67     10.24       5.58      6.38
Lehman Brothers Government/
Credit Index(d)                              3.40     13.40       7.65      7.92

CUMULATIVE PERFORMANCE(e) Inception to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                                               12/31/96   3/97    3/98    3/99    3/00    3/01    3/02    3/03
Lipper BBB Rated Funds Index                     10,000  9,933  11,222  11,665  11,774  12,885  13,355  14,721
Loomis Sayles Investment Grade Bond Fund         10,000  9,940  11,743  12,148  12,864  13,822  14,366  16,755
Lehman Brothers Government/Credit Index          10,000  9,914  11,142  11,872  12,074  13,571  14,201  16,103

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Inception date of the Institutional and Retail Classes of shares is December 31, 1996. Inception dates of the Admin and J Classes are January 31, 2002 and May 24, 1999, respectively. The Retail Class closed on December 18, 2000 and recommenced operations on January 31, 2002. (b) Performance shown for the period from December 18, 2000 to January 30, 2002 represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective Class of shares. (c) Performance shown for J Class shares include the effect of the maximum 3.50% front end sales charge. Performance shown for periods prior to the inception date of the Admin Class (January 31, 2002) and J Class (May 24, 1999) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares. (d) Please see page 9 for a description of the indexes and important risk disclosure. (e) Cumulative performance is shown for the Institutional Class of shares. Cumulative performance of the Retail, Admin and J Classes of shares would, due to the higher fees paid by the Retail, Admin and J Classes of shares and the sales charge of J Class, be lower. J Class of shares are not offered for sale in the United States and are not eligible for sale to U.S. investors. *Not annualized.


LOOMIS SAYLES FIXED INCOME FUNDS                                               7

FUND AND MANAGER REVIEW

Loomis Sayles U.S. Government Securities Fund

PORTFOLIO REVIEW | The Fund outperformed its benchmark, the Lehman Brothers U.S. Government Index, during the six-month period ended March 31, 2003, primarily due to the portfolio's overweighting in U.S. Treasury Inflation-Protected Securities (TIPS) and mortgage-backed securities. TIPS and mortgage-backed securities provided the best performance, while nominal U.S. Treasuries generated the worst relative performance. Longer-term interest rates increased during the period, which caused prices on nominal U.S. Treasuries to suffer. But among TIPS, price increases due to Consumer Price Index advances somewhat offset the effects of rising interest rates. Strong demand for TIPS also contributed to good performance. Mortgage-backed securities provided good returns, as their higher yields offset some price depreciation. And given the interest rate environment, government bond investors favored the higher-yielding sectors.

Due to the uncertainty surrounding economic growth and the geopolitical climate, we did not significantly alter the Fund's maturity or duration (interest rate risk) during the six-month period ended March 31, 2003.

OUTLOOK | Because interest rates remain at historic lows, we believe U.S. Treasuries represent the greatest risk in the government securities market. In addition, yield spreads on government agencies remain narrow, thus limiting their relative attractiveness. (Spreads refer to the difference in yield between U.S. Treasury securities and comparable maturity non-U.S. Treasury bonds. When spreads are wide and likely to tighten, the non-U.S. Treasury securities offer good price appreciation potential. When spreads are narrow, there's little price appreciation potential for the non-U.S. Treasury securities.) In our view, TIPS and mortgages represent the best value in the government market. If inflation increases, which is likely in an improving economy, TIPS should continue to perform well. Additionally, the higher yields available from mortgages should cushion the impact of rising interest rates, and mortgages should continue to generate good results.

The yield curve is nearing historically steep levels. Once the market rids itself of the risk premium associated with the war with Iraq and/or the economy improves, we expect the yield curve to flatten. In this scenario, we expect to lower the Fund's duration and implement a barbell maturity structure, investing in shorter-term securities for liquidity and longer-term securities to capture yield advantages.

Key Fund Facts

Objective | High total investment return

Strategy | Invests primarily in securities and in certificates representing undivided interests in the interest or principal of U.S. Treasury securities

Fund Inception Date | 5/21/91

Expense Ratio | Institutional: 0.50%

Total Net Assets | $11.1 million

[Photo]
John Hyll
John has served as portfolio manager since January 2, 2003

[Photo]
Cliff Rowe
Cliff has served as portfolio manager since January 2, 2003

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                                        Since(a)
                                      6 Months*     1 Year     5 Years     10 Years    Inception
Loomis Sayles U.S.
Government Securities Fund               2.07%      16.29%       8.07%       7.97%       9.24%

Lipper General U.S.
Government Funds Index(b)                1.51       11.04        6.51        6.08        6.87

Lehman Brothers U.S.
Government Index(b)                      1.80        13.4        7.68         7.2        8.04

CUMULATIVE PERFORMANCE Inception to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                                                5/21/91    3/92    3/93    3/94    3/95    3/96    3/97    3/98    3/99
Lipper General U.S. Government Funds Index       10,000  10,875  12,164  12,329  12,670  13,839  14,372  16,012  16,856
Loomis Sayles U.S. Government Securities Fund    10,000  11,143  13,258  13,751  14,369  15,948  16,535  19,366  20,475
Lehman Brothers U.S. Government Index            10,000  10,926  12,464  12,799  13,350  14,748  15,381  17,250  18,402

                                                 3/00    3/01    3/02    3/03
Lipper General U.S. Government Funds Index     17,000  18,999  19,769  21,952
Loomis Sayles U.S. Government Securities Fund  21,102  23,794  24,548  28,547
Lehman Brothers U.S. Government Index          18,862  21,188  22,022  24,974

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Inception date of the Fund is May 21, 1991. (b) Since index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (May 31, 1991). Please see page 9 for a description of the indexes and important risk disclosure. *Not annualized.

DISCLOSURE

Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Investment Grade Bond Fund

High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the fund. Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Index Definitions

Lipper BBB Rated Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective.

Lipper Global Income Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the global income funds investment objective.

Lipper General U.S. Government Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the general U.S. government funds investment objective.

Lipper Averages consist of all mutual funds in a stated category. Source:
Lipper, Inc.

Lehman Brothers Government/Credit Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements.

Lehman Brothers Global Aggregate Index covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The liquidity constraint for all securities in the index is $300 million. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

Lehman Brothers U.S. Government Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).

Returns are adjusted for the reinvestment of capital gains distributions and income dividends. The Index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. Indexes are unmanaged and it is not possible to invest directly in an index.


LOOMIS SAYLES FIXED INCOME FUNDS                                               9

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles Bond Fund

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--93.0% of net assets

NON-CONVERTIBLE BONDS--79.3%

Airlines--0.6%
American Airlines, Inc., 6.978%, 4/01/11                           USD                   3,298,001           $   2,869,549
American Airlines, Inc., Series 1999-1,
   7.024%, 4/15/11                                                                       1,000,000                 793,981
Continental Airlines, Inc., Series 2001-1,
   6.703%, 6/15/21                                                                       1,862,313               1,522,085
Delta Air Lines, Inc., 8.300%, 12/15/29                                                  6,590,000               2,998,450
US Airways, 6.850%, 1/30/18                                                              1,776,863               1,439,259
                                                                                                             -------------
                                                                                                                 9,623,324
                                                                                                             -------------

Air Transport--0.1%
Atlas Air Worldwide Holdings, Inc., 7.200%, 1/02/19                                        653,896                 425,032
Atlas Air, Inc., Series 1999-1C, 8.770%, 1/02/11                                           249,713                  49,943
Atlas Air, Inc., Series A, 7.380%, 1/02/18                                                 907,876                 634,215
                                                                                                             -------------
                                                                                                                 1,109,190
                                                                                                             -------------
Auto & Related--0.6%
Cummins Engine Co., Inc., 7.125%, 3/01/28                                                3,000,000               2,475,000
Dana Corp., 7.000%, 3/01/29                                                              2,400,000               1,836,000
Dana Corp., 9.000%, 8/15/11                                        EUR                   3,200,000               3,348,215
Ford Motor Co., 6.375%, 2/01/29                                    USD                   1,000,000                 675,133
Ford Motor Co., 6.625%, 10/01/28                                                         1,500,000               1,049,120
General Motors Corp., 6.750%, 5/01/28                                                      500,000                 422,399
                                                                                                             -------------
                                                                                                                 9,805,867
                                                                                                             -------------
Banking & Finance--0.4%
Bangko Sentral Pilipinas, 8.600%, 6/15/27**                                              7,300,000               5,840,000
                                                                                                             -------------

Banks/Savings & Loans--1.6%
Bangkok Bank Public Co. Ltd.,
   9.025%, 3/15/29 144A**                                                               18,380,000              19,768,738
Keycorp Capital II, 6.875%, 3/17/29                                                      6,500,000               6,359,002
                                                                                                             -------------
                                                                                                                26,127,740
                                                                                                             -------------
Cable--0.6%
Charter Communications Holdings, 0.000%,
  4/01/11 (step to 9.920% on 4/04/04)#                                                     325,000                 131,625
Charter Communications Holdings LLC,
  9.625%, 11/15/09                                                                       1,000,000                 435,000
Comcast Corp., 5.500%, 3/15/11                                                           3,000,000               3,005,064
CSC Holdings, Inc., 7.875%, 2/15/18                                                      1,550,000               1,522,875
Rogers Cablesystems Ltd., 9.650%, 1/15/14                          CAD                   6,080,000               4,097,481
                                                                                                             -------------
                                                                                                                 9,192,045
                                                                                                             -------------
Canadian--19.2%
Canadian Government, 3.500%, 6/01/04                                                    32,350,000              21,993,816
Canadian Government, 4.500%, 9/01/07                                                    40,725,000              27,812,486
Canadian Government, 6.000%, 9/01/05                                                   104,590,000              74,545,828
Milit-Air, Inc., 5.750%, 6/30/19                                                         6,385,597               4,393,977
New Brunswick FM Project, 0.000%,
   11/30/27 (step to 6.470% on 5/30/03) #                                               10,000,000               6,987,747
Ontario Hydro, Zero Coupon Bond, 11/27/20                                                1,507,000                 342,117
Ontario Hydro, Zero Coupon Bond, 10/15/21                                               49,565,000              10,804,765
Province of Alberta, 5.930%, 9/16/16                                                    26,488,040              18,723,745
Province of British Columbia, Zero
   Coupon Bond, 6/09/14                                                                 10,000,000               3,542,682

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued
Canadian--continued
Province of British Columbia, Zero
   Coupon Bond, 9/05/20                                            CAD                  39,000,000           $   8,855,044
Province of British Columbia,
   Zero Coupon Bond, 6/09/22                                                            48,708,000               9,914,018
Province of British Columbia,
   Zero Coupon Bond, 8/19/22                                                            20,387,000               4,095,442
Province of British Columbia,
   Zero Coupon Bond, 8/23/24                                                            37,100,000               6,559,048
Province of British Columbia,
   Zero Coupon Bond, 11/19/27                                                            6,300,000                 916,909
Province of Manitoba, Zero
   Coupon Bond, 3/05/31                                                                 41,929,000               5,308,913
Province of Manitoba, 6.500%, 9/22/17                                                   34,300,000              25,169,289
Province of Manitoba, 7.750%, 12/22/25                                                  39,245,000              32,450,192
Province of Manitoba (Certificate of Deposit),
   Zero Coupon Bond, 7/22/13                                                             2,500,000                 939,449
Province of Newfoundland, 6.150%, 4/17/28                                                2,500,000               1,701,225
Province of Ontario, Zero Coupon
   Bond, 7/13/22                                                                        94,725,000              19,358,978
Province of Ontario, Zero Coupon
   Bond, 6/02/27                                                                         4,480,000                 705,760
Province of Ontario, Zero Coupon
   Bond, 3/08/29                                                                        18,600,000               2,646,670
Province of Ontario, 5.900%, 3/08/06                                                       475,000                 338,450
Province of Ontario (Certificate of Deposit),
   Zero Coupon Bond, 12/02/25                                                            7,650,000               1,288,210
Province of Saskatchewan, Zero Coupon
   Bond, 4/10/14                                                                        27,000,000               9,660,449
Province of Saskatchewan (Certificate of Deposit),
   Zero Coupon Bond, 2/04/22                                                             2,350,000                 484,078
Province of Saskatchewan (Certificate of Deposit),
   Zero Coupon Bond, 5/30/25                                                            36,780,000               6,117,147
                                                                                                             -------------
                                                                                                               305,656,434
                                                                                                             -------------
Chemicals--1.2%
IMC Global, Inc., 6.875%, 7/15/07                                  USD                   5,385,000               5,034,975
IMC Global, Inc., 7.300%, 1/15/28                                                        5,480,000               4,274,400
IMC Global, Inc., 7.375%, 8/01/18                                                        7,225,000               5,780,000
IMC Global, Inc., 7.625%, 11/01/05                                                         775,000                 782,750
Methanex Corp., 7.750%, 8/15/05                                                          2,660,000               2,726,500
Solutia, Inc., 7.375%, 10/15/27                                                            525,000                 236,250
                                                                                                             -------------
                                                                                                                18,834,875
                                                                                                             -------------
Consumer Products--0.7%
Bausch & Lomb, Inc., 7.125%, 8/01/28                                                    10,700,000               9,737,000
Remington Arms Co., Inc., 10.500%, 2/01/11 144A                                          2,000,000               2,140,000
                                                                                                             -------------
                                                                                                                11,877,000
                                                                                                             -------------
Diversified Operations--0.4%
Corning Glass, 7.000%, 3/15/07                                                           2,275,000               2,149,875
Corning Glass, 8.875%, 3/15/16                                                             325,000                 282,750
Corning, Inc., 6.250%, 2/18/10 144A                                EUR                   1,500,000               1,325,626
Corning, Inc., 6.750%, 9/15/13                                     USD                   2,100,000               1,785,000
Corning, Inc., 6.850%, 3/01/29                                                             800,000                 656,000
                                                                                                             -------------
                                                                                                                 6,199,251
                                                                                                             -------------


LOOMIS SAYLES FIXED INCOME FUNDS                                              11

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Electronic Components--0.1%
Arrow Electronics, Inc., 6.875%, 6/01/18                          USD                      250,000           $     230,779
Pioneer Standard Electronics, Inc., 9.500%, 8/01/06                                      1,000,000               1,025,927
                                                                                                             -------------
                                                                                                                 1,256,706
                                                                                                             -------------
Electronic Components--Semiconductors--0.3%
Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A**                                    5,400,000               5,364,673
                                                                                                             -------------

Entertainment--2.5%
Time Warner Entertainment Co., 6.950%, 1/15/28                                          33,900,000              33,159,082
Time Warner, Inc., 6.625%, 5/15/29                                                       7,500,000               7,046,520
                                                                                                             -------------
                                                                                                                40,205,602
                                                                                                             -------------
Financial Services--1.9%
Capital One Bank, 6.700%, 5/15/08                                                        1,050,000               1,039,411
Cerro Negro Finance Ltd., 7.330%, 12/01/09 144A**                                        1,232,000                 983,234
Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A**                                       11,000,000               7,535,000
CIT Group, Inc., 4.125%, 2/21/06                                                            75,000                  75,094
CIT Group, Inc., 5.500%, 5/16/05                                                         2,875,000               3,183,821
CIT Group, Inc., 6.500%, 2/07/06                                                           425,000                 452,931
Ford Motor Credit Co., 5.800%, 1/12/09                                                   4,825,000               4,317,733
Ford Motor Credit Co., 6.500%, 1/25/07                                                     500,000                 481,944
Ford Motor Credit Co., 6.875%, 2/01/06                                                     750,000                 737,013
Ford Motor Credit Co., 7.250%, 2/22/05                             GBP                   5,250,000               8,109,858
Ford Motor Credit Co., 7.250%, 10/25/11                            USD                     500,000                 458,872
General Motors Acceptance Corp., 6.875%, 8/28/12                                           200,000                 197,338
Petrozuata Finance, Inc., 8.220%, 4/01/17 144A**                                           585,000                 403,650
Petrozuata Finance, Inc., Series A, 7.630%, 4/01/09 144A**                               3,620,000               2,932,200
                                                                                                             -------------
                                                                                                                30,908,099
                                                                                                             -------------
Food--0.4%
Borden, Inc., 7.875%, 2/15/23                                                            8,282,000               4,969,200
Borden, Inc., 9.250%, 6/15/19                                                            1,325,000                 836,168
                                                                                                             -------------
                                                                                                                 5,805,368
                                                                                                             -------------
Foreign Government/Agency--9.0%
Escom, 11.000%, 6/01/08                                            ZAR                  28,900,000               3,676,457
Government of Sweden, 5.250%, 3/15/11                              SEK                  10,000,000               1,239,618
Kingdom of Norway, 6.750%, 1/15/07                                 NOK                 242,785,000              35,237,103
PEMEX Project Funding Master Trust,
   8.625%, 2/01/22 144A                                            USD                   1,580,000               1,666,900
Petroleos Mexicanos, 8.625%, 12/01/23 144A                                               6,485,000               6,809,250
Republic of Argentina, 8.875%, 3/01/29^                                                  1,000,000                 167,500
Republic of Brazil, 8.875%, 4/15/24                                                     33,525,000              21,707,437
Republic of Brazil, 10.125%, 5/15/27                                                     6,181,000               4,403,963
Republic of Brazil C Bond, 8.000%, 4/15/14                                              47,347,573              37,522,952
Republic of Dominican, 9.040%, 1/23/13 144A                                              2,170,000               2,137,450
Republic of Peru, 4.500%, 3/07/17
   (step to 5.000% on 3/07/05)#                                                          3,075,000               2,448,623
Republic of South Africa, 12.500%, 12/21/06                        ZAR                   5,690,000                 756,383
Republic of South Africa, 13.000%, 8/31/10                                               5,060,000                 735,988
Republic of South Africa, 13.500%, 9/15/15                                              83,470,000              13,285,388
Republic of Uruguay, 7.625%, 1/20/12                               USD                   1,435,000                 667,275
Republic of Venezuela, 9.250%, 9/15/27                                                  14,585,000               8,772,877
United Mexican States, 8.375%, 1/14/11                                                   1,000,000               1,152,500
                                                                                                             -------------
                                                                                                               142,387,664
                                                                                                             -------------

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Forest & Paper Products--1.8%
Abitibi-Consolidated, Inc., 7.500%, 4/01/28**                      USD                   1,500,000           $   1,390,611
Boise Cascade Corp., 7.350%, 2/01/16                                                     1,475,000               1,430,828
Fort James Corp., 4.750%, 6/29/04                                  EUR                     500,000                 520,158
Fort James Corp., 7.750%, 11/15/23                                 USD                   2,500,000               2,125,000
Georgia-Pacific Corp. (Timber Group), 7.250%, 6/01/28                                    5,165,000               3,873,750
Georgia-Pacific Group, 7.375%, 12/01/25                                                 14,885,000              11,387,025
Georgia-Pacific Group, 7.750%, 11/15/29                                                  9,570,000               7,560,300
                                                                                                             -------------
                                                                                                                28,287,672
                                                                                                             -------------
Government Agencies--9.5%
Federal Home Loan Mortgage Corp., 4.625%, 2/15/07                  EUR                  32,500,000              37,273,863
Federal Home Loan Mortgage Corp., 5.250%, 1/15/06                  USD                   2,175,000               2,358,877
Federal National Mortgage Association,
   Zero Coupon Bond, 10/29/07                                      NZD                 103,925,000              44,333,621
Federal National Mortgage Association,
   5.000%, 1/15/07                                                 USD                  14,700,000              15,980,429
Federal National Mortgage Association,
   5.250%, 6/15/06                                                                      21,000,000              22,902,978
Federal National Mortgage Association,
   5.250%, 1/15/09                                                                       9,000,000               9,900,189
Federal National Mortgage Association,
   5.500%, 3/15/11                                                                       5,000,000               5,521,955
Federal National Mortgage Association,
   6.375%, 8/15/07                                                 AUD                  21,000,000              13,300,537
                                                                                                             -------------
                                                                                                               151,572,449
                                                                                                             -------------
Healthcare--Services--1.6%
Columbia/HCA Healthcare Corp., 7.050%, 12/01/27                    USD                   6,500,000               6,350,754
Columbia/HCA Healthcare Corp., 7.190%, 11/15/15                                          4,500,000               4,816,224
Columbia/HCA Healthcare Corp., 7.500%, 12/15/23                                          1,965,000               2,008,430
Columbia/HCA Healthcare Corp., 7.580%, 9/15/25                                           1,300,000               1,331,109
Columbia/HCA Healthcare Corp., 7.690%, 6/15/25                                           5,000,000               5,223,195
Columbia/HCA Healthcare Corp., 7.750%, 7/15/36                                           1,000,000               1,033,832
HCA, Inc., 6.250%, 2/15/13                                                               2,000,000               2,051,582
HCA, Inc., 6.300%, 10/01/12                                                              2,500,000               2,568,235
                                                                                                             -------------
                                                                                                                25,383,361
                                                                                                             -------------
Home Builders--0.4%
Pulte Corp., 7.300%, 10/24/05                                                            1,000,000               1,065,533
Pulte Corp., 7.625%, 10/15/17                                                            3,100,000               3,478,253
Pulte Homes, Inc., 7.875%, 6/15/32                                                       1,900,000               2,033,304
                                                                                                             -------------
                                                                                                                 6,577,090
                                                                                                             -------------
Insurance--0.4%
Aon Corp., 7.375%, 12/14/12 144A                                                         2,500,000               2,746,687
Provident Companies, Inc., 7.000%, 7/15/18                                                 500,000                 425,000
Provident Companies, Inc., 7.250%, 3/15/28                                               1,000,000                 840,000
UnumProvident Corp., 6.750%, 12/15/28                                                    2,000,000               1,660,000
UnumProvident Corp., 7.375%, 6/15/32                                                     1,000,000                 850,000
                                                                                                             -------------
                                                                                                                 6,521,687
                                                                                                             -------------
Lodging & Hotel--0.6%
Host Marriott Corp., Series B, 7.875%, 8/01/08                                           1,575,000               1,480,500
ITT Corp., 7.375%, 11/15/15                                                              2,500,000               2,312,500
Meditrust Corp., 7.000%, 8/15/07                                                         5,500,000               5,238,750
                                                                                                             -------------
                                                                                                                 9,031,750
                                                                                                             -------------


LOOMIS SAYLES FIXED INCOME FUNDS                                              13

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Mortgage Related--0.1%
Federal Home Loan Mortgage Corp., 5.000%, 12/01/31                 USD                     941,046           $     942,081
                                                                                                             -------------

Natural Gas--2.4%
Coastal Corp., 6.950%, 6/01/28                                                           1,000,000                 700,000
El Paso Corp., 5.750%, 3/14/06                                                          10,345,000               9,029,533
El Paso Corp., 7.000%, 5/15/11                                                             200,000                 158,000
KN Capital Trust, 7.630%, 4/15/28                                                       15,750,000              16,458,466
Southern Natural Gas Co., 7.350%, 2/15/31                                                1,500,000               1,380,000
Tennessee Gas Pipeline Co., 7.000%, 10/15/28                                            10,225,000               8,486,750
Tennessee Gas Pipeline Co., 7.500%, 4/01/17                                              1,700,000               1,547,000
                                                                                                             -------------
                                                                                                                37,759,749
                                                                                                             -------------
Office Equipment--0.6%
Xerox Capital (Europe) Plc, 5.250%, 12/03/04**                     EUR                   2,750,000               2,850,369
Xerox Capital (Europe) Plc, 5.875%, 5/15/04**                      USD                     310,000                 306,900
Xerox Capital Trust I, 8.000%, 2/01/27                                                   5,150,000               3,811,000
Xerox Corp., 3.500%, 2/04/04                                       EUR                   2,625,000               2,749,447
                                                                                                             -------------
                                                                                                                 9,717,716
                                                                                                             -------------
Oil & Gas Exploration--0.2%
Pioneer Natural Resources Co., 7.200%, 1/15/28                     USD                   3,250,000               3,191,334
Swift Energy Co., 9.375%, 5/01/12                                                          500,000                 508,750
                                                                                                             -------------
                                                                                                                 3,700,084
                                                                                                             -------------
Oil & Gas Refining--0.1%
CITGO Petroleum Corp., 11.375%, 2/01/11 144A                                             1,750,000               1,833,125
                                                                                                             -------------

Oil & Gas--Major Integrated--0.6%
PDVSA Finance Ltd., 7.400%, 8/15/16**                                                    3,000,000               2,040,000
PDVSA Finance Ltd., 7.500%, 11/15/28**                                                   1,000,000                 660,000
PDVSA Finance Ltd., 9.375%, 11/15/07**                                                   2,504,000               2,128,400
Pecom Energia SA, 8.125%, 7/15/10 144A**                                                 3,410,000               2,625,700
Phillips 66 Capital Trust II, 8.000%, 1/15/37                                            1,000,000               1,074,202
YPF Sociedad Anonima, 9.125%, 2/24/09**                                                    500,000                 480,000
                                                                                                             -------------
                                                                                                                 9,008,302
                                                                                                             -------------
Rail--Transport--0.7%
Missouri Pacific Railroad Co., 5.000%, 1/01/45                                           7,335,000               4,922,863
TFM SA de CV, 11.750%, 6/15/09**                                                         7,450,000               6,854,000
                                                                                                             -------------
                                                                                                                11,776,863
                                                                                                             -------------
Real Estate Investment Trusts--3.1%
AMB Property Corp., 7.500%, 6/30/18                                                      7,500,000               8,343,232
First Industrial LP, 7.500%, 12/01/17                                                    8,400,000               9,451,647
First Industrial LP, 7.600%, 7/15/28                                                    15,250,000              16,139,700
Health Care Property Investors, Inc., 6.000%, 3/01/15                                      500,000                 493,035
Highwoods Realty LP, 7.500%, 4/15/18                                                     3,750,000               3,643,054
La Quinta Properties, Inc., 8.875%, 3/15/11 144A                                           750,000                 752,812
Security Capital Industrial Trust, 7.625%, 7/01/17                                       3,375,000               3,722,770
Spieker Properties, Inc., 7.500%, 10/01/27                                               2,098,000               2,217,475
TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17                                     5,000,000               4,794,290
                                                                                                             -------------
                                                                                                                49,558,015
                                                                                                             -------------
Retail--General--1.8%
Dillard's, Inc., 6.625%, 1/15/18                                                           360,000                 316,800
Dillard's, Inc., 7.000%, 12/01/28                                                          570,000                 495,900
J.C. Penney Co., Inc., 6.875%, 10/15/15                                                    720,000                 662,400
J.C. Penney Co., Inc., 7.050%, 5/23/05                                                   1,125,000               1,141,875

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Retail--General--continued
J.C. Penney Co., Inc., 7.125%, 11/15/23                            USD                   7,825,000           $   7,042,500
J.C. Penney Co., Inc., 7.650%, 8/15/16                                                   2,620,000               2,515,200
J.C. Penney Co., Inc., 7.950%, 4/01/17                                                   3,500,000               3,360,000
J.C. Penney Co., Inc., 8.125%, 4/01/27                                                   1,950,000               1,828,125
J.C. Penney Co., Inc., 8.250%, 8/15/22                                                   1,875,000               1,781,250
J.C. Penney Co., Inc., 9.750%, 6/15/21                                                   1,069,000               1,106,415
Sears Roebuck Acceptance Corp., 6.500%, 12/01/28                                         2,500,000               2,261,227
Sears Roebuck Acceptance Corp., 6.700%, 4/15/12                                            525,000                 537,253
Sears Roebuck Acceptance Corp., 7.000%, 6/01/32                                            830,000                 780,085
Woolworth Corp., 8.500%, 1/15/22                                                         4,475,000               4,457,422
                                                                                                             -------------
                                                                                                                28,286,452
                                                                                                             -------------
Shipping--0.3%
American President Cos. Ltd., 8.000%, 1/15/24                                            5,509,000               3,298,514
Transportacion Maritima Mexicana SA de CV,
   10.250%, 11/15/06**                                                                   1,250,000                 687,500
                                                                                                             -------------
                                                                                                                 3,986,014
                                                                                                             -------------
Supranational--5.6%
Eurofima, 6.500%, 8/22/11                                          AUD                   2,000,000               1,284,468
European Bank for Reconstruction & Development,
   Zero Coupon Bond, 2/10/28                                                            41,000,000               6,083,086
International Bank for Reconstruction & Development,
   Zero Coupon Bond, 8/20/07                                       NZD                 152,375,000              65,342,720
International Bank for Reconstruction &
   Development, 5.500%, 11/03/08                                                         9,500,000               5,161,463
International Bank for Reconstruction &
   Development, 8.000%, 5/23/07                                                         19,000,000              11,276,218
                                                                                                             -------------
                                                                                                                89,147,955
                                                                                                             -------------
Taxable Municipal--0.2%
Orange County, California Pension Obligation,
   Zero Coupon Bond, 9/01/16                                       USD                   5,000,000               2,352,250
                                                                                                             -------------

Telecommunications--3.8%
AT&T Corp., 6.500%, 11/21/06                                       EUR                   3,750,000               4,132,353
Colt Telecom Group Plc, 12.000%, 12/15/06**                        USD                   1,520,000               1,140,000
Deutsche Telekom International Finance
   BV, 7.125%, 7/11/11**                                           EUR                   3,000,000               3,480,669
Philippine Long Distance Telephone Co.,
   8.350%, 3/06/17**                                               USD                  11,479,000               8,081,905
Philippine Long Distance Telephone Co.,
   11.375%, 5/15/12**                                                                      925,000                 898,640
Qwest Capital Funding, Inc., 7.000%, 8/03/09                                             1,000,000                 760,000
Qwest Capital Funding, Inc., 7.750%, 8/15/06                                               500,000                 407,500
Qwest Capital Funding, Inc., 7.750%, 2/15/31                                             3,175,000               2,222,500
Qwest Capital Funding, Inc., 7.900%, 8/15/10                                             2,000,000               1,540,000
Qwest Corp., 5.625%, 11/15/08                                                              750,000                 682,500
Qwest Corp., 6.625%, 9/15/05                                                             6,525,000               6,361,875
Qwest Corp., 6.875%, 9/15/33                                                             1,025,000                 866,125
Qwest Corp., 7.250%, 9/15/25                                                               250,000                 218,750
Qwest Corp., 7.500%, 6/15/23                                                             2,000,000               1,760,000
Qwest Corp., 8.875%, 6/01/31                                                             1,750,000               1,732,500
Sprint Capital Corp., 6.125%, 11/15/08                                                     250,000                 247,500
Sprint Capital Corp., 6.875%, 11/15/28                                                  11,075,000               9,690,625
Sprint Capital Corp., 7.900%, 3/15/05                                                    1,100,000               1,155,000
Telekom Malaysia Berhad, 7.875%, 8/01/25 144A**                                            500,000                 517,877


LOOMIS SAYLES FIXED INCOME FUNDS                                              15

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Telecommunications--continued
US West Capital Funding, Inc., 6.500%, 11/15/18                    USD                   3,000,000           $   2,077,500
US West Capital Funding, Inc., 6.875%, 7/15/28                                          18,550,000              12,985,000
                                                                                                             -------------
                                                                                                                60,958,819
                                                                                                             -------------
Telecommunications Equipment--1.3%
Lucent Technologies, Inc., 6.450%, 3/15/29                                              18,720,000              11,980,800
Lucent Technologies, Inc., 6.500%, 1/15/28                                                 500,000                 320,000
Motorola, Inc., 5.800%, 10/15/08                                                           450,000                 452,250
Motorola, Inc., 6.500%, 11/15/28                                                         2,750,000               2,488,750
Motorola, Inc., 7.625%, 11/15/10                                                           600,000                 645,000
Motorola, Inc., 8.000%, 11/01/11                                                         1,000,000               1,095,000
Nortel Networks Ltd., 6.125%, 2/15/06**                                                  3,420,000               3,120,750
Northern Telecom Capital Corp., 7.875%, 6/15/26                                          1,050,000                 819,000
                                                                                                             -------------
                                                                                                                20,921,550
                                                                                                             -------------
Telecommunications--Wireless--0.9%
Nextel Communications, Inc., 9.375%, 11/15/09                                            3,465,000               3,638,250
Nextel Communications, Inc., 9.500%, 2/01/11                                               500,000                 528,750
Nextel Communications, Inc., 9.750%, 10/31/07                                            8,540,000               8,838,900
PTC International Finance BV, 10.750%, 7/01/07                                             249,000                 258,960
Rogers Wireless Communications, Inc., 8.800%, 10/01/07                                   1,625,000               1,616,875
                                                                                                             -------------
                                                                                                                14,881,735
                                                                                                             -------------
Textile & Apparel--0.2%
Kellwood Co., 7.625%, 10/15/17                                                           2,500,000               2,300,000
Phillips Van Heusen Corp., 7.750%, 11/15/23                                              1,000,000                 840,000
                                                                                                             -------------
                                                                                                                 3,140,000
                                                                                                             -------------
Utilities--Electric--3.5%
AES Corp., 8.875%, 2/15/11                                                                 315,000                 258,300
AES Corp., 8.875%, 11/01/27                                                              5,000,000               2,800,000
American Electric Power, Inc., 5.375%, 3/15/10                                           1,975,000               2,005,004
Commonwealth Edison Co., 4.750%, 12/01/11                                                  673,000                 689,983
Edison Mission Energy, 7.730%, 6/15/09                                                     135,000                  97,200
Empresa Nacional de Electricidad SA (Endesa),
   7.875%, 2/01/27**                                                                     3,675,000               2,735,927
Enersis SA, 6.600%, 12/01/26**                                                           3,480,000               3,171,682
Enersis SA, 6.900%, 12/01/06**                                                          13,700,000              11,072,614
Enersis SA, 7.400%, 12/01/16**                                                           1,980,000               1,381,076
Panda Funding Corp., 11.625%, 8/20/12                                                    1,367,545                 991,470
Quezon Power Philippines Co., 8.860%, 6/15/17**                                          7,599,375               5,585,541
Salton Sea Funding Corp., 7.840%, 5/30/10                                                3,500,000               3,426,395
Salton Sea Funding Corp., Series E, 8.300%, 5/30/11                                      2,280,468               2,258,347
Salton Sea Funding Corp., Series F, 7.475%, 11/30/18                                       455,935                 418,913
Southern California Edison Co., 6.375%, 1/15/06                                          4,645,000               4,552,100
Southern California Edison Co., 6.650%, 4/01/29                                          3,850,000               3,253,250
Southern California Edison Co., 7.125%, 7/15/25                                          1,000,000                 960,000
Southern California Edison Co., 7.250%, 3/01/26                                            500,000                 480,000
Southern California Edison Co., 7.625%, 1/15/10                                          2,000,000               1,980,000
Tenaga Nasional Berhad, 7.500%, 11/01/25 144A**                                          6,415,000               6,386,780
Texas-New Mexico Power Co., 6.250%, 1/15/09                                              1,000,000               1,017,500
                                                                                                             -------------
                                                                                                                55,522,082
                                                                                                             -------------
TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $1,203,686,197)                                                                           1,261,060,639
                                                                                                             -------------

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

CONVERTIBLE BONDS--13.7%

Auto & Related--0.0%
MascoTech, Inc., 4.500%, 12/15/03                                  USD                     727,000           $     687,015
                                                                                                             -------------

Biomedical--0.1%
Genzyme Corp., 3.000%, 5/15/21                                                           1,335,000               1,301,625
                                                                                                             -------------

Cable--0.3%
Rogers Communications, Inc., 2.000%, 11/26/05**                                          5,525,000               4,392,375
                                                                                                             -------------

Computer Hardware--0.3%
Maxtor Corp., 5.750%, 3/01/12                                                            6,767,000               4,466,220
Quantum Corp., 7.000%, 8/01/04                                                             596,000                 563,220
                                                                                                             -------------
                                                                                                                 5,029,440
                                                                                                             -------------
Diversified Operations--0.7%
Corning, Inc., Zero Coupon Bond, 11/08/15                                                4,400,000               2,981,000
Corning, Inc., 3.500%, 11/01/08                                                          6,100,000               5,993,250
Corning, Inc., 5.625%, 2/18/05                                     EUR                   2,104,000               2,043,057
                                                                                                             -------------
                                                                                                                11,017,307
                                                                                                             -------------
Electronic Components--0.2%
Celestica, Inc., Zero Coupon Bond, 8/01/20                         USD                   3,775,000               1,868,625
Sanmina-SCI Corp., Zero Coupon Bond, 9/12/20                                             1,000,000                 447,500
Sanmina-SCI Corp., 4.250%, 5/01/04                                                         180,000                 173,925
                                                                                                             -------------
                                                                                                                 2,490,050
                                                                                                             -------------
Electronic Components--Semiconductors--3.4%
Amkor Technology, Inc., 5.000%, 3/15/07                                                  1,150,000                 794,938
Analog Devices, Inc., 4.750%, 10/01/05                                                  42,935,000              43,364,350
Analog Devices, Inc., 4.750%, 10/01/05 144A                                              1,000,000               1,010,000
Infineon Tech, 4.250%, 2/06/07                                     EUR                   6,400,000               5,377,583
Kulicke and Soffa Industries, Inc., 4.750%, 12/15/06               USD                   1,675,000               1,103,406
Lam Research Corp., 4.000%, 6/01/06                                                      2,210,000               1,997,288
LSI Logic Corp., 4.000%, 2/15/05                                                           300,000                 276,375
LSI Logic Corp., 4.000%, 11/01/06                                                          285,000                 244,031
Richardson Electronics Ltd., 7.250%, 12/15/06                                              450,000                 382,500
                                                                                                             -------------
                                                                                                                54,550,471
                                                                                                             -------------
Electronic Measuring Instruments--0.2%
Agilent Technologies, Inc., 3.000%, 12/01/21                                             2,425,000               2,212,813
Thermedics, Inc., Zero Coupon Bond, 6/01/03                                                950,000                 937,073
                                                                                                             -------------
                                                                                                                 3,149,886
                                                                                                             -------------
Office Equipment--1.0%
Xerox Corp., 0.570%, 4/21/18                                                            24,500,000              15,802,500
                                                                                                             -------------
Oil & Gas Drilling Equipment--0.0%
Parker Drilling Co., 5.500%, 8/01/04                                                       500,000                 473,750
                                                                                                             -------------
Oil & Gas Exploration--0.3%
Devon Energy Corp., 4.900%, 8/15/08                                                      1,400,000               1,428,000
Devon Energy Corp., 4.950%, 8/15/08                                                      2,600,000               2,658,500
                                                                                                             -------------
                                                                                                                 4,086,500
                                                                                                             -------------
Pharmaceutical--1.0%
Affymetrix, Inc., 4.750%, 2/15/07                                                          200,000                 177,500
Affymetrix, Inc., 4.750%, 2/15/07 144A                                                   1,000,000                 887,500
Human Genome Sciences, Inc., 3.750%, 3/15/07                                             7,225,000               5,445,844


LOOMIS SAYLES FIXED INCOME FUNDS                                              17

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Pharmaceutical--continued
Human Genome Sciences, Inc., 3.750%, 3/15/07 144A                  USD                   7,250,000           $   5,464,687
IVAX Corp., 4.500%, 5/15/08                                                              4,330,000               3,799,575
                                                                                                             -------------
                                                                                                                15,775,106
                                                                                                             -------------
Telecommunications--1.2%
Colt Telecom Group Plc, 2.000%, 3/29/06**                          EUR                   1,000,000                 610,988
Colt Telecom Group Plc, 2.000%, 12/16/06**                                               8,225,000               4,756,161
Colt Telecom Group Plc, 2.000%, 4/03/07**                                                3,975,000               2,276,886
Koninklijke (Royal) KPN NV, 3.500%, 11/24/05**                                          11,330,000              11,928,944
                                                                                                             -------------
                                                                                                                19,572,979
                                                                                                             -------------
Telecommunications Equipment--0.2%
Juniper Networks, Inc., 4.750%, 3/15/07                            USD                   2,250,000               1,912,500
Nortel Networks Corp., 4.250%, 9/01/08                                                   2,460,000               1,808,100
                                                                                                             -------------
                                                                                                                 3,720,600
                                                                                                             -------------
Telecommunications--Wireless--0.3%
Nextel Communications, Inc., 5.250%, 1/15/10                                             4,855,000               4,169,231
Nextel Communications, Inc., 6.000%, 6/01/11                                               450,000                 440,438
                                                                                                             -------------
                                                                                                                 4,609,669
                                                                                                             -------------
Textile & Apparel--0.0%
Dixie Yarns, Inc., 7.000%, 5/15/12                                                         214,000                 119,840
                                                                                                             -------------

Tobacco--4.5%
Loews Corp., 3.125%, 9/15/07                                                            77,600,000              71,198,000
                                                                                                             -------------

Trucking & Freight--0.0%
Builders Transportation, Inc., 8.000%, 8/15/05^                                          1,000,000                   1,250
Preston Corp., 7.000%, 5/01/11                                                             750,000                 630,000
                                                                                                             -------------
                                                                                                                   631,250
                                                                                                             -------------
TOTAL CONVERTIBLE BONDS
   (Identified Cost $208,012,586)                                                                              218,608,363
                                                                                                             -------------

TOTAL BONDS AND NOTES
   (Identified Cost $1,411,698,783)                                                                          1,479,669,002
                                                                                                             -------------

                                                                                            Shares
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--0.3% of net assets

Auto Components--0.1%
Magna International, Inc. Class A                                                           16,965                 886,930
                                                                                                             -------------

Energy Equipment & Services--0.2%
Diamond Offshore Drilling, Inc.                                                            127,777               2,480,152
                                                                                                             -------------

Telecommunication Services--Diversified--0.0%
Loxley Public Co. Ltd.*                                                                  3,054,316                 702,346
                                                                                                             -------------

TOTAL COMMON STOCKS
   (Identified Cost $6,679,640)                                                                                  4,069,428
                                                                                                             -------------

                                                                                            Shares                 Value +
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--4.1% of net assets

NON-CONVERTIBLE PREFERRED STOCKS--0.9%

Real Estate--0.0%
La Quinta Properties, Inc., Series A, 9.000%                                                19,770           $     417,147
                                                                                                             -------------

Real Estate Investment Trusts--0.3%
First Industrial Realty Trust, Inc., Series D, 7.950%                                       10,250                 255,533
First Industrial Realty Trust, Inc., Series E, 7.900%                                       88,100               2,189,285
Highwoods Properties, Inc., Series B, 8.000%                                                60,500               1,412,675
Highwoods Properties, Inc., Series D, 8.000%                                                12,000                 280,680
                                                                                                             -------------
                                                                                                                 4,138,173
                                                                                                             -------------
Telecommunications--Wireless--0.1%
Nextel Communications, Inc., 11.125% PIK                                                     2,147               2,275,820
                                                                                                             -------------

Utilities--Electric--0.5%
Central Maine Power Co., 3.500%                                                              2,230                 111,291
Connecticut Light & Power Co., $1.90                                                         2,925                  81,900
Entergy Arkansas, Inc 4.32%                                                                    100                   5,472
Entergy Louisiana, Inc., 4.160%                                                              2,600                 139,750
Entergy Mississippi, Inc., 4.360%                                                            5,000                 282,500
Entergy New Orleans, Inc., 4.360%                                                              665                  37,198
Entergy New Orleans, Inc., 4.750%                                                              200                  11,940
MDU Resources Group, Inc., 5.100%                                                            3,100                 313,100
Pacific Gas & Electric Co., Series D, 5.000%^                                               75,000               1,296,000
Pacific Gas & Electric Co., Series H, 4.500%^                                               45,000                 765,000
PECO Energy Co., $3.80                                                                         300                  19,125
Public Service Co., 4.000%                                                                     360                  21,454
Southern California Edison Co., 4.320%                                                      50,700                 712,335
Southern California Edison Co., 7.230%                                                      35,262               3,488,734
Xcel Energy, Inc., $3.60                                                                     1,100                  54,725
                                                                                                             -------------
                                                                                                                 7,340,524
                                                                                                             -------------
TOTAL NON-CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $11,841,988)                                                                                14,171,664
                                                                                                             -------------

CONVERTIBLE PREFERRED STOCKS--3.2%

Auto & Related--0.1%
Cummins Capital Trust I, 7.000%                                                             38,500               1,674,750
                                                                                                             -------------
Building Materials--0.0%
Owens Corning, 6.500%^                                                                     133,000                       0
                                                                                                             -------------
Financial Services--0.1%
Newell Financial Trust I, 5.250%                                                            55,000               2,550,625
                                                                                                             -------------
Forest & Paper Products--1.2%
International Paper Capital Trust, 5.250%                                                  384,825              18,471,600
                                                                                                             -------------
Metals & Mining--0.0%
Bethlehem Steel Corp., $3.50^                                                              109,050                       0
                                                                                                             -------------
Natural Gas--0.1%
Western Gas Resources, Inc., $2.625                                                         25,000               1,250,000
                                                                                                             -------------
Oil & Gas Exploration--0.1%
Chesapeake Energy Corp., 6.750%                                                             32,600               2,073,686
                                                                                                             -------------
Rail--Transport--0.6%
Union Pacific Capital Trust, 6.250%                                                        197,000              10,047,000
                                                                                                             -------------


LOOMIS SAYLES FIXED INCOME FUNDS                                              19

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                                            Shares                 Value +
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--continued

Real Estate Investment Trusts--0.4%
Equity Residential Properties Trust, 7.250%                                                151,200          $    3,778,488
Host Marriott Financial Trust, 6.750%                                                       60,500               2,040,121
                                                                                                             -------------
                                                                                                                 5,818,609
                                                                                                             -------------
Telecommunication Services--Diversified--0.6%
Philippine Long Distance Telephone Co., $3.50 GDS**                                        362,575               9,245,662
                                                                                                             -------------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $61,776,360)                                                                                51,131,932
                                                                                                             -------------
TOTAL PREFERRED STOCKS
   (Identified Cost $73,618,348)                                                                                65,303,596
                                                                                                             -------------
                                                                                       Face Amount
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--1.1% of net assets
Repurchase Agreement with State Street Corp.,
dated 3/31/03 at 0.500% to be repurchased at
$16,795,233 on 4/01/03 collateralized by $14,850,000
U.S. Treasury Bond, 6.000% due 2/15/26 with a
value of $17,132,430                                               USD                  16,795,000              16,795,000
                                                                                                            --------------
TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $16,795,000)                                                                                16,795,000
                                                                                                            --------------
TOTAL INVESTMENTS--98.5%
   (Identified Cost $1,508,791,771)@                                                                         1,565,837,026
   Cash and Other Assets, Less Liabilities--1.5%                                                                24,608,153
                                                                                                            --------------
NET ASSETS--100%                                                                                            $1,590,445,179
                                                                                                            ==============

+     See Note 1.

**    Foreign issued security

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.

^     Security in default

*     Non-income producing security

PIK   All or a portion of income may be received as additional securities.

@ At March 31, 2003, the net unrealized appreciation on investments based on cost of $1,509,752,551 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $103,672,775 and $47,588,300, respectively, resulting in net unrealized appreciation of $56,084,475.

      Key to Abbreviations: AUD: Australian Dollar; CAD: Canadian Dollar; EUR:
      Euro; GBP: Great British Pound; GDS: Global Depository Shares; NOK:
      Norwegian Krone; NZD: New Zealand Dollar; SEK: Swedish Krona; USD: United States Dollar; ZAR: South African Rand

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles Global Bond Fund

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--91.6% of net assets

NON-CONVERTIBLE BONDS--89.3%

Australia--3.5%
New South Wales Trust, 6.500%, 5/01/06                             AUD                   1,000,000          $      632,453
Queensland Treasury, 8.000%, 9/14/07                                                     3,720,000               2,516,840
                                                                                                            --------------
                                                                                                                 3,149,293
                                                                                                            --------------
Austria--3.8%
Republic of Austria, 5.000%, 7/15/12                               EUR                   2,920,000               3,414,931
                                                                                                            --------------
Belgium--0.8%
Kingdom of Belgium, 3.750%, 3/28/09                                                        630,000                 696,910
                                                                                                            --------------
Brazil--0.3%
Republic of Brazil C Bond, 8.000%, 4/15/14                         USD                     307,853                 243,973
                                                                                                            --------------
Canada--9.7%
Abitibi Consolidated, Inc., 8.500%, 8/01/29                                                500,000                 505,811
Alcan, Inc., 5.500%, 5/02/06                                       EUR                     900,000               1,036,229
Alliance Pipeline LP, 7.877%, 12/31/25 144A                        USD                     150,000                 169,509
Brascan Corp., 8.125%, 12/15/08                                                            240,000                 274,841
Canadian Government, 5.500%, 6/01/10                               CAD                   1,265,000                 892,682
Falconbridge Ltd., 7.350%, 6/05/12                                 USD                     400,000                 428,212
Ford Motor Credit Co., 7.163%, 4/23/07                             CAD                     250,000                 162,444
Inco Ltd., 7.200%, 9/15/32                                         USD                     225,000                 229,435
Noranda, Inc., 7.250%, 7/15/12                                                             200,000                 197,019
Province of Ontario, 5.700%, 12/01/08                              CAD                   3,395,000               2,410,404
Province of Ontario, 5.900%, 3/08/06                                                       800,000                 570,020
Province of Ontario, 6.250%, 12/03/08                              NZD                     510,000                 285,606
Province of Saskatchewan, 5.750%, 3/05/29                          CAD                   1,425,000                 936,406
Rogers Cablesystems Ltd., 9.650%, 1/15/14                                                  150,000                 101,089
Teck Cominco Ltd., 7.000%, 9/15/12                                 USD                     200,000                 199,675
Tembec Industries, Inc., 8.500%, 2/01/11                           CAD                     300,000                 307,125
                                                                                                            --------------
                                                                                                                 8,706,507
                                                                                                            --------------
Cayman Island--0.5%
Enersis SA, 7.400%, 12/01/16                                       USD                     400,000                 279,005
PDVSA Finance Ltd., 7.400%, 8/15/16                                                        230,000                 156,400
                                                                                                            --------------
                                                                                                                   435,405
                                                                                                            --------------
Chile--0.3%
Empresa Nacional de Electricidad SA
   (Endesa), 7.875%, 2/01/27                                                               350,000                 260,565
                                                                                                            --------------
Costa Rica--0.4%
Republic of Costa Rica, 8.050%, 1/31/13 144A                                               350,000                 361,812
                                                                                                            --------------
Denmark--4.5%
Kingdom of Denmark, 4.000%, 8/15/08                                DKK                  15,315,000               2,290,808
Kingdom of Denmark, 5.000%, 8/15/05                                                      2,120,000                 326,362
ommunekredit, 5.000%, 6/07/06                                      NOK                   4,820,000                 655,440
Rohm & Haas Denmark A/S, 6.000%, 3/09/07                           EUR                     650,000                 763,007
                                                                                                            --------------
                                                                                                                 4,035,617
                                                                                                            --------------
Dominican Republic--0.5%
Republic of Dominican, 9.040%, 1/23/13 144A                        USD                     450,000                 443,250
                                                                                                            --------------

Finland--2.6%
Republic of Finland, 5.000%, 7/04/07                               EUR                   2,000,000               2,345,481
                                                                                                            --------------


LOOMIS SAYLES FIXED INCOME FUNDS                                              21

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Germany--3.7%
Allgemeine HypothekenBank AG, 4.250%, 1/20/14                      EUR                     150,000          $      162,012
Kreditanstalt Wiederauf, 5.250%, 1/04/10                                                   665,000                 791,150
Muenchener Hypothekenbank eG, 5.000%, 1/16/12                                            2,040,000               2,364,084
                                                                                                            --------------
                                                                                                                 3,317,246
                                                                                                            --------------
Hong Kong--0.4%
Bangkok Bank Public Co. Ltd., 9.025%, 3/15/29 144A                 USD                     300,000                 322,667
                                                                                                            --------------
Ireland--2.8%
Republic of Ireland, 4.600%, 4/18/16                               EUR                   2,300,000               2,554,083
                                                                                                            --------------
Italy--1.1%
Republic of Italy, 4.500%, 3/01/07                                                         860,000                 988,918
                                                                                                            --------------
Luxembourg--0.1%
PTC International Finance II, 11.250%, 12/01/09                                             75,000                  90,728
                                                                                                            --------------
Malaysia--1.3%
Telekom Malaysia Berhad, 7.875%, 8/01/25 144A                      USD                     200,000                 207,151
Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                                            1,000,000                 995,601
                                                                                                            --------------
                                                                                                                 1,202,752
                                                                                                            --------------
Mexico--3.4%
Gruma SA de CV, 7.625%, 10/15/07                                                           400,000                 404,000
Petroleos Mexicanos, 8.625%, 12/01/23 144A                                                 900,000                 945,000
Petroleos Mexicanos, 9.500%, 9/15/27                                                       500,000                 572,500
TFM SA de CV, 11.750%, 6/15/09                                                             250,000                 230,000
United Mexican States, 8.375%, 1/14/11                                                     750,000                 864,375
                                                                                                            --------------
                                                                                                                 3,015,875
                                                                                                            --------------
Netherlands--6.0%
Deutsche Telekom AG, 5.250%, 5/20/08                               EUR                     200,000                 219,956
GMAC International Finance BV, 8.000%, 3/14/07                     NZD                   1,125,000                 606,735
Kingdom of Netherlands, 5.000%, 7/15/11                            EUR                   3,530,000               4,153,928
PTC International Finance BV, 10.750%, 7/01/07                     USD                      95,000                  98,800
Repsol International Finance BV, 5.750%, 12/04/06                  EUR                     300,000                 343,026
                                                                                                            --------------
                                                                                                                 5,422,445
                                                                                                            --------------
Norway--1.6%
Kingdom of Norway, 5.500%, 5/15/09                                 NOK                   5,970,000                 835,174
Kingdom of Norway, 6.750%, 1/15/07                                                       4,425,000                 642,231
                                                                                                            --------------
                                                                                                                 1,477,405
                                                                                                            --------------
Philippines--0.7%
Bangko Sentral Pilipinas, 8.600%, 6/15/27                          USD                     515,000                 412,000
Philippine Long Distance Telephone Co., 11.375%, 5/15/12                                   225,000                 218,588
                                                                                                            --------------
                                                                                                                   630,588
                                                                                                            --------------
Singapore--0.2%
Flextronics International Ltd., 9.750%, 7/01/10                    EUR                     150,000                 171,840
                                                                                                            --------------
South Africa--1.9%
Republic of South Africa, 8.500%, 6/23/17                          USD                   1,400,000               1,666,000
                                                                                                            --------------
South Korea--0.9%
Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A                                        850,000                 844,439
                                                                                                            --------------
Spain--4.3%
Government of Spain, 5.400%, 7/30/11                               EUR                   3,200,000               3,854,463
                                                                                                            --------------

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Supranational--2.3%
Eurofima, 6.500%, 8/22/11                                          AUD                   1,600,000          $    1,027,574
European Investment Bank, 6.000%, 11/26/04                         GBP                     180,000                 295,147
Nordic Investment Bank, 5.250%, 4/20/06                            SEK                   6,000,000                 732,465
                                                                                                            --------------
                                                                                                                 2,055,186
                                                                                                            --------------
Sweden--2.5%
Government of Sweden, 5.250%, 3/15/11                              SEK                  11,700,000               1,450,353
Kingdom of Sweden, 6.500%, 5/05/08                                                       6,100,000                 799,427
                                                                                                            --------------
                                                                                                                 2,249,780
                                                                                                            --------------
Thailand--0.7%
Thai Farmers Bank Plc, 8.250%, 8/21/16 144A                        USD                     555,000                 600,972
                                                                                                            --------------

Trinidad and Tobago--1.0%
Republic of Trinidad & Tobago, 9.750%, 7/01/20 144A                                        765,000                 934,475
                                                                                                            --------------

United Kingdom--4.8%
Permanent Finance Plc, 5.100%, 6/10/09                             EUR                     700,000                 811,835
United Kingdom Treasury, 5.000%, 3/07/12                           GBP                   1,020,000               1,695,939
United Kingdom Treasury, 6.250%, 11/25/10                                                  985,000               1,766,224
                                                                                                            --------------
                                                                                                                 4,273,998
                                                                                                            --------------
United States--22.7%
Allied Waste North America Inc., 8.500%, 12/01/08                  USD                     300,000                 315,375
American Standard, Inc., 8.250%, 6/01/09                           GBP                     175,000                 282,226
AT&T Corp., 6.500%, 11/21/06                                       EUR                     150,000                 165,294
CIT Group, Inc., 5.500%, 5/16/05                                   USD                     225,000                 249,169
CITGO Petroleum Corp., 11.375%, 2/01/11 144A                                               250,000                 261,875
Citi Credit Card Issuance Trust, 5.375%, 4/10/13                   EUR                     375,000                 439,462
Columbia/HCA Healthcare Corp., 7.500%, 12/15/23                    USD                     250,000                 255,526
Corning Glass, 7.000%, 3/15/07                                                             100,000                  94,500
D.R. Horton, Inc., 7.875%, 8/15/11                                                         500,000                 518,750
Dana Corp., 9.000%, 8/15/11                                                                200,000                 209,264
Dean Foods Co., 6.625%, 5/15/09                                                            250,000                 255,000
Equistar Chemicals, L. P., 6.500%, 2/15/06                                                 250,000                 225,000
Federal Home Loan Mortgage Corp., 5.125%, 1/15/12                  EUR                   1,770,000               2,064,038
Federal Home Loan Mortgage Corp., 6.000%, 1/01/33                  USD                     780,445                 809,417
Federal National Mortgage Association, 5.000%, 3/01/18                                     995,909               1,024,596
Federal National Mortgage Association, 5.500%, 12/01/17                                  2,336,374               2,427,083
Federal National Mortgage Association, 5.500%, 2/01/18                                     593,394                 616,432
Federal National Mortgage Association, 6.000%, 2/01/33                                     688,775                 714,991
Federal National Mortgage Association, 6.375%, 8/15/07             AUD                     275,000                 174,173
First Industrial LP, 7.600%, 7/15/28                               USD                     550,000                 582,088
Ford Motor Credit Co., 7.250%, 2/22/05                             GBP                     150,000                 231,710
Fort James Corp., 4.750%, 6/29/04                                  EUR                     500,000                 520,158
Hasbro, Inc., 6.600%, 7/15/28                                                              400,000                 362,000
Household Finance Corp., 5.125%, 6/24/09                           EUR                     900,000               1,012,386
IMC Global, Inc., Series B, 10.875%, 6/01/08                       USD                     225,000                 245,250
iStar Financial, Inc., 7.000%, 3/15/08                                                     555,000                 564,798
iStar Financial, Inc., 8.750%, 8/15/08                                                     200,000                 214,678
KB Home, 7.750%, 2/01/10                                                                   320,000                 326,400
Lear Corp., 8.125%, 4/01/08                                        EUR                     200,000                 225,847
MGM Mirage, 8.375%, 2/01/11                                        USD                     375,000                 401,250
Moore North America Finance, Inc., 7.875%, 1/15/11                                         400,000                 414,000
Motorola, Inc., 8.000%, 11/01/11                                                           230,000                 251,850
National Rural Utilities Cooperative
   Finance Corp., 4.125%, 2/24/06                                  EUR                     625,000                 684,711


LOOMIS SAYLES FIXED INCOME FUNDS                                              23

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

United States--continued
News America Holdings, Inc., 8.625%, 2/07/14                       AUD                   1,240,000          $      738,426
Park Place Entertainment Corp., 7.875%, 3/15/10                    USD                     100,000                 101,750
PerkinElmer, Inc., 8.875%, 1/15/13 144A                                                    210,000                 219,450
Pioneer Natural Resources Co., 6.500%, 1/15/08                                             150,000                 155,510
Pioneer Natural Resources Co., 7.200%, 1/15/28                                             125,000                 122,744
Qwest Capital Funding, Inc., 7.250%, 2/15/11                                               130,000                  98,800
Raytheon Co., 6.400%, 12/15/18                                                             250,000                 260,014
Sprint Capital Corp., 6.875%, 11/15/28                                                     380,000                 332,500
Starwood Hotels & Resorts Worldwide, Inc.,
   8.375%, 5/01/12 144A                                                                    250,000                 249,063
TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17                                        65,000                  62,326
UnumProvident Corp., 6.750%, 12/15/28                                                      250,000                 207,500
US West Capital Funding, Inc., 6.875%, 7/15/28                                             500,000                 350,000
Yum! Brands, Inc., 7.700%, 7/01/12                                                         350,000                 378,000
                                                                                                            --------------
                                                                                                                20,415,380
                                                                                                            --------------
TOTAL NON-CONVERTIBLE BONDS
   (Identified Cost $74,011,472)                                                                                80,182,984
                                                                                                            --------------

CONVERTIBLE BONDS--2.3%

Canada--0.3%
Celestica, Inc., Zero Coupon Bond, 8/01/20                                                 200,000                  99,000
Nortel Networks Corp., 4.250%, 9/01/08                                                     290,000                 213,150
                                                                                                            --------------
                                                                                                                   312,150
                                                                                                            --------------
Netherlands--0.4%
Koninklijke (Royal) KPN NV, 3.500%, 11/24/05                       EUR                     350,000                 368,502
                                                                                                            --------------

United States--1.6%
Corning, Inc., 3.500%, 11/01/08                                    USD                     125,000                 122,813
Genzyme Corp., 3.000%, 5/15/21                                                             300,000                 292,500
Lam Research Corp., 4.000%, 6/01/06                                                        200,000                 180,750
LSI Logic Corp., 4.000%, 2/15/05                                                           100,000                  92,125
LSI Logic Corp., 4.000%, 11/01/06                                                          320,000                 274,000
Nextel Communications, Inc., 5.250%, 1/15/10                                               290,000                 249,037
Sanmina-SCI Corp., 4.250%, 5/01/04                                                         225,000                 217,406
                                                                                                            --------------
                                                                                                                 1,428,631
                                                                                                            --------------
TOTAL CONVERTIBLE BONDS
   (Identified Cost $1,944,185)                                                                                  2,109,283
                                                                                                            --------------

TOTAL BONDS AND NOTES
   (Identified Cost $75,955,657)                                                                                82,292,267
                                                                                                            --------------

SHORT-TERM INVESTMENT--3.2% of net assets
Repurchase Agreement with State Street Corp.,
dated 3/31/03 at 0.500% to be repurchased at
$2,828,039 on 4/01/03 collateralized by $2,505,000
U.S. Treasury Bond, 6.000% due 2/15/26 with a
value of $2,890,016                                                                      2,828,000               2,828,000
                                                                                                            --------------

TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $2,828,000)                                                                                  2,828,000
                                                                                                            --------------

                                                                                                                   Value +
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--94.8%
   (Identified Cost $78,783,657)@                                                                             $ 85,120,267
Cash and Other Assets, Less Liabilities--5.2%                                                                    4,709,642
                                                                                                              ------------
NET ASSETS--100%                                                                                              $ 89,829,909
                                                                                                              ============

+     See Note 1.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

@ At March 31, 2003, the net unrealized appreciation on investments based on cost of $78,868,381 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $7,031,024 and $779,138, respectively, resulting in net unrealized appreciation of $6,251,886.

      Key to Abbreviations: AUD: Australian Dollar; CAD: Canadian Dollar; DKK:
      Danish Krone; EUR: Euro; GBP: Great British Pound; NOK: Norwegian Krone;
      NZD: New Zealand Dollar; SEK: Swedish Krona; USD: United States Dollar

  Ten Largest Sector Holdings at March 31, 2003 as a Percentage of Net Assets

Foreign Government/Agency         47.7%
Mortgage Related                   6.2
Financial Services                 3.7
Banks/Savings & Loans              3.7
Government Agencies                2.5
Utilities--Electric                2.5
Banking & Finance                  2.4
Telecommunications                 2.2
Metals & Mining                    1.6
Real Estate Investment Trusts      1.6

                See accompanying notes to financial statements.


LOOMIS SAYLES FIXED INCOME FUNDS                                              25

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles Investment Grade Bond Fund

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--88.1% of net assets

NON-CONVERTIBLE BONDS--82.2%

Aerospace/Defense--2.5%
Raytheon Co., 6.400%, 12/15/18                                     USD                   5,500,000          $    5,720,308
Raytheon Co., 7.200%, 8/15/27                                                              250,000                 273,179
Raytheon Co., 7.375%, 7/15/25                                                              145,000                 155,520
                                                                                                            --------------
                                                                                                                 6,149,007
                                                                                                            --------------
Airlines--0.8%
American Airlines, Inc., Class B, 8.608%, 4/01/11                                        1,000,000                 550,000
Continental Airlines, Inc., Series 2001-1, 6.703%, 6/15/21                                 465,578                 380,521
Delta Air Lines, Inc., 8.300%, 12/15/29                                                    650,000                 295,750
US Airways, 6.850%, 1/30/18                                                                888,431                 719,630
                                                                                                            --------------
                                                                                                                 1,945,901
                                                                                                            --------------
Air Transport--0.3%
Atlas Air Worldwide Holdings, Inc., 7.200%, 1/02/19                                        510,857                 332,057
Atlas Air, Inc., Series A, 7.380%, 1/02/18                                                 635,513                 443,950
                                                                                                            --------------
                                                                                                                   776,007
                                                                                                            --------------
Asset-Backed Securities--1.3%
Community Program Loan Trust, 4.500%, 10/01/18                                           1,636,519               1,673,885
Community Program Loan Trust, 4.500%, 4/01/29                                            1,700,000               1,541,395
                                                                                                            --------------
                                                                                                                 3,215,280
                                                                                                            --------------
Auto & Related--2.3%
Cummins Engine Co., Inc., 7.125%, 3/01/28                                                  375,000                 309,375
Delphi Automotive Systems Corp., 7.125%, 5/01/29                                         3,150,000               3,036,213
Ford Motor Co., 6.375%, 2/01/29                                                          2,500,000               1,687,832
General Motors Corp., 6.750%, 5/01/28                                                      700,000                 591,359
                                                                                                            --------------
                                                                                                                 5,624,779
                                                                                                            --------------
Banks/Savings & Loans--0.2%
Key Bank NA, 6.950%, 2/01/28                                                               100,000                 111,616
Keycorp Capital III, 7.750%, 7/15/29                                                       250,000                 275,644
                                                                                                            --------------
                                                                                                                   387,260
                                                                                                            --------------
Cable--1.9%
Cox Communications, Inc. Class A, 6.750%, 3/15/11                                        3,750,000               4,150,511
Cox Communications, Inc. Class A, 6.800%, 8/01/28                                          500,000                 521,636
                                                                                                            --------------
                                                                                                                 4,672,147
                                                                                                            --------------
Canadian--12.1%
Alberta Municipal Funding Corp., 5.700%, 9/01/11                   CAD                     220,000                 154,096
Canadian Government, 3.500%, 6/01/04                                                     3,925,000               2,668,492
Canadian Government, 4.500%, 9/01/07                                                     3,975,000               2,714,663
Canadian Government, 6.000%, 9/01/05                                                     2,825,000               2,013,500
New Brunswick FM Project, 0.000%, 11/30/27
   (step to 6.470% on 5/30/03)#                                                             75,000                  52,408
Ontario Hydro (Certificate of Deposit),
   Zero Coupon Bond, 5/26/25                                                            10,250,000               1,744,175
Province of Alberta, 5.930%, 9/16/16                                                        40,101                  28,346
Province of British Columbia, Zero Coupon Bond, 6/09/14                                  6,600,000               2,338,170
Province of British Columbia, Zero Coupon Bond, 9/05/20                                  2,250,000                 510,868
Province of British Columbia, Zero Coupon Bond, 8/19/22                                    605,000                 121,536
Province of British Columbia, Zero Coupon Bond, 11/19/27                                   725,000                 105,517
Province of British Columbia, Zero Coupon Bond, 6/18/29                                 15,550,000               2,083,001
Province of Manitoba, Zero Coupon Bond, 3/05/31                                         25,100,000               3,178,080
Province of Manitoba, 6.500%, 9/22/17                                                       25,000                  18,345

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Canadian--continued
Province of Manitoba, 7.750%, 12/22/25                             CAD                      55,000          $       45,478
Province of Manitoba (Certificate of Deposit),
   Zero Coupon Bond, 7/22/13                                                             5,000,000               1,878,897
Province of Nova Scotia, 6.600%, 6/01/27                                                   500,000                 359,677
Province of Ontario, Zero Coupon Bond, 7/13/22                                           2,000,000                 408,741
Province of Ontario, Zero Coupon Bond, 6/02/27                                           1,780,000                 280,413
Province of Ontario, 5.900%, 3/08/06                                                     1,265,000                 901,345
Province of Saskatchewan, Zero Coupon Bond, 4/10/14                                      6,600,000               2,361,443
Province of Saskatchewan, 4.750%, 12/01/06                                               7,500,000               5,171,528
Province of Saskatchewan, 5.750%, 3/05/29                                                  350,000                 229,995
Province of Saskatchewan (Certificate of Deposit),
   Zero Coupon Bond, 2/04/22                                                               650,000                 133,894
Province of Saskatchewan (Certificate of Deposit),
   Zero Coupon Bond, 5/30/25                                                               215,000                  35,758
                                                                                                            --------------
                                                                                                                29,538,366
                                                                                                            --------------
Chemicals--0.2%
IMC Global, Inc., 7.300%, 1/15/28                                  USD                     500,000                 390,000
                                                                                                            --------------
Consumer Products--0.0%
Bausch & Lomb, Inc., 7.125%, 8/01/28                                                       150,000                 136,500
                                                                                                            --------------
Electronic Components--Semiconductors--1.3%
Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A**                                    3,115,000               3,094,622
                                                                                                            --------------
Entertainment--1.5%
Time Warner, Inc., 6.625%, 5/15/29                                                       3,840,000               3,607,818
                                                                                                            --------------
Financial Services--6.5%
Capital One Bank, 6.700%, 5/15/08                                                        1,000,000                 989,915
Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A**                                           50,000                  34,250
CIT Group Inc., 4.125%, 2/21/06                                                            110,000                 110,137
CIT Group, Inc., 5.500%, 5/16/05                                                         1,350,000               1,495,012
CIT Group, Inc., 5.625%, 5/17/04                                                           250,000                 258,457
CIT Group, Inc., 6.500%, 2/07/06                                                           640,000                 682,061
CIT Group, Inc., 7.750%, 4/02/12                                                         2,000,000               2,237,650
ERAC USA Finance Co., 6.800%, 2/15/08 144A                                               1,000,000               1,105,134
Ford Motor Credit Co., 5.800%, 1/12/09                                                   1,000,000                 894,867
Ford Motor Credit Co., 6.500%, 1/25/07                                                     700,000                 674,721
Ford Motor Credit Co., 7.250%, 2/22/05                             GBP                     600,000                 926,841
General Motors Acceptance Corp., 6.875%, 9/15/11                   USD                   1,500,000               1,482,203
General Motors Acceptance Corp., 7.500%, 12/01/06                  NZD                   3,050,000               1,698,691
GMAC International Finance BV, 8.000%, 3/14/07                                             950,000                 512,354
Kommunekredit, 5.000%, 6/07/06                                     NOK                  19,100,000               2,597,283
Petrozuata Finance, Inc., 8.220%, 4/01/17 144A**                   USD                     200,000                 138,000
                                                                                                            --------------
                                                                                                                15,837,576
                                                                                                            --------------
Foreign Government/Agency--10.6%
Government of New Zealand, 6.000%, 11/15/11                        NZD                   5,150,000               2,860,870
Government of Sweden, 5.250%, 3/15/11                              SEK                  41,000,000               5,082,432
Kingdom of Norway, 6.750%, 1/15/07                                 NOK                  54,650,000               7,931,741
Petroleos Mexicanos, 8.625%, 12/01/23 144A                         USD                   3,670,000               3,853,500
Republic of Brazil, 10.125%, 5/15/27                                                        10,000                   7,125
Republic of Brazil, 11.000%, 8/17/40                                                       250,000                 188,750
Republic of Brazil C Bond, 8.000%, 4/15/14                                               1,847,113               1,463,837
Republic of Peru, 4.500%, 3/07/17
   (step to 5.000% on 3/07/05)#                                                            250,000                 199,075


LOOMIS SAYLES FIXED INCOME FUNDS                                              27

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Foreign Government/Agency--continued
Republic of South Africa, 8.500%, 6/23/17                          USD                     200,000          $      238,000
Republic of South Africa, 12.500%, 12/21/06                        ZAR                     150,000                  19,939
Republic of South Africa, 13.000%, 8/31/10                                               1,725,000                 250,905
Republic of Venezuela, 9.250%, 9/15/27                             USD                     100,000                  60,150
South Australia Government Finance Authority,
   Zero Coupon Bond, 12/21/15                                      AUD                   1,000,000                 303,384
United Mexican States, 7.500%, 1/14/12                             USD                   1,500,000               1,637,250
United Mexican States, 8.300%, 8/15/31                                                     750,000                 806,250
United Mexican States, 8.375%, 1/14/11                                                     900,000               1,037,250
                                                                                                            --------------
                                                                                                                25,940,458
                                                                                                            --------------
Forest & Paper Products--3.1%
Boise Cascade Corp., 7.350%, 2/01/16                                                       500,000                 485,027
Fort James Corp., 4.750%, 6/29/04                                  EUR                     965,000               1,003,905
Georgia-Pacific Group, 7.375%, 12/01/25                            USD                   2,225,000               1,702,125
Georgia-Pacific Group, 7.750%, 11/15/29                                                  1,325,000               1,046,750
Westvaco Corp., 7.000%, 8/15/23                                                            200,000                 201,908
Weyerhaeuser Co., 6.750%, 3/15/12                                                          400,000                 438,520
Weyerhaeuser Co., 6.950%, 10/01/27                                                         500,000                 518,316
Weyerhaeuser Co., 7.125%, 7/15/23                                                        1,000,000               1,058,913
Weyerhaeuser Co., 7.375%, 3/15/32                                                        1,000,000               1,092,619
                                                                                                            --------------
                                                                                                                 7,548,083
                                                                                                            --------------
Government Agencies--8.3%
Federal Home Loan Mortgage Corp., 4.625%, 2/15/07                  EUR                   9,300,000              10,666,059
Federal Home Loan Mortgage Corp., 5.250%, 1/15/06                  USD                     500,000                 542,271
Federal Home Loan Mortgage Corp., 5.500%, 9/15/11                                          250,000                 275,882
Federal National Mortgage Association,
   Zero Coupon Bond, 10/29/07                                      NZD                     700,000                 298,615
Federal National Mortgage Association, 4.250%, 7/15/07             USD                   1,000,000               1,059,765
Federal National Mortgage Association, 5.000%, 1/15/07                                   3,000,000               3,261,312
Federal National Mortgage Association, 5.250%, 6/15/06                                     500,000                 545,309
Federal National Mortgage Association, 5.375%, 11/15/11                                  1,850,000               2,018,139
Federal National Mortgage Association, 6.375%, 8/15/07             AUD                   2,500,000               1,583,397
                                                                                                            --------------
                                                                                                                20,250,749
                                                                                                            --------------
Healthcare--Services--3.0%
Anthem, Inc., 6.800%, 8/01/12                                      USD                   2,000,000               2,257,546
Columbia/HCA Healthcare Corp., 7.050%, 12/01/27                                            775,000                 757,205
Columbia/HCA Healthcare Corp., 7.500%, 12/15/23                                            250,000                 255,525
Columbia/HCA Healthcare Corp., 7.580%, 9/15/25                                             120,000                 122,872
HCA, Inc., 6.250%, 2/15/13                                                                 500,000                 512,896
HCA, Inc., 6.300%, 10/01/12                                                              3,250,000               3,338,705
                                                                                                            --------------
                                                                                                                 7,244,749
                                                                                                            --------------
Home Builders--0.1%
Lennar Corp., 7.625%, 3/01/09                                                              250,000                 285,255
Pulte Corp., 7.625%, 10/15/17                                                               25,000                  28,051
                                                                                                            --------------
                                                                                                                   313,306
                                                                                                            --------------
Insurance--1.3%
Aon Corp., 7.375%, 12/14/12 144A                                                         1,000,000               1,098,675
UnumProvident Corp., 6.750%, 12/15/28                                                    2,175,000               1,805,250
UnumProvident Corp., 7.375%, 6/15/32                                                       200,000                 170,000
                                                                                                            --------------
                                                                                                                 3,073,925
                                                                                                            --------------

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Media & Entertainment--0.4%
Clear Channel Communications, Inc., 5.750%, 1/15/13                USD                   1,000,000          $    1,033,686
                                                                                                            --------------

Metals & Mining--0.6%
Teck Cominco Ltd., 7.000%, 9/15/12                                                       1,500,000               1,497,565
                                                                                                            --------------

Mortgage Related--1.6%
Bank of America Commercial Mortgage, Inc.,
   5.460%, 4/11/37                                                                       3,000,000               3,208,283
Federal Home Loan Mortgage Corp., 5.000%, 12/01/31                                         470,523                 471,040
Federal National Mortgage Association, 6.000%, 7/01/29                                     259,819                 269,980
                                                                                                            --------------
                                                                                                                 3,949,303
                                                                                                            --------------
Natural Gas--3.2%
Coastal Corp., 6.950%, 6/01/28                                                           2,425,000               1,697,500
El Paso Corp., 5.750%, 3/14/06                                                           2,200,000               1,920,248
El Paso Corp., 7.000%, 5/15/11                                                             375,000                 296,250
El Paso Energy Corp., 6.750%, 5/15/09                                                    1,150,000                 925,750
KN Capital Trust, 7.630%, 4/15/28                                                        1,000,000               1,044,982
Southern Natural Gas Co., 7.350%, 2/15/31                                                  750,000                 690,000
Tennessee Gas Pipeline Co., 7.000%, 10/15/28                                               700,000                 581,000
Tennessee Gas Pipeline Co., 7.500%, 4/01/17                                                815,000                 741,650
                                                                                                            --------------
                                                                                                                 7,897,380
                                                                                                            --------------
Oil & Gas Drilling Equipment--1.0%
Ensco International, Inc., 6.750%, 11/15/07                                                250,000                 279,030
Ensco International, Inc., 7.200%, 11/15/27                                                250,000                 269,449
Global Marine, Inc., 7.000%, 6/01/28                                                       250,000                 273,931
Transocean Sedco Forex, Inc., 7.375%, 4/15/18                                              600,000                 716,610
Transocean Sedco Forex, Inc., 7.500%, 4/15/31                                              750,000                 881,084
                                                                                                            --------------
                                                                                                                 2,420,104
                                                                                                            --------------
Oil & Gas Exploration--0.3%
Devon Financing Corp. LLC, 7.875%, 9/30/31                                                 500,000                 596,834
Pioneer Natural Resources Co., 7.200%, 1/15/28                                              40,000                  39,278
Transgas De Occidente SA, 9.790%, 11/01/10 144A**                                           85,633                  77,070
                                                                                                            --------------
                                                                                                                   713,182
                                                                                                            --------------
Oil & Gas Refining--0.0%
Merey Sweeny LP, 8.850%, 12/18/19 144A                                                     100,000                 112,193
                                                                                                            --------------

Oil & Gas--Major Integrated--0.5%
PDVSA Finance Ltd., 7.400%, 8/15/16**                                                      100,000                  68,000
PDVSA Finance Ltd., 7.500%, 11/15/28**                                                     200,000                 132,000
Pecom Energia SA, 8.125%, 7/15/10 144A**                                                   665,000                 512,050
Repsol International Finance BV, 5.750%, 12/04/06**                EUR                     400,000                 457,368
                                                                                                            --------------
                                                                                                                 1,169,418
                                                                                                            --------------
Rail--Transport--0.1%
Louisville & Nashville Railroad Co., 2.875%, 4/01/03               USD                       4,000                   4,000
Louisville & Nashville Railroad Co., 3.375%, 4/01/03                                        12,000                  12,000
Missouri Pacific Railroad Co., 4.250%, 1/01/05                                              39,000                  40,098
Missouri Pacific Railroad Co., 4.750%, 1/01/20                                             156,000                 112,658
Missouri Pacific Railroad Co., 4.750%, 1/01/30                                              86,000                  61,361
Missouri Pacific Railroad Co., 5.000%, 1/01/45                                              50,000                  33,557
                                                                                                            --------------
                                                                                                                   263,674
                                                                                                            --------------
Real Estate Investment Trusts--2.2%
EOP Operating LP, 6.750%, 2/15/12                                                        1,000,000               1,101,334
First Industrial LP, 7.500%, 12/01/17                                                      100,000                 112,520


LOOMIS SAYLES FIXED INCOME FUNDS                                              29

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Real Estate Investment Trusts -continued
First Industrial LP, 7.600%, 7/15/28                               USD                     150,000          $      158,751
Highwoods Realty LP, 7.500%, 4/15/18                                                       150,000                 145,722
New Plan Excel Realty Trust, 5.875%, 6/15/07                                             2,370,000               2,499,878
Security Capital Industrial Trust, 7.625%, 7/01/17                                          75,000                  82,728
Spieker Properties, Inc., 7.350%, 12/01/17                                               1,000,000               1,117,778
TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17                                       200,000                 191,772
                                                                                                            --------------
                                                                                                                 5,410,483
                                                                                                            --------------
Retail--General--1.9%
J.C. Penney Co., Inc., 6.875%, 10/15/15                                                    250,000                 230,000
J.C. Penney Co., Inc., 7.650%, 8/15/16                                                     150,000                 144,000
J.C. Penney Co., Inc., 7.950%, 4/01/17                                                     650,000                 624,000
J.C. Penney Co., Inc., 8.250%, 8/15/22                                                     250,000                 237,500
Lowe's Cos., Inc., 6.500%, 3/15/29                                                         500,000                 536,826
Sears Roebuck Acceptance Corp., 6.500%, 12/01/28                                         2,250,000               2,035,105
Sears Roebuck Acceptance Corp., 6.700%, 4/15/12                                             95,000                  97,217
Sears Roebuck Acceptance Corp., 6.750%, 8/15/11                                            740,000                 756,263
                                                                                                            --------------
                                                                                                                 4,660,911
                                                                                                            --------------
Supranational--1.2%
European Bank for Reconstruction & Development,
   Zero Coupon Bond, 2/10/28                                       AUD                   8,280,000               1,228,487
International Bank for Reconstruction & Development,
   Zero Coupon Bond, 8/20/07                                       NZD                   2,585,000               1,108,521
International Bank for Reconstruction & Development,
   5.500%, 11/03/08                                                                      1,000,000                 543,312
International Bank for Reconstruction & Development,
   8.000%, 5/23/07                                                                          45,000                  26,707
                                                                                                            --------------
                                                                                                                 2,907,027
                                                                                                            --------------
Telecommunications--4.6%
AT&T Corp., 6.500%, 11/21/06                                       EUR                   3,220,000               3,548,314
Philippine Long Distance Telephone Co.,
   8.350%, 3/06/17**                                               USD                   1,400,000                 985,684
Sprint Capital Corp., 6.125%, 11/15/08                                                   1,045,000               1,034,550
Sprint Capital Corp., 6.875%, 11/15/28                                                   3,400,000               2,975,000
Sprint Capital Corp., 6.900%, 5/01/19                                                      500,000                 457,500
Telekom Malaysia Berhad, 7.875%, 8/01/25 144A**                                          1,000,000               1,035,755
US West Capital Funding, Inc., 6.500%, 11/15/18                                            250,000                 173,125
US West Capital Funding, Inc., 6.875%, 7/15/28                                           1,650,000               1,155,000
                                                                                                            --------------
                                                                                                                11,364,928
                                                                                                            --------------
Telecommunications Equipment--1.6%
Motorola, Inc., 5.800%, 10/15/08                                                           500,000                 502,500
Motorola, Inc., 6.500%, 11/15/28                                                           900,000                 814,500
Motorola, Inc., 6.750%, 2/01/06                                                            250,000                 263,750
Motorola, Inc., 7.625%, 11/15/10                                                           625,000                 671,875
Motorola, Inc., 8.000%, 11/01/11                                                         1,625,000               1,779,375
                                                                                                            --------------
                                                                                                                 4,032,000
                                                                                                            --------------
Telecommunications--Wireless--1.5%
AT&T Wireless Services, Inc., 8.125%, 5/01/12                                            1,025,000               1,160,105
INTELSAT, 7.625%, 4/15/12                                                                2,000,000               2,039,718
Nextel Communications, Inc., 9.375%, 11/15/09                                              450,000                 472,500
                                                                                                            --------------
                                                                                                                 3,672,323
                                                                                                            --------------

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Textile & Apparel--0.0%
Kellwood Co., 7.625%, 10/15/17                                     USD                      25,000          $       23,000
                                                                                                            --------------

Tobacco--0.1%
Loews Corp., 7.000%, 10/15/23                                                              375,000                 377,178
                                                                                                            --------------

Utilities--Electric--4.1%
Constellation Energy Group, Inc., 6.125%, 9/01/09                                          500,000                 544,223
Constellation Energy Group, Inc., 7.000%, 4/01/12                                        2,250,000               2,529,414
Empresa Nacional de Electricidad SA
   (Endesa), 7.875%, 2/01/27**                                                           2,150,000               1,600,610
Enersis SA, 6.900%, 12/01/06**                                                             500,000                 404,110
Enersis SA, 7.400%, 12/01/16**                                                           2,775,000               1,935,599
MidAmerican Energy Holdings Co., 5.875%, 10/01/12                                        1,500,000               1,555,718
Quezon Power Philippines Co., 8.860%, 6/15/17**                                             48,250                  35,464
Tenaga Nasional Berhad, 7.500%, 11/01/25 144A**                                          1,400,000               1,393,841
                                                                                                            --------------
                                                                                                                 9,998,979
                                                                                                            --------------
TOTAL NON-CONVERTIBLE BONDS
   (Identified Cost $187,350,634)                                                                              201,249,867
                                                                                                            --------------

CONVERTIBLE BONDS--5.9%

Auto & Related--0.0%
MascoTech, Inc., 4.500%, 12/15/03                                                           23,000                  21,735
                                                                                                            --------------
Electronic Components--Semiconductors--2.3%
Analog Devices, Inc., 4.750%, 10/01/05                                                   5,650,000               5,706,500
                                                                                                            --------------
Electronic Measuring Instruments--0.1%
Thermedics, Inc., Zero Coupon Bond, 6/01/03                                                100,000                  98,639
                                                                                                            --------------
Office Equipment--0.3%
Xerox Corp., 0.570%, 4/21/18                                                             1,200,000                 774,000
                                                                                                            --------------
Oil & Gas Exploration--1.0%
Devon Energy Corp., 4.900%, 8/15/08                                                        500,000                 510,000
Devon Energy Corp., 4.950%, 8/15/08                                                      1,750,000               1,789,375
                                                                                                            --------------
                                                                                                                 2,299,375
                                                                                                            --------------
Telecommunications--0.3%
Koninklijke (Royal) KPN NV, 3.500%, 11/24/05**                     EUR                     750,000                 789,648
                                                                                                            --------------
Tobacco--1.9%
Loews Corp., 3.125%, 9/15/07                                       USD                   5,045,000               4,628,788
                                                                                                            --------------
TOTAL CONVERTIBLE BONDS
   (Identified Cost $13,652,685)                                                                                14,318,685
                                                                                                            --------------
TOTAL BONDS AND NOTES
   (Identified Cost $201,003,319)                                                                              215,568,552
                                                                                                            --------------


LOOMIS SAYLES FIXED INCOME FUNDS                                              31

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                                            Shares                 Value +
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--0.0% of net assets

Auto Components--0.0%
Magna International, Inc. Class A                                                            2,019          $      105,553
                                                                                                            --------------
Energy Equipment & Services--0.0%
Diamond Offshore Drilling, Inc.                                                              1,234                  23,952
                                                                                                            --------------
TOTAL COMMON STOCKS
   (Identified Cost $192,115)                                                                                      129,505
                                                                                                            --------------
PREFERRED STOCKS--2.2% of net assets

NON-CONVERTIBLE PREFERRED STOCKS--0.1%

Natural Gas--0.0%
Pacific Enterprises, $4.36                                                                     200                  14,300
                                                                                                            --------------
Real Estate Investment Trusts--0.0%
First Industrial Realty Trust, Inc., Series D, 7.950%                                        2,050                  51,107
First Industrial Realty Trust, Inc., Series E, 7.900%                                        1,800                  44,730
                                                                                                            --------------
                                                                                                                    95,837
                                                                                                            --------------
Utilities--Electric--0.1%
Duquesne Light Co., 4.000%                                                                   2,220                  58,497
Duquesne Light Co., 4.100%                                                                   2,300                  64,929
Duquesne Light Co., 4.150%                                                                     330                   9,570
New York State Electric & Gas Corp., 3.750%                                                    100                   5,000
Northern Indiana Public Service Co., 4.250%                                                    100                   6,400
Pacific Gas & Electric Co., Series C, 5.000%^                                                  100                   1,735
Pacific Gas & Electric Co., Series H, 4.500%^                                                  100                   1,700
Southern California Edison Co., 4.240%                                                         500                   7,375
Southern California Edison Co., 4.320%                                                         200                   2,810
Union Electric Co., $3.50                                                                      200                  12,700
Union Electric Co., $4.50                                                                      300                  22,200
Wisconsin Power & Light Co., 4.500%                                                            110                   8,360
Xcel Energy, Inc., $3.60                                                                       400                  19,900
                                                                                                            --------------
                                                                                                                   221,176
                                                                                                            --------------
TOTAL NON-CONVERTIBLE PREFERRED STOCKS
      (Identified Cost $298,149)                                                                                   331,313
                                                                                                            --------------

                                                                                            Shares                 Value +
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--continued

CONVERTIBLE PREFERRED STOCKS--2.1%

Financial Services--0.2%
Newell Financial Trust I, 5.250%                                                            10,000          $      463,750
                                                                                                            --------------
Forest & Paper Products--1.0%
International Paper Capital Trust, 5.250%                                                   52,500               2,520,000
                                                                                                            --------------
Oil & Gas Drilling Equipment--0.3%
EVI, Inc., 5.000%                                                                           14,000                 705,250
                                                                                                            --------------
Real Estate Investment Trusts--0.4%
Equity Residential Properties Trust, 7.250%                                                 36,050                 900,889
                                                                                                            --------------
Telecommunication Services--Diversified--0.2%
Philippine Long Distance Telephone Co., $3.50 GDS**                                         19,550                 498,525
                                                                                                            --------------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (Identified Cost $4,811,514)                                                                                  5,088,414
                                                                                                            --------------
TOTAL PREFERRED STOCKS
   (Identified Cost $5,109,663)                                                                                  5,419,727
                                                                                                            --------------
                                                                                       Face Amount
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--6.9% of net assets

Repurchase Agreement with State Street Corp.,
dated 3/31/03 at 0.500% to be repurchase at $16,877,234
on 4/01/03 collateralized by $14,250,000 U.S. Treasury
Bond, 6.375% due 8/15/27 with a value of $17,217,092               USD                  16,877,000              16,877,000
                                                                                                            --------------
TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $16,877,000)                                                                                16,877,000
                                                                                                            --------------
TOTAL INVESTMENTS--97.2%
   (Identified Cost $223,182,097)@                                                                             237,994,784
   Cash and Other Assets, Less Liabilities--2.8%                                                                 6,777,734
                                                                                                            --------------
NET ASSETS--100%                                                                                            $  244,772,518
                                                                                                            ==============

+     See Note 1.

**    Foreign issued security

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.

^     Security in default

@ At March 31, 2003, the net unrealized appreciation on investments based on cost of $223,232,226 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $19,006,084 and $4,243,526, respectively, resulting in net unrealized appreciation of $14,762,558.

      Key to Abbreviations: AUD: Australian Dollar; CAD: Canadian Dollar; EUR:
      Euro; GDS: Global Depositary Shares; GBP: Great British Pound; NOK:
      Norwegian Krone; NZD: New Zealand Dollar; SEK: Swedish Krona; USD: United States Dollar; ZAR: South African Rand

                See accompanying notes to financial statements.


LOOMIS SAYLES FIXED INCOME FUNDS                                              33

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles U.S. Government Securities Fund

                                                                                       Face Amount                 Value +
--------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--98.1% of net assets

Mortgage Related--27.0%
Federal National Mortgage Association, 6.500%, 1/01/31                                $    325,725          $      340,072
Federal National Mortgage Association, 6.500%, 11/01/31                                    829,749                 866,181
Federal National Mortgage Association, 6.500%, 7/01/32                                     577,474                 602,826
Government National Mortgage Association, 6.500%, 5/15/31                                  519,900                 547,215
Government National Mortgage Association, 7.000%, 1/15/28                                  300,258                 319,252
Government National Mortgage Association, 8.000%, 1/15/31                                  309,437                 335,155
                                                                                                            --------------
                                                                                                                 3,010,701
                                                                                                            --------------
U.S. Government--71.1%
U.S. Treasury Bonds, 5.250%, 11/15/28                                                      600,000                 625,407
U.S. Treasury Bonds, 7.250%, 5/15/16                                                     2,700,000               3,470,766
U.S. Treasury Notes, 2.875%, 6/30/04                                                       300,000                 306,047
U.S. Treasury Notes, 3.500%, 1/15/11                                                     3,131,490               3,516,074
                                                                                                            --------------
                                                                                                                 7,918,294
                                                                                                            --------------
TOTAL BONDS AND NOTES
   (Identified Cost $10,448,401)                                                                                10,928,995
                                                                                                            --------------
TOTAL INVESTMENTS--98.1%
   (Identified Cost $10,448,401)@                                                                               10,928,995
   Cash and Other Assets, Less Liabilities--1.9%                                                                   207,483
                                                                                                            --------------
NET ASSETS--100%                                                                                            $   11,136,478
                                                                                                            ==============

+     See Note 1.

@ At March 31, 2003, the net unrealized appreciation on investments based on cost of $10,505,360 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $441,251 and $17,616, respectively, resulting in net unrealized appreciation of $ 423,635.

                See accompanying notes to financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK


LOOMIS SAYLES FIXED INCOME FUNDS                                              35

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2003 (Unaudited)

                                                                        Global     Investment Grade  U.S. Government
                                                   Bond Fund           Bond Fund      Bond Fund      Securities Fund
--------------------------------------------------------------------------------------------------------------------
Assets
Investments at value                            $ 1,565,837,026      $ 85,120,267    $237,994,784     $ 10,928,995
Cash                                                    333,320                 0         487,188           91,628
Foreign currency at value                               758,850                 0         461,907                0
Receivable for:
      Fund shares sold                                7,271,189         2,005,786       5,602,352           13,460
      Securities sold                                 4,757,002         1,432,454               0                0
      Dividends and interest                         22,772,385         1,706,860       3,678,045          127,199
Due from the adviser                                     91,492                 0          12,394            6,182
                                                ------------------------------------------------------------------
                                                  1,601,821,264        90,265,367     248,236,670       11,167,464
                                                ------------------------------------------------------------------
Liabilities
Payable for:
      Securities purchased                            9,561,745           113,694       2,382,782                0
      Fund shares redeemed                              592,929            62,186         791,871            3,072
      Foreign taxes                                      55,986                 0           3,019                0
Due to custodian                                              0           180,073               0                0
Accrued expenses:
      Management fees                                   812,160            47,899          79,303            3,077
      Trustees' fees                                        987               987             987              987
      Administrative fees                                47,497             2,874           6,942              378
      12b-1 fees                                         21,995             5,071         143,520                0
      Other                                             282,786            22,674          55,728           23,472
                                                ------------------------------------------------------------------
                                                     11,376,085           435,458       3,464,152           30,986
                                                ------------------------------------------------------------------
Net Assets                                      $ 1,590,445,179      $ 89,829,909    $244,772,518     $ 11,136,478
                                                ==================================================================
Net Assets consist of:
Capital paid in                                 $ 1,756,058,135      $ 82,644,166    $226,776,682     $ 10,630,431
Undistributed net investment income (loss)           (1,699,297)          439,999         849,472          (85,436)
Accumulated net realized gain (loss)               (221,110,488)          365,349       2,304,296          110,889
Unrealized appreciation (depreciation) on:
           Investments                               57,045,255         6,336,610      14,812,687          480,594
           Foreign currency translations                151,574            43,785          29,381                0
                                                ------------------------------------------------------------------
Net Assets                                      $ 1,590,445,179      $ 89,829,909    $244,772,518     $ 11,136,478
                                                ==================================================================
Institutional Class
Net assets                                      $ 1,493,716,380      $ 62,262,917    $  7,937,273     $ 11,136,478
Shares of beneficial interest
      outstanding, no par value                     129,454,799         4,565,278         726,983          966,420
Net asset value and redemption price            $         11.54      $      13.64    $      10.92     $      11.52
Retail Class
Net assets                                      $    87,566,819      $ 27,566,992    $     82,136               --
Shares of beneficial interest
      outstanding, no par value                       7,592,780         2,032,678           7,524               --
Net asset value and redemption price            $         11.53      $      13.56    $      10.92               --
Admin Class
Net assets                                      $     9,161,980                --    $     11,603               --
Shares of beneficial interest
      outstanding, no par value                         795,014                --           1,063               --
Net asset value and redemption price            $         11.52                --    $      10.91               --
J Class
Net assets                                                   --                --    $236,741,506               --
Shares of beneficial interest
      outstanding, no par value                              --                --      21,710,100               --
Net asset value and redemption price                         --                --    $      10.90               --
Maximum offering price per share (nav/96.50%)                                        $      11.30               --
Identified cost of investments                  $ 1,508,791,771      $ 78,783,657    $223,182,097     $ 10,448,401
Cost of foreign currency                        $       753,617      $          0    $    452,933     $          0

                 See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2003 (Unaudited)

                                                                        Global     Investment Grade  U.S. Government
                                                   Bond Fund           Bond Fund      Bond Fund      Securities Fund
--------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends*                                      $     2,021,812      $          0    $    140,097     $          0
Interest                                             52,781,374         2,015,851       7,332,570          295,714
                                                ------------------------------------------------------------------
Total income                                         54,803,186         2,015,851       7,472,667          295,714
                                                ------------------------------------------------------------------
Expenses
Management fees                                       4,195,862           204,165         454,860           18,526
12b-1 fees (Retail Class)                                89,767            19,533              44                0
12b-1 fees (Admin Class)                                  9,379                 0              14                0
12b-1 fees (J Class)                                          0                 0         548,602                0
Shareholder service fees (Admin Class)                    9,379                 0              14                0
Shareholder service fees (J Class)                            0                 0         274,301                0
Trustees' fees and expenses                               2,837             2,837           2,837            2,837
Administrative fees (Note 3)                            244,759            11,909          39,800            2,161
Custodian and accounting fees                           384,898            49,631          94,977           18,816
Transfer Agent fees (Institutional Class)               212,019            12,703          11,058           11,227
Transfer Agent fees (Retail Class)                       33,858             8,700           6,509                0
Transfer Agent fees (Admin Class)                         8,256                 0           6,464                0
Transfer Agent fees (J Class)                                 0                 0           4,763                0
Audit and tax services fees                             262,367            22,418          42,486           12,675
Registration fees                                        45,935            10,445          21,888            5,441
Printing fees                                           140,715             5,352          61,240            1,289
Legal fees                                               37,714             1,148           7,452              262
Other expenses                                           22,776             2,320           3,737              524
                                                ------------------------------------------------------------------
Total expenses                                        5,700,521           351,161       1,581,046           73,758
Less expenses waived and reimbursed
      by the investment adviser                        (347,168)          (25,506)       (132,640)         (42,882)
                                                ------------------------------------------------------------------
Net expenses                                          5,353,353           325,655       1,448,406           30,876
                                                ------------------------------------------------------------------
Net investment income                                49,449,833         1,690,196       6,024,261          264,838
                                                ------------------------------------------------------------------
Net Realized Gain (Loss) on:
Investments                                         (27,195,432)        1,416,640       2,592,059          111,412
Foreign currency transactions                           711,529            57,253         171,635                0
                                                ------------------------------------------------------------------
Total net realized gain (loss)                      (26,483,903)        1,473,893       2,763,694          111,412
                                                ------------------------------------------------------------------
Change in Unrealized Appreciation
      (Depreciation) on:
Investments                                         179,451,443         4,187,923      12,490,773         (163,065)
Foreign currency translations                           104,869            20,210          (2,413)               0
                                                ------------------------------------------------------------------
Total net change in unrealized
      appreciation (depreciation)                   179,556,312         4,208,133      12,488,360         (163,065)
                                                ------------------------------------------------------------------
Total net realized gain (loss) and
      change in unrealized appreciation
      (depreciation)                                153,072,409         5,682,026      15,252,054          (51,653)
                                                ------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
      from Operations                           $   202,522,242      $  7,372,222    $ 21,276,315     $    213,185
                                                ==================================================================

* Net of foreign withholding taxes of $156,192 and 9,262 for the Bond and Investment Grade Bond Funds, respectively.

                See accompanying notes to financial statements.


LOOMIS SAYLES FIXED INCOME FUNDS                                              37

STATEMENTS OF CHANGES IN NET ASSETS

Bond Fund

                                                                              Six Months Ended                  Year Ended
                                                                         March 31, 2003 (Unaudited)         September 30, 2002
------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                         $    49,449,833                $   104,341,481
Net realized gain (loss)                                                          (26,483,903)                  (146,048,600)
Change in unrealized appreciation (depreciation)                                  179,556,312                    143,692,851
                                                                              ----------------------------------------------
Increase (decrease) in net assets from operations                                 202,522,242                    101,985,732
                                                                              ----------------------------------------------
From Distributions to Shareholders
Institutional Class
Net investment income                                                             (47,739,650)                   (98,461,624)
Retail Class
Net investment income                                                              (2,594,841)                    (4,628,185)
Admin Class
Net investment income                                                                (264,163)                      (430,459)
                                                                              ----------------------------------------------
                                                                                  (50,598,654)                  (103,520,268)
                                                                              ----------------------------------------------
From Capital Share Transactions (Note 6)
Increase (decrease) in net assets from capital share transactions                 198,007,157                   (224,435,255)
                                                                              ----------------------------------------------
Total increase (decrease) in net assets                                           349,930,745                   (225,969,791)

Net Assets
Beginning of the period                                                         1,240,514,434                  1,466,484,225
                                                                              ----------------------------------------------
End of the period                                                             $ 1,590,445,179                $ 1,240,514,434
                                                                              ==============================================
Undistributed Net Investment Income (Loss)
End of the period                                                             $    (1,699,297)               $      (550,476)
                                                                              ==============================================

Global Bond Fund

                                                                              Six Months Ended                  Year Ended
                                                                         March 31, 2003 (Unaudited)         September 30, 2002
------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                         $     1,690,196                $     2,894,353
Net realized gain (loss)                                                            1,473,893                       (472,023)
Change in unrealized appreciation (depreciation)                                    4,208,133                      4,370,610
                                                                              ----------------------------------------------
Increase (decrease) in net assets from operations                                   7,372,222                      6,792,940
                                                                              ----------------------------------------------
From Distributions to Shareholders
Institutional Class
Net investment income                                                              (2,178,435)                             0
Retail Class
Net investment income                                                                (558,936)                             0
                                                                              ----------------------------------------------
                                                                                   (2,737,371)                             0
                                                                              ----------------------------------------------
From Capital Share Transactions (Note 6)
Increase (decrease) in net assets derived from capital share transactions          28,282,201                      2,063,850
                                                                              ----------------------------------------------
Total increase (decrease) in net assets                                            32,917,052                      8,856,790

Net Assets
Beginning of the period                                                            56,912,857                     48,056,067
                                                                              ----------------------------------------------
End of the period                                                             $    89,829,909                $    56,912,857
                                                                              ==============================================
Undistributed Net Investment Income
End of the period                                                             $       439,999                $     1,487,174
                                                                              ==============================================

                See accompanying notes to financial statements.

Investment Grade Bond Fund

                                                                              Six Months Ended                  Year Ended
                                                                         March 31, 2003 (Unaudited)         September 30, 2002
------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                         $     6,024,261                $     8,390,429
Net realized gain (loss)                                                            2,763,694                       (330,754)
Change in unrealized appreciation (depreciation)                                   12,488,360                      2,156,053
                                                                              ----------------------------------------------
Increase (decrease) in net assets from operations                                  21,276,315                     10,215,728
                                                                              ----------------------------------------------
From Distributions to Shareholders
Institutional Class
Net investment income                                                                (245,409)                      (428,470)
Net realized gain on investments                                                            0                        (17,492)
Retail Class
Net investment income                                                                    (923)                          (385)
Admin Class
Net investment income                                                                    (308)                          (371)
J Class
Net investment income                                                              (5,926,471)                    (7,046,653)
Net realized gain on investments                                                            0                       (218,434)
                                                                              ----------------------------------------------
Total distributions                                                                (6,173,111)                    (7,711,805)
                                                                              ----------------------------------------------
From Capital Share Transactions (Note 6)
Increase (decrease) in net assets derived from capital share transactions          10,668,812                    116,377,819
                                                                              ----------------------------------------------
Total increase (decrease) in net assets                                            25,772,016                    118,881,742

Net Assets
Beginning of the period                                                           219,000,502                    100,118,760
                                                                              ----------------------------------------------
End of the period                                                             $   244,772,518                $   219,000,502
                                                                              ==============================================
Undistributed Net Investment Income
End of the period                                                             $       849,472                $       998,322
                                                                              ==============================================

U.S. Government Securities Fund

                                                                              Six Months Ended                  Year Ended
                                                                         March 31, 2003 (Unaudited)         September 30, 2002
------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                         $       264,838                $       664,542
Net realized gain (loss)                                                              111,412                        577,663
Change in unrealized appreciation (depreciation)                                     (163,065)                       307,022
                                                                              ----------------------------------------------
Increase (decrease) in net assets from operations                                     213,185                      1,549,227
                                                                              ----------------------------------------------
From Distributions to Shareholders
Institutional Class
Net investment income                                                                (373,650)                      (738,717)
Net realized gain on investments                                                     (326,367)                             0
                                                                              ----------------------------------------------
Total distributions                                                                  (700,017)                      (738,717)
                                                                              ----------------------------------------------
From Capital Share Transactions (Note 6)
Increase (decrease) in net assets from capital share transactions                  (1,868,764)                    (2,336,368)
                                                                              ----------------------------------------------
Total increase (decrease) in net assets                                            (2,355,596)                    (1,525,858)

Net Assets
Beginning of the period                                                            13,492,074                     15,017,932
                                                                              ----------------------------------------------
End of the period                                                             $    11,136,478                $    13,492,074
                                                                              ==============================================
Undistributed Net Investment Income (Loss)
End of the period                                                             $       (85,436)               $        23,376
                                                                              ==============================================

                See accompanying notes to financial statements.


LOOMIS SAYLES FIXED INCOME FUNDS                                              39

FINANCIAL HIGHLIGHTS

                                              Income (Loss) from Investment Operations           Less Distributions
                                         -------------------------------------------------       ------------------
                       Net asset                           Net realized                               Dividends
                         value,               Net          and unrealized       Total from              from
                       beginning          investment       gain (loss) on       investment         net investment
                       of period         income (loss)      investments         operations             income
-----------------------------------------------------------------------------------------------------------------
Bond Fund

Institutional Class
3/31/2003(e)          $     10.33        $      0.39(d)     $      1.21         $      1.60         $     (0.39)
9/30/2002+                  10.39               0.82(d)           (0.06)               0.76               (0.82)
9/30/2001                   11.53               0.94(d)           (0.91)               0.03               (1.17)
9/30/2000                   11.70               0.96              (0.20)               0.76               (0.93)
9/30/1999                   12.30               0.98              (0.06)               0.92               (1.00)
9/30/1998(f)                12.83               0.69              (0.78)              (0.09)              (0.44)
12/31/1997                  12.38               0.86               0.67                1.53               (0.86)

Retail Class
3/31/2003(e)                10.33               0.38(d)            1.20                1.58               (0.38)
9/30/2002+                  10.39               0.79(d)           (0.05)               0.74               (0.80)
9/30/2001                   11.52               0.91(d)           (0.91)               0.00               (1.13)
9/30/2000                   11.69               0.92              (0.19)               0.73               (0.90)
9/30/1999                   12.29               0.96              (0.08)               0.88               (0.96)
9/30/1998(f)                12.82               0.66              (0.77)              (0.11)              (0.42)
12/31/1997*                 12.38               0.84(d)            0.65                1.49               (0.83)

Admin Class
3/31/2003(e)                10.32               0.36(d)            1.21                1.57               (0.37)
9/30/2002+                  10.38               0.76(d)           (0.05)               0.71               (0.77)
9/30/2001                   11.52               0.88(d)           (0.92)              (0.04)              (1.10)
9/30/2000                   11.69               0.86              (0.16)               0.70               (0.87)
9/30/1999                   12.28               0.92(d)           (0.06)               0.86               (0.93)
9/30/1998**                 12.83               0.47              (0.62)              (0.15)              (0.40)

Global Bond Fund
Institutional Class
3/31/2003(e)          $     12.68        $      0.33(d)     $      1.25         $      1.58         $     (0.62)
9/30/2002++                 11.08               0.68(d)            0.92                1.60                  --
9/30/2001                   10.93               0.72(d)            0.07                0.79               (0.60)
9/30/2000                   12.60               0.76(d)           (1.33)              (0.57)              (0.67)
9/30/1999                   11.93               0.79               0.87                1.66               (0.70)
9/30/1998(f)                11.83               0.53              (0.43)               0.10                  --
12/31/1997                  12.35               0.71              (0.42)               0.29               (0.81)

Retail Class
3/31/2003(e)                12.62               0.31(d)            1.24                1.55               (0.61)
9/30/2002++                 11.06               0.65(d)            0.91                1.56                  --
9/30/2001                   10.91               0.69(d)            0.07                0.76               (0.57)
9/30/2000                   12.57               0.73(d)           (1.32)              (0.59)              (0.64)
9/30/1999                   11.91               0.76(d)            0.86                1.62               (0.67)
9/30/1998(f)                11.83               0.44              (0.36)               0.08                  --
12/31/1997*                 12.35               0.63(d)           (0.37)               0.26               (0.78)

                    Less Distributions
                    ------------------
                      Distributions                            Net asset                               Net assets,
                         from net                               value,                                    end of
                         realized             Total             end of                   Total            period
                      capital gains       distributions         period                 return(a)          (000)
------------------------------------------------------------------------------------------------------------------
Bond Fund

Institutional Class
3/31/2003(e)             $     --         $     (0.39)        $     11.54                15.6%        $ 1,493,716
9/30/2002+                     --               (0.82)              10.33                 7.5           1,172,286
9/30/2001                      --               (1.17)              10.39                 0.3           1,383,951
9/30/2000                      --               (0.93)              11.53                 6.7           1,670,825
9/30/1999                   (0.52)              (1.52)              11.70                 7.6           1,541,834
9/30/1998(f)                   --               (0.44)              12.30                (0.9)          1,455,312
12/31/1997                  (0.22)              (1.08)              12.83                12.7           1,261,910

Retail Class
3/31/2003(e)                                    (0.38)              11.53                15.4              87,567
9/30/2002+                     --               (0.80)              10.33                 7.3              61,845
9/30/2001                      --               (1.13)              10.39                 0.1              77,035
9/30/2000                      --               (0.90)              11.52                 6.5              78,039
9/30/1999                   (0.52)              (1.48)              11.69                 7.3              55,490
9/30/1998(f)                   --               (0.42)              12.29                (1.1)             53,908
12/31/1997*                 (0.22)              (1.05)              12.82                12.4              33,240

Admin Class
3/31/2003(e)                   --               (0.37)              11.52                15.4               9,162
9/30/2002+                     --               (0.77)              10.32                 7.0               6,383
9/30/2001                      --               (1.10)              10.38                (0.3)              5,498
9/30/2000                      --               (0.87)              11.52                 6.2               3,736
9/30/1999                   (0.52)              (1.45)              11.69                 7.1               1,548
9/30/1998**                    --               (0.40)              12.28                (1.3)                630

Global Bond Fund
Institutional Class
3/31/2003(e)             $     --         $     (0.62)        $     13.64                12.8%        $    62,263
9/30/2002++                    --                  --               12.68                14.4              44,810
9/30/2001                   (0.04)              (0.64)              11.08                 7.7              37,681
9/30/2000                   (0.43)              (1.10)              10.93                (5.0)             37,035
9/30/1999                   (0.29)              (0.99)              12.60                14.2              34,154
9/30/1998(f)                   --                  --               11.93                 0.9              29,860
12/31/1997                     --               (0.81)              11.83                 2.3              28,401

Retail Class
3/31/2003(e)                   --               (0.61)              13.56                12.6              27,567
9/30/2002++                    --                  --               12.62                14.1              12,103
9/30/2001                   (0.04)              (0.61)              11.06                 7.4              10,375
9/30/2000                   (0.43)              (1.07)              10.91                (5.2)             11,721
9/30/1999                   (0.29)              (0.96)              12.57                13.8               7,106
9/30/1998(f)                   --                  --               11.91                 0.7               6,376
12/31/1997*                    --               (0.78)              11.83                 2.0               4,694

                                    Ratios to Average Net Assets
                        -----------------------------------------------------
                                                                   Net              Portfolio
                             Net              Gross            investment            turnover
                        expenses(b)(c)      expenses(c)      income (loss)(c)          rate
---------------------------------------------------------------------------------------------
Bond Fund
Institutional Class
3/31/2003(e)                 0.75%              0.80%              7.09%                19%
9/30/2002+                   0.75               0.79               7.76                 22
9/30/2001                    0.75               0.78               8.52                 20
9/30/2000                    0.75               0.76               8.32                 17
9/30/1999                    0.75               0.75               8.15                 33
9/30/1998(f)                 0.75               0.76               7.34                 24
12/31/1997                   0.75               0.77               7.36                 41

Retail Class
3/31/2003(e)                 1.00               1.11               6.83                 19
9/30/2002+                   1.00               1.14               7.51                 22
9/30/2001                    1.00               1.13               8.28                 20
9/30/2000                    1.00               1.08               8.10                 17
9/30/1999                    1.00               1.04               7.90                 33
9/30/1998(f)                 1.00               1.06               7.13                 24
12/31/1997*                  1.00               1.20               7.09                 41

Admin Class
3/31/2003(e)                 1.25               1.48               6.59                 19
9/30/2002+                   1.25               1.68               7.22                 22
9/30/2001                    1.25               1.71               8.02                 20
9/30/2000                    1.25               1.98               7.90                 17
9/30/1999                    1.25               2.38               7.66                 33
9/30/1998**                  1.25               6.32               7.45                 24

Global Bond Fund

Institutional Class
3/31/2003(e)                 0.90%              0.96%              5.05%                53%
9/30/2002++                  0.90               1.07               5.78                 65
9/30/2001                    0.90               1.09               6.65                 58
9/30/2000                    0.90               1.12               6.64                 17
9/30/1999                    0.90               1.10               6.32                 42
9/30/1998(f)                 0.90               1.18               6.00                 28
12/31/1997                   0.90               1.22               5.88                 75

Retail Class
3/31/2003(e)                 1.15               1.27               4.69                 53
9/30/2002++                  1.15               1.47               5.53                 65
9/30/2001                    1.15               1.47               6.42                 58
9/30/2000                    1.15               1.51               6.41                 17
9/30/1999                    1.15               1.61               6.08                 42
9/30/1998(f)                 1.15               1.78               5.77                 28
12/31/1997*                  1.15               2.44               5.60                 75

+As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the impact to the Institutional, Retail and Admin Classes per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Institutional, Retail and Admin Classes decreased from 7.77% to 7.76%, 7.53% to 7.51%, 7.24% to 7.22%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

*From commencement of class operations on January 2, 1997 through December 31, 1997. **From commencement of class operations on January 2, 1998 through September 30, 1998. required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Institutional and Retail Classes was a decrease to net investment income by $0.01 and $0.01 per share, respectively, an increase to net realized and unrealized gain (loss) on investments by $0.01 and $0.01 per share, respectively and a decrease to the ratio of net investment income to average net assets from 5.89% to 5.78% and 5.63% to 5.53%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. (a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c)Annualized for periods less than one year. (d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period. (e)For the six months ended March 31, 2003 (Unaudited). (f)For the nine months ended September 30, 1998.

                See accompanying notes to financial statements.


LOOMIS SAYLES FIXED INCOME FUNDS                                              41

                                              Income (Loss) from Investment Operations           Less Distributions
                                         -------------------------------------------------       ------------------
                       Net asset                           Net realized                               Dividends
                         value,               Net          and unrealized       Total from              from
                       beginning          investment       gain (loss) on       investment         net investment
                       of period         income (loss)      investments         operations             income
-----------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund

Institutional Class
3/31/2003(f)          $     10.23        $      0.31(d)     $      0.70         $      1.01         $     (0.32)
9/30/2002+                  10.09               0.62(d)            0.09                0.71               (0.55)
9/30/2001                    9.92               0.65(d)            0.18                0.83               (0.66)
9/30/2000                    9.96               0.73(d)           (0.05)               0.68               (0.72)
9/30/1999                   10.28               0.76              (0.12)               0.64               (0.70)
9/30/1998(g)                10.59               0.52              (0.50)               0.02               (0.33)
12/31/1997*                 10.00               0.65               0.77                1.42               (0.71)

Retail Class
3/31/2003(f)                10.23               0.30(d)            0.70                1.00               (0.31)
9/30/2002+**                10.18               0.39(d)            0.04                0.43               (0.38)
12/18/2000***                9.91               0.13(d)            0.24                0.37               (0.14)
9/30/2000                    9.95               0.71(d)           (0.05)               0.66               (0.70)
9/30/1999                   10.27               0.64              (0.03)               0.61               (0.67)
9/30/1998(g)                10.59               0.48              (0.49)              (0.01)              (0.31)
12/31/1997*                 10.00               0.62(d)            0.78                1.40               (0.69)

Admin Class
3/31/2003(f)                10.23               0.29(d)            0.68                0.97               (0.29)
9/30/2002 +****             10.18               0.38(d)            0.04                0.42               (0.37)

J Class
3/31/2003(f)                10.22               0.27(d)            0.69                0.96               (0.28)
9/30/2002+                  10.09               0.54(d)            0.09                0.63               (0.48)
9/30/2001                    9.91               0.57(d)            0.19                0.76               (0.58)
9/30/2000                    9.95               0.65(d)           (0.04)               0.61               (0.65)
9/30/1999*****              10.29               0.21              (0.36)              (0.15)              (0.19)

U.S. Government Securities Fund

Institutional Class
3/31/2003(f)          $     11.94        $      0.25(d)     $     (0.02)        $      0.23         $     (0.36)
9/30/2002++                 11.19               0.51(d)            0.83                1.34               (0.59)
9/30/2001                   10.62               0.62(d)            0.70                1.32               (0.75)
9/30/2000                   10.38               0.68               0.22                0.90               (0.66)
9/30/1999                   11.41               0.65              (1.03)              (0.38)              (0.65)
9/30/1998(g)                10.70               0.43               0.58                1.01               (0.30)
12/31/1997                  10.08               0.63               0.61                1.24               (0.62)

                    Less Distributions
                    ------------------
                      Distributions                            Net asset                               Net assets,
                         from net                               value,                                    end of
                         realized             Total             end of                   Total            period
                      capital gains       distributions         period                 return(a)          (000)
------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund

Institutional Class
3/31/2003(f)          $        --         $     (0.32)        $     10.92               10.1%        $     7,937
9/30/2002+                  (0.02)              (0.57)              10.23                7.2               7,874
9/30/2001                      --               (0.66)              10.09                8.6               8,549
9/30/2000                      --               (0.72)               9.92                7.2               2,905
9/30/1999                   (0.26)              (0.96)               9.96                6.5               2,427
9/30/1998(g)                   --               (0.33)              10.28                0.0               2,778
12/31/1997*                 (0.12)              (0.83)              10.59               14.5               2,445

Retail Class
3/31/2003(f)                   --               (0.31)              10.92                9.9                  82
9/30/2002+**                   --               (0.38)              10.23                4.3                  11
12/18/2000***                  --               (0.14)              10.14                3.8               2,426
9/30/2000                      --               (0.70)               9.91                6.9               2,250
9/30/1999                   (0.26)              (0.93)               9.95                6.2               2,561
9/30/1998(g)                   --               (0.31)              10.27               (0.2)              1,743
12/31/1997*                 (0.12)              (0.81)              10.59               14.3                 862

Admin Class
3/31/2003(f)                   --               (0.29)              10.91                9.7                  12
9/30/2002 +****                --               (0.37)              10.23                4.2                  11

J Class
3/31/2003(f)                   --               (0.28)              10.90                9.6(e)          236,742
9/30/2002+                  (0.02)              (0.50)              10.22                6.4(e)          211,105
9/30/2001                      --               (0.58)              10.09                7.9(e)           91,569
9/30/2000                      --               (0.65)               9.91                6.4(e)           30,264
9/30/1999*****                 --               (0.19)               9.95               (1.5)(e)          16,307

U.S. Government Securities Fund

Institutional Class
3/31/2003(f)          $     (0.29)        $     (0.65)        $     11.52                2.1%        $    11,136
9/30/2002++                    --               (0.59)              11.94               12.4              13,492
9/30/2001                      --               (0.75)              11.19               12.9              15,018
9/30/2000                      --               (0.66)              10.62                9.1              11,495
9/30/1999                      --               (0.65)              10.38               (3.5)             16,141
9/30/1998(g)                   --               (0.30)              11.41                9.6              29,246
12/31/1997                     --               (0.62)              10.70               12.7              17,668

                                    Ratios to Average Net Assets
                        -----------------------------------------------------
                                                                   Net              Portfolio
                             Net              Gross            investment            turnover
                        expenses(b)(c)      expenses(c)      income (loss)(c)          rate
---------------------------------------------------------------------------------------------
Investment Grade Bond Fund

Institutional Class
3/31/2003(f)                 0.55%              0.92%              6.03%                16%
9/30/2002+                   0.55               1.13               6.08                 39
9/30/2001                    0.55               1.36               6.43                 15
9/30/2000                    0.55               3.23               7.35                 23
9/30/1999                    0.55               2.87               6.83                 42
9/30/1998(g)                 0.55               4.19               6.68                 48
12/31/1997*                  0.55               7.59               6.74                112

Retail Class
3/31/2003(f)                 0.80              37.39               5.75                 16
9/30/2002+**                 0.80             191.59               5.85                 39
12/18/2000***                0.80               1.91               6.31                  1
9/30/2000                    0.80               3.01               7.16                 23
9/30/1999                    0.80               3.20               6.60                 42
9/30/1998(g)                 0.80               5.25               6.43                 48
12/31/1997*                  0.80              10.95               6.51                112

Admin Class
3/31/2003(f)                 1.05             118.96               5.50                 16
9/30/2002 +****              1.05             192.21               5.62                 39

J Class
3/31/2003(f)                 1.30               1.40               5.27                 16
9/30/2002+                   1.30               1.55               5.33                 39
9/30/2001                    1.30               1.71               5.65                 15
9/30/2000                    1.30               2.97               6.59                 23
9/30/1999*****               1.30               2.16               6.11                 42

U.S. Government Securities Fund

Institutional Class
3/31/2003(f)                 0.50%              1.19%              4.29%                13%
9/30/2002++                  0.50               1.16               4.58                101
9/30/2001                    0.50               1.25               5.63                124
9/30/2000                    0.50               1.24               6.17                 86
9/30/1999                    0.52               1.03               5.75                 75
9/30/1998(g)                 0.60               0.97               5.61                 84
12/31/1997                   0.60               1.23               6.29                156

+As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share to the Institutional, Retail, Admin and J Classes net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Institutional, Retail, Admin and J Classes decreased from 6.10 to 6.08%, 5.88% to 5.85%, 5.63% to 5.62%, 5.35% to
5.33%, respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. ++As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund was a decrease to net investment income by $0.06 per share and an increase to net realized and unrealized gain (loss) on investments by $0.06 per share. The ratio of net investment income to average net assets for the Fund decreased from 5.12% to 4.58% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

*From commencement of class operations on January 2, 1997 through December 31, 1997. **From recommencement of class operations on January 31, 2002 through September 30, 2002. ***For the period from October 1, 2000 through December 18, 2000, Retail Class shares of the Loomis Sayles Investment Grade Bond Fund were converted into Institutional Class shares on December 18, 2000. ****From commencement of class operations on January 31, 2002 through September 30, 2002. *****From commencement of class operations on May 24, 1999 through September 30, 1999. (a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c)Annualized for periods less than one year. (d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)Total Return does not include the effect of any front end sales charges for the J Class. (f)For the six months ended March 31, 2003 (Unaudited). (g)For the nine months ended September 30, 1998.

                 See accompanying notes to financial statements.


LOOMIS SAYLES FIXED INCOME FUNDS                                              43

FUND AND MANAGER REVIEW

Loomis Sayles Benchmark Core Bond Fund

PORTFOLIO REVIEW | Last summer's flight-to-quality subsided during the six-month period ended March 31, 2003, as investors were on a quest for yield. Their pursuit led them to the corporate bond sector, which offered yield advantages. This sentiment helped the Fund's corporate bonds generate the strongest relative performance for the period. Throughout the six months we overweighted corporate bonds in anticipation of future improvements in the sector. Although credit quality continued to deteriorate, it did so at a much slower pace than in previous periods. In addition, managements demonstrated a willingness to improve their balance sheets through cost cutting, cash flow improvements, equity issuance and asset sales.

In particular, corporate bonds in the telecommunication, cable and consumer finance industries posted strong results. In the telecommunication industry several depressed names recovered after managements addressed weak operating conditions and shored up their balance sheets. The cable and personal finance industries benefited from consolidation and improving investor sentiment.

On the other hand, the Fund's auto industry bonds declined on an anticipated drop in consumer confidence. Bonds in the financials sector showed smaller gains than other corporate sectors due to their lower yields. These contributed to the Fund's six-month performance slightly lagging of the benchmark.

The risk of negative returns brought on by potentially higher interest rates caused us to underweight the U.S. government sector. We also slightly underweighted mortgage-backed securities, hoping to avoid the possibility that a fast rise in interest rates would extend the average life of mortgages with lower prepayments.

OUTLOOK | Near term, we believe that there will be market fluctuations caused by the day-to-day news out of Iraq and the impact on the U.S. dollar and oil market. Longer term, interest rates may increase, as the outcome of the war is clear and U.S. economic growth resumes. We believe the investment grade corporate bond sector remains most attractive, due to the belief that strengthening economic conditions ahead will lead to improved credit quality.

Key Fund Facts

Objective | High total return

Strategy | Invests primarily in investment grade fixed income securities (including government, corporate, mortgage-backed and asset-backed securities) of any maturity

Fund Inception Date | 4/24/96

Fund Registration Date | 3/7/97

Commencement of Operations of Class | Institutional: 4/24/96; Retail: 5/1/02;
Admin: 5/1/02

Expense Ratio | Institutional: 0.45%; Retail: 0.70%; Admin: 0.95%

Total Net Assets (all classes) | $36.8 million

[Photo]
Cliff Rowe
Cliff has served as portfolio manager since February 28, 2003

[Photo]
Kurt Wagner

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                                        Since           Since
                                              6 Months*      1 Year       5 Years   Registration(b)  Inception(b)
Loomis Sayles Benchmark Core Bond Fund:
Institutional                                   2.76%        10.09%         6.43%         7.00%         6.91%
Retail(a)                                       2.60          9.79          6.16          6.72          6.63
Admin(a)                                        2.44          9.49          5.89          6.45          6.36

Lipper Intermediate
Investment Grade Index(c)                       3.92         10.27          6.76          7.17          7.25
Lehman Brothers Aggregate Index(c)              2.99         11.69          7.51          7.93          7.95

CUMULATIVE PERFORMANCE(d) Registration to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                                            3/7/97    3/98    3/99    3/00    3/01    3/02    3/03
Loomis Sayles Benchmark Core Bond Fund      10,000  11,043  11,720  11,729  13,228  13,699  15,083
Lipper Intermediate Investment Grade Index  10,000  10,987  11,625  11,784  13,180  13,821  15,243
Lehman Brothers Aggregate Index             10,000  11,074  11,792  12,012  13,518  14,241  15,905

CUMULATIVE PERFORMANCE(d) Inception to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                                            4/24/96   3/97    3/98    3/99    3/00    3/01    3/02    3/03
Loomis Sayles Benchmark Core Bond Fund      10,000  10,438  11,642  12,356  12,365  13,945  14,441  15,900
Lipper Intermediate Investment Grade Index  10,000  10,537  11,702  12,382  12,551  14,038  14,720  16,235
Lehman Brothers Aggregate Index             10,000  10,550  11,815  12,580  12,815  14,422  15,193  16,968

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Performance shown for periods prior to the inception date of the Admin and Retail Classes (May 1, 2002) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares. (b) Inception date of the Loomis Sayles Benchmark Core Bond Fund is April 24, 1996. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long term shareholders. (c) Since Index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates (April 30, 1996 and February 28, 1997, respectively). Please see page 50 for a description of the indexes and important risk disclosure. (d) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower. *Not annualized.

FUND AND MANAGER REVIEW

Loomis Sayles Core Plus Fixed Income Fund

PORTFOLIO REVIEW | Lower-quality securities and previously out-of-favor sectors performed best during the six-month period ended March 31, 2003, as investors searched for higher-yielding assets. Signs that the economy may be on the mend combined with better market liquidity and stabilizing corporate balance sheets contributed to improved trading levels in much of the credit universe.

Stabilizing fundamentals in the telecommunication and electric utilities sectors helped the continuing recovery in these sectors. Optimism toward an economic recovery led to good performance for cyclical industries, such as the chemical and paper industries. Solid operating results and a lack of high-profile credit problems among banks, brokerages and insurance companies led to solid results for the financial services sector. Australian dollar holdings benefited from a weakening U.S. dollar and a significant yield advantage versus comparable maturity investments available in the U.S. Mortgage-backed and agency securities outperformed U.S. Treasuries, given their yield advantages in a range-bound interest rate environment.

With an overweight position in credit securities, the Fund performed well for the period, outperforming its benchmark index. In particular, the recovery of out-of-favor sectors, including telecommunications, as well as improved pricing on certain high yield bonds, helped contribute to the Fund's strong performance. Non-dollar exposure also was a positive influence, as the U.S. dollar declined against most other currencies. Concerns regarding the growing U.S. budget and trade deficits and lackluster economic growth fueled the dollar's decline.

OUTLOOK | In the near term, we believe Treasury yields will remain range-bound and investors will continue to favor higher-yielding alternatives. Nevertheless, geopolitical and economic concerns may continue to create market volatility. Therefore, we plan at this time to maintain a well-diversified, high-quality (an average quality rating of AA), duration-neutral portfolio (duration refers to a portfolio's exposure to changing interest rates), with a modest bias to BBB- and BB-rated securities. We believe securities in this quality range are well positioned to weather the current challenging environment while providing incremental yield versus the broader market.

Key Fund Facts

Objective | High total return

Strategy | Invests primarily in investment grade fixed income securities, although up to 25% of assets may be in lower-rated securities

Fund Inception Date | 6/18/01

Expense Ratio | 0.45%

Total Net Assets | $7.5 million

[Photo]
John Hyll

[Photo]
Peter Palfrey

[Photo]
Rick Raczkowski

[Photo]
Craig Smith

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                         Since
                                                    6 Months*  1 Year  Inception
--------------------------------------------------------------------------------
Loomis Sayles Core Plus Fixed Income Fund              4.86%     5.63%    4.32%
Lipper Intermediate Investment Grade Index(a)          3.92     10.27     8.37
Lehman Brothers Aggregate Index(a)                     2.99     11.69     9.39

CUMULATIVE PERFORMANCE Inception to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                                             6/18/01    9/01   12/01    3/02    6/02    9/02   12/02    3/03
Loomis Sayles Core Plus Fixed Income Fund     10,000  10,435  10,447  10,439  10,708  11,077  11,314  11,513
Lipper Intermediate Investment Grade Index    10,000  10,300  10,304  10,210  10,143  10,284  10,535  10,784
Lehman Brothers Aggregate Index               10,000  10,461  10,466  10,476  10,863  11,361  11,540  11,700

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Since Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (June 30, 2001). Please see page 50 for a description of the indexes and important risk disclosure. *Not annualized.


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             45

FUND AND MANAGER REVIEW

Loomis Sayles Fixed Income Fund

PORTFOLIO REVIEW | Our focus on corporate bonds (investment grade and high yield) and sovereign debt helped the Fund significantly outperform its benchmark, the Lehman Brothers Government/Credit Index, for the six-month period ended March 31, 2003. The bull market in U.S. Treasuries ended, as investors turned their attention to higher-yielding securities. Spreads on corporate bonds tightened, and the sector rebounded from last summer's lows. (Spreads refer to the difference in yield between non-U.S. Treasury securities and comparable-maturity U.S. Treasury bonds. When spreads tighten, prices on non-Treasury bonds increase.) Investors also poured money into the high yield market, once they were convinced that issuers were focusing on debt reduction and free cash flow. In addition, the bond default rate continued to improve. Within the sovereign debt sector, the Fund continued to benefit from growth opportunities internationally. In particular, the governments of Brazil, South Africa and Peru gained significantly during the period.

The yield curve remained steep, and we positioned our portfolios to take advantage of the higher yields available from longer-term bonds. At the end of the six-month period the Fund's average maturity was approximately 12 years. We expect the short end of the yield curve to steepen somewhat throughout the next few months, assuming an economic recovery and continued success in Iraq. We plan to keep the Fund's average maturity as long as possible while maintaining a neutral exposure to interest rate risk.

OUTLOOK | We believe high yield bonds offer significant excess return potential versus U.S. Treasuries and investment grade corporate securities. Although valuations on investment grade corporate bonds remain attractive, valuations on high yield securities remain even more compelling.

We also may increase exposure to mortgage-backed bonds, as long as the economy improves and interest rates rise--factors that should make mortgages more appealing. In addition, we expect to continue investing in Canadian dollar-denominated bonds, because the Canadian dollar still looks attractive compared to its historical levels. We also will watch for opportunities to take advantage of Euro bonds, due to expectations for weak economic growth, declining inflation and falling interest rates abroad. In terms of sovereign debt, we believe Uruguay appears undervalued, so we will look for opportunities to increase portfolio exposure to this country.

Key Fund Facts

Objective | High total investment return

Strategy | Invests primarily in fixed income securities, up to 35% of assets may be invested in lower rated fixed income securities and up to 20% in preferred stocks

Fund Inception Date | 1/17/95

Fund Registration Date | 3/7/97

Expense Ratio | 0.65%

Total Net Assets | $366.3 million

[Photo]
Daniel Fuss

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                                 Since            Since
                                     6 Months*       1 Year       5 Years    Registration(a)   Inception(a)
----------------------------------------------------------------------------------------------------------
Loomis Sayles
Fixed Income Fund                      14.70%        17.05%         6.04%         7.51%            10.11%
Lipper BBB Rated
Funds Index(b)                          5.67         10.24          5.58          6.41              7.57
Lehman Brothers
Government/Credit Index(b)              3.40         13.40          7.65          8.09              8.44

CUMULATIVE PERFORMANCE Registration to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                                         3/7/97    3/98    3/99    3/00    3/01    3/02    3/03
Loomis Sayles Fixed Income Fund          10,000  11,572  11,927  12,480  12,652  13,254  15,514
Lipper BBB Rated Funds Index             10,000  11,123  11,562  11,670  12,771  13,237  14,592
Lehman Brothers Government/Credit Index  10,000  11,105  11,833  12,034  13,527  14,154  16,049

CUMULATIVE PERFORMANCE Inception to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                                               1/17/95   3/95    3/96    3/97    3/98    3/99    3/00    3/01    3/02    3/03
Lipper BBB Rated Funds                         10,000  10,309  11,585  12,246  13,834  14,380  14,515  15,884  16,464  18,149
Loomis Sayles Fixed Income Fund                10,000  10,500  12,563  14,067  16,427  16,930  17,715  17,959  18,814  22,022
Index Lehman Brothers Government/Credit Index  10,000  10,300  11,426  11,935  13,414  14,293  14,536  16,339  17,097  19,386

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Inception date of the Loomis Sayles Fixed Income Fund is January 17, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long term shareholders. (b) Since Index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates (January 31, 1995 and February 28, 1997, respectively). Please see page 50 for a description of the indexes and important risk disclosure. *Not annualized.

FUND AND MANAGER REVIEW

Loomis Sayles Institutional High Income Fund

PORTFOLIO REVIEW | With the perception that corporations were focusing on debt reduction and free cash flow, investors poured money into high yield bonds during the six-month period ended March 31, 2003. Although the default rate has fallen from approximately 10% in mid-2002 to approximately 7% today, it's still twice as high as it was in the late 1990s. Our bottom-up, bond-picker's approach to portfolio management, which capitalizes on our commitment to credit research, helped us in this environment. We were able to avoid many of the hazards in the high yield market.

The yield curve remained steep, yet the Fund's average maturity declined from
13.4 years to 12.6 years during the period. We wanted to be as long as possible to take advantage of the higher yields offered by longer maturities. Despite expectations for improving growth, we believe the Federal Reserve Board may be slow to tighten rates, because inflation remains low, and economic activity easily could prove to be much weaker than forecasters estimate it will be.

The Fund's strong performance as compared to its benchmark, the Merrill Lynch U.S. High Yield Master Cash Pay Only ("CPO") Index, was the result of good returns in several sectors. For example, communication bonds led the way, as capital-spending cuts sparked an explosion of free cash flow. This allowed the balance sheets of most diversified telecommunications companies to remain healthy. The technology sector also generated solid performance, due to lower capital expenditures and continued margin expansion. In addition, non-corporate bonds performed well, led by strong performance from Brazilian and South African government bonds.

OUTLOOK | For the short term, we still expect some spread tightening for corporate bonds. Long-term, our forecast depends on the economy and overall growth. If we see sustained growth, the Federal Reserve Board may raise rates, and Treasury returns will suffer. We believe lower-tier, high yield credits should outperform their higher-quality counterparts, and all corporate sectors should outperform Treasuries.

We're currently favoring U.S. corporate securities in depressed, cyclical industries that may benefit from an improving economy. We also look for performance advantages from the survivors of the telecommunication meltdown in the U.S. and Europe.

Key Fund Facts

Objective | High total investment return

Strategy | Invests in primarily lower rated fixed income securities and other securities expected to produce a relatively high level of income including preferred and common stocks

Fund Inception Date | 6/5/96

Fund Registration Date | 3/7/97

Expense Ratio | 0.75%

Total Net Assets | $69.1 million

[Photo]
Daniel Fuss

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                                              Since            Since
                                                  6 Months*       1 Year        5 Years   Registration(a)   Inception(a)
Loomis Sayles Institutional High Income Fund        23.32%         9.25%         0.62%         3.13%             3.79%

Lipper High Yield Bond
Funds Index(b)                                      12.66          3.18         -1.47          1.09              2.57

Merrill Lynch U.S. High Yield
Master CPO Index(b)                                 14.03          3.65          2.04          3.81              4.98

CUMULATIVE PERFORMANCE Registration to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                                                          3/7/97    3/98    3/99    3/00    3/01    3/02    3/03
Loomis Sayles Institutional High Income Fund              10,000  11,691  10,643  11,913  11,352  11,039  12,059
Lipper High Yield Bond Funds Index                        10,000  11,506  11,364  11,365  10,776  10,354  10,684
Merrill Lynch U.S. High Yield Master Cash Pay Only Index  10,000  11,349  11,570  11,416  11,880  12,113  12,550

CUMULATIVE PERFORMANCE Inception to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

                                                            6/5/96    3/97    3/98    3/99    3/00    3/01    3/02    3/03
Lipper High Yield Bond Funds Index                          10,000  10,987  12,852  12,982  12,599  11,842  11,650  11,896
Loomis Sayles Institutional High Income Fund                10,000  10,689  12,462  12,093  12,612  11,895  11,999  12,891
Merrill Lynch U.S. High Yield Master Cash Pay Only Index    10,000  11,102  12,658  13,044  12,677  13,044  13,660  13,931

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Inception date of the Loomis Sayles Institutional High Income Fund is June 5, 1996. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long term shareholders. (b) Since Index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates (May 31, 1996 and February 28, 1997, respectively). Please see page 50 for a description of the indexes and important risk disclosure. *Not annualized.


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             47

FUND AND MANAGER REVIEW

Loomis Sayles Intermediate Duration Fixed Income Fund

PORTFOLIO REVIEW | The communication and consumer non-cyclical industries generated leading performance for the Fund during the six-month period ended March 31, 2003. In the communication sector, free cash flow in the telecommunication industry exploded due to tremendous capital spending budget cuts. This kept the balance sheets of most diversified telecom companies in solid shape. Technology bonds also experienced good performance due to lower capital expenditures and continued margin expansion. Within the consumer noncyclical sector, companies attached to the healthcare industry benefited from the industry's recession-resistant attributes as well as an aging population.

Given their strong yield advantages and our outlook for an eventual economic recovery, we favored lower-quality investment grade bonds and high yield securities during the period. This strategy helped the Fund outperform its benchmark, the Lehman Brothers Government/Credit Intermediate Index, during the six-month period. We believe these securities will continue to offer excess return potential relative to U.S. Treasuries, due to their higher yields, strong technical influences, and modestly improving credit trends. With U.S. Treasury yields at all-time lows and a swift and successful campaign in Iraq, it appears that the bull market in Treasuries may be in its final stage. Furthermore, Treasuries may present the greatest risk going forward. The relatively low yields on Treasuries offer little protection against principal loss in the event of rising interest rates.

OUTLOOK | Although geopolitical risk remains the major concern facing the market, we assume it will diminish in coming months. We look for a higher, flatter U.S. yield curve by year-end, which would hurt Treasury returns. There are potentially better opportunities in government markets around the globe, notably in Europe. Mortgage-backed securities returns are less compelling, given extension risk. We anticipate structuring the portfolio with an underweight in Treasuries and a neutral to underweighted bias for mortgage-backed securities. The only sector we are considering overweighting at this time is credit, which represents a reversal of the market's previous flight-to-quality sentiment. Our expectations for a stronger economy along with favorable technical influences and yield advantages suggest that lower-quality sectors may offer the best return potential.

Key Fund Facts

Objective | Above-average total return

Strategy | Invests primarily in investment grade fixed income securities

Fund Inception Date | 1/28/98

Expense Ratio | 0.45%

Total Net Assets | $35.5 million

[Photo]
Steven Kaseta

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                              Since
                                          6 Months*    1 Year     5 Years  Inception(a)
---------------------------------------------------------------------------------------
Loomis Sayles Intermediate Duration
Fixed Income Fund                           5.74%       7.58%      6.22%      6.17%

Lipper Intermediate
Investment Grade Index(b)                   3.92       10.27       6.76       6.58

Lehman Brothers Government/
Credit Intermediate Index(b)                3.23       11.74       7.47       7.27

CUMULATIVE PERFORMANCE Inception to March 31, 2003

[The following table was depicted as a line graph in the printed material.]

                                      1/28/1998    03/31/98    03/31/99    3/31/2000    3/31/2001    3/31/2002    3/31/2003
Loomis Sayles Intermediate Duration
Fixed Income Fund                      10,000      10,080      10,460        10,830       12,086       12,669       13,628

Lipper Intermediate
Investment Grade Index(b)              10,000      10,022      10,604        10,750       12,023       12,607       13,904

Lehman Brothers Government/
Credit Intermediate Index(b)           10,000      10,024      10,683        10,906       12,233       12,863       14,372

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Inception date of the Loomis Sayles Intermediate Duration Fixed Income Fund is January 28, 1998. (b) Since Index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates (January 31, 1998). Please see page 50 for a description of the indexes and important risk disclosure. *Not annualized.

FUND AND MANAGER REVIEW

Loomis Sayles Investment Grade Fixed Income Fund

PORTFOLIO REVIEW | Corporate bonds generated the best performance within the bond market during the six-month period ended March 31, 2003, as investors' risk-aversion subsided, overall corporate credit quality improved and the substantial yield advantage of corporate bonds attracted buyer interest. In particular, the Fund benefited from a strong performance rebound in the wireless telecommunication industry. Additionally, the Fund's wire-line telecommunication sector performed well, as bond prices rebounded from oversold levels and the entertainment sector enjoyed strong performance. Together, results from these key sectors helped the Fund outperform its benchmark, the Lehman Brothers Government/Credit Index, for the six-month period.

The Fund's airline- and transportation services bonds generated the worst relative performance for the period. The airline and air cargo industries continued to experience the worst operating environment in history. Continued weakness in the global economy, lingering fears of terrorism, and steep fuel prices have left major industry players in fragile financial condition. In addition, insurance companies also felt the effects of the weak economy, as premium growth rates were low and incidence and benefit ratios were high. This combination of negative forces had a detrimental impact on the industry's operating performance and, ultimately, its bonds.

OUTLOOK | We believe corporate America's extensive balance-sheet rehabilitation process may enhance the corporate sector's total return potential. Emphasis on debt reduction is evident in improving leverage ratios and better overall corporate credit quality. Also the widely anticipated recovery in economic activity should promote stronger operating results and earnings growth, which, in turn, should enhance corporate credit quality and corporate bond performance. We are less optimistic regarding the prospects for the government market, though, as sustained economic growth likely will force interest rates higher.

We believe the Fund is positioned to benefit from the expected outperformance of corporate bonds relative to Treasuries, particularly considering the corporate sector's strong yield advantages. The Fund also should benefit from the continued weakening of the U.S. dollar. The Fund maintains a substantial exposure to a variety of foreign currencies that should benefit if the value of the U.S. dollar declines further.

Key Fund Facts

Objective | Above-average total investment return

Strategy | Invests in primarily investment grade fixed income securities, although up to 10% of assets may be in lower rated fixed income securities and up to 10% in preferred stock

Fund Inception Date | 7/1/94

Fund Registration Date | 3/7/97

Expense Ratio | 0.55%

Total Net Assets | $132.2 million

[Photo]
Daniel Fuss

[Photo]
Steven Kaseta

AVERAGE ANNUAL TOTAL RETURNS Periods Ended March 31, 2003

                                                                         Since          Since
                                6 Months*   1 Year     5 Years      Registration(a)  Inception(a)
-------------------------------------------------------------------------------------------------
Loomis Sayles Investment
Grade Fixed Income Fund           9.75%     17.10%       7.71%           8.50%          10.39%

Lipper BBB Rated
Funds Index(b)                    5.67      10.24        5.58            6.41            7.32

Lehman Brothers Government/
Credit Index(b)                   3.40      13.40        7.65            8.09            8.20

[The following tables were depicted as line graphs in the printed material.]

CUMULATIVE PERFORMANCE Registration to March 31, 2003

                                      03/7/1997      03/31/98      03/31/99     3/31/2000     3/31/2001     3/31/2002     3/31/2003
Loomis Sayles Investment Grade
Fixed Income Fund                       10,000        11,317        11,711        12,175        13,010        14,012        16,409

Lipper BBB Rated
Funds Index                             10,000        11,123        11,562        11,670        12,771        13,237        14,592

Lehman Brothers
Government/Credit Index                 10,000        11,105        11,833        12,034        13,527        14,154        16,049

CUMULATIVE PERFORMANCE Inception to March 31, 2003

                                 7/1/1994  03/31/95  03/31/96  03/31/97  03/31/98  03/31/99  3/31/2000 3/31/2001 3/31/2002 3/31/2003
Loomis Sayles Investment Grade
Fixed Income Fund                 10,000    10,753    12,909    14,233    16,372    16,942    17,613    18,822    20,272    23,739

Lipper BBB Rated
Funds Index                       10,000    10,539    11,844    12,520    14,144    14,702    14,839    16,239    16,832    18,555

Lehman Brothers
Government/Credit Index           10,000    10,589    11,746    12,270    13,790    14,693    14,943    16,797    17,576    19,929

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Inception date of the Loomis Sayles Investment Grade Fixed Income Fund is July 1, 1994. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). Performance from inception is also provided for the convenience of our long term shareholders. (b) Since Index performance data is not available coincident with the Fund's inception and registration dates, comparative performance is presented from the month end closest to the Fund's inception and registration dates (June 30, 1994 and February 28, 1997, respectively). Please see page 50 for a description of the indexes and important risk disclosure. *Not annualized.


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             49

DISCLOSURE

Loomis Sayles Benchmark Core Fund, Loomis Sayles Core Plus Fixed Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Investment Grade Fixed Income Fund

High yield securities are subject to a high degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the fund.

Loomis Sayles Benchmark Core Fund, Loomis Sayles Core Plus Fixed Income Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Index Definitions

Lipper Intermediate Investment Grade Index is an equally weighted unmanaged index of typically the 30 largest mutual funds with the intermediate investment grade debt funds investment objective.

Lipper BBB Rated Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective.

Lipper High Yield Bond Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.

Lipper Averages consist of all mutual funds in a stated category. Source: Lipper Inc.

Lehman Brothers Aggregate Index covers the U.S. investment grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities.

Lehman Brothers Government/Credit Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements.

Merrill Lynch U.S. High Yield Master Cash Pay Only Index is an unmanaged index consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

Lehman Brothers Government/Credit Intermediate Index includes securities which have a remaining maturity of 5-10 years and includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government), as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements.

The Index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index.

                       THIS PAGE INTENTIONALLY LEFT BLANK


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             51

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)
Loomis Sayles Benchmark Core Bond Fund

                                                         Face Amount    Value +
--------------------------------------------------------------------------------

BONDS AND NOTES--95.5% of net assets

Asset-Backed Securities--3.4%
Chase Manhattan Auto Owner Trust,
      Series 2000-A, Class A4, 6.260%, 6/15/07            $  220,000  $  228,875
Chase Manhattan Auto Owner Trust,
      Series 2002-B, Class A3, 3.580%, 5/15/06               175,000     179,403
Comed Transitional Funding Trust, Class A,
      5.630%, 6/25/09                                        540,000     590,946
Residential Funding Mortgage Securities,
      Series 2002-HI3, Class A5, 5.420%, 2/25/16             175,000     185,027
Residential Funding Mortgage, Inc., 6.750%, 12/25/14          76,306      78,109
                                                                      ----------
                                                                       1,262,360
                                                                      ----------
Auto & Related--0.8%
Ford Motor Co., 6.375%, 2/01/29                              100,000      67,513
General Motors Corp., 7.200%, 1/15/11                        225,000     224,709
                                                                      ----------
                                                                         292,222
                                                                      ----------
Banking & Finance--2.7%
Bank of America Corp., 7.400%, 1/15/11                       280,000     333,589
J.P. Morgan Chase & Co., 6.750%, 2/01/11                     225,000     249,197
U.S. Bancorp, 5.100%, 7/15/07                                385,000     415,346
                                                                      ----------
                                                                         998,132
                                                                      ----------
Banks/Savings & Loans--2.1%
Wachovia Corp., 4.950%, 11/01/06                             340,000     365,395
Washington Mutual, Inc., 4.375%, 1/15/08                     190,000     196,010
Wells Fargo & Co., 3.500%, 4/04/08                           195,000     196,173
                                                                      ----------
                                                                         757,578
                                                                      ----------
Cable--0.7%
Comcast Cable Communications, 6.750%, 1/30/11                225,000     242,622
                                                                      ----------
Chemicals--0.7%
Dow Chemical Co., 5.750%, 11/15/09                            75,000      77,037
Rohm & Haas Co., 7.850%, 7/15/29                             133,000     162,666
                                                                      ----------
                                                                         239,703
                                                                      ----------
Computers--0.9%
International Business Machines Corp.,
      4.750%, 11/29/12                                       305,000     313,307
                                                                      ----------
Entertainment--0.7%
Time Warner, Inc., 8.180%, 8/15/07                           225,000     251,792
                                                                      ----------
Financial Services--6.1%
Aristar, Inc., 6.875%, 5/15/11                               150,000     170,899
Capital One Bank, 6.500%, 7/30/04                            225,000     226,047
CIT Group, Inc., 6.500%, 2/07/06                             225,000     239,787
Countrywide Home Loans, Inc., 5.500%, 2/01/07                395,000     422,400
General Electric Capital Corp., 6.750%, 3/15/32              395,000     444,905
Household Finance Corp., 7.200%, 7/15/06                     100,000     111,854
International Lease Finance Corp., 6.375%, 3/15/09           180,000     193,998
John Deere Capital Corp., 5.100%, 1/15/13                    215,000     219,737
John Deere Capital Corp., 7.000%, 3/15/12                    170,000     196,779
                                                                      ----------
                                                                       2,226,406
                                                                      ----------
Food--1.2%
ConAgra Foods, Inc., 6.750%, 9/15/11                         115,000     129,403
Kellogg Co., Series B, 6.600%, 4/01/11                       280,000     319,115
                                                                      ----------
                                                                         448,518
                                                                      ----------

                                                         Face Amount    Value +
--------------------------------------------------------------------------------

BONDS AND NOTES--continued

Forest & Paper Products--1.1%
Boise Cascade Corp., 9.800%, 4/15/03                      $  200,000  $  200,314
International Paper Co., 6.750%, 9/01/11                     100,000     112,109
Weyerhaeuser Co., 5.950%, 11/01/08                           100,000     107,836
                                                                      ----------
                                                                         420,259
                                                                      ----------
Government Agencies--12.4%
Federal Farm Credit Bank, 3.875%, 12/15/04                   450,000     466,927
Federal Home Loan Mortgage Corp., 3.250%, 11/15/04         1,300,000   1,337,123
Federal Home Loan Mortgage Corp., 5.875%, 3/21/11            340,000     375,016
Federal Home Loan Mortgage Corp., 6.250%, 7/15/32            735,000     834,613
Federal National Mortgage Association, 5.500%, 5/02/06       340,000     369,869
Federal National Mortgage Association, 5.625%, 5/14/04       615,000     644,762
Federal National Mortgage Association, 7.125%, 6/15/10       450,000     544,752
                                                                      ----------
                                                                       4,573,062
                                                                      ----------
Investment Banking--2.3%
Goldman Sachs Group, Inc., 7.350%, 10/01/09                  225,000     263,159
Lehman Brothers Holdings, Inc., 7.375%, 1/15/07              305,000     348,183
Morgan Stanley Group, Inc., 6.875%, 3/01/07                  225,000     253,237
                                                                      ----------
                                                                         864,579
                                                                      ----------
Machinery--1.0%
Caterpillar Financial Services Corp., 4.875%, 6/15/07        340,000     362,993
                                                                      ----------
Metals--1.2%
Alcoa, Inc., 6.000%, 1/15/12                                 395,000     429,498
                                                                      ----------
Mortgage Related--35.1%
Federal Home Loan Mortgage Corp., 6.500%, 12/15/14           150,000     158,321
Federal Home Loan Mortgage Corp., 6.500%, 1/01/27             34,668      36,245
Federal Home Loan Mortgage Corp., 8.000%, 7/01/25              5,724       6,231
Federal Home Loan Mortgage Corp., 8.000%, 12/01/26            13,881      15,087
Federal Home Loan Mortgage Corporation, 6.000%, 5/01/16      575,057     601,036
Federal Home Loan Mortgage Corporation, 6.000%, 12/01/32     568,318     589,415
Federal Home Loan Mortgage Corporation, 6.500%, 5/01/32      605,512     631,707
Federal Home Loan Mortgage Corporation, 7.500%, 9/01/08      461,673     492,200
Federal National Mortgage Association, 5.500%, 1/01/18       573,670     595,943
Federal National Mortgage Association, 6.000%, 4/01/16       233,240     244,204
Federal National Mortgage Association, 6.000%, 5/01/16       305,110     319,385
Federal National Mortgage Association, 6.000%, 9/01/16       242,512     253,857
Federal National Mortgage Association, 6.000%, 11/01/16      279,651     292,734
Federal National Mortgage Association, 6.000%, 10/01/17      898,056     939,731
Federal National Mortgage Association, 6.000%, 11/01/17      559,548     585,515
Federal National Mortgage Association, 6.000%, 6/01/32       288,151     299,119
Federal National Mortgage Association, 6.500%, 11/25/14      170,000     179,122
Federal National Mortgage Association, 6.500%, 10/01/31      327,566     341,948
Federal National Mortgage Association, 6.500%, 12/01/31      304,833     318,218
Federal National Mortgage Association, 6.500%, 6/01/32     1,184,561   1,236,567
Federal National Mortgage Association, 6.500%, 7/01/32        70,626      73,727
Federal National Mortgage Association, 6.500%, 8/01/32       615,564     642,589
Federal National Mortgage Association, 6.500%, 9/01/32       260,342     271,771
Federal National Mortgage Association, 7.000%, 4/01/16       311,175     332,173
Federal National Mortgage Association, 7.500%, 1/01/27        26,378      28,197
Federal National Mortgage Association, 7.500%, 12/01/30      112,052     119,437
Federal National Mortgage Association, 7.500%, 6/01/31        75,768      80,762
Federal National Mortgage Association, 7.500%, 3/01/32       203,992     217,349
Federal National Mortgage Association, 7.500%, 5/01/32       533,742     568,693


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             53

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)
Loomis Sayles Benchmark Core Bond Fund--continued

                                                            Face Amount    Value +
------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Mortgage Related--continued
Federal National Mortgage Association, 8.000%, 6/01/15      $   173,909  $   186,772
Government National Mortgage Association, 6.000%, 1/15/33       574,215      600,134
Government National Mortgage Association, 6.500%, 4/15/26        44,626       47,055
Government National Mortgage Association, 6.500%, 5/15/32       430,172      452,275
Government National Mortgage Association, 6.500%, 10/15/32      509,356      535,528
Government National Mortgage Association, 7.000%, 4/15/31       123,031      130,565
Government National Mortgage Association, 7.000%, 7/15/31       148,168      157,241
Government National Mortgage Association, 8.500%, 4/15/23        19,668       21,732
Government National Mortgage Association, 8.500%, 4/15/30        91,686       99,713
Government National Mortgage Association, 9.500%, 9/15/20        28,662       32,368
Residential Asset Securitization Trust, Series 2002-A5,
      Class A2, 5.820%, 1/25/27                                 175,000      176,770
                                                                         -----------
                                                                          12,911,436
                                                                         -----------
Natural Gas--0.3%
Columbia Gas Systems, Inc., 7.050%, 11/28/07                     90,000       98,402
                                                                         -----------
Oil & Gas Drilling Equipment--1.0%
Ensco International, Inc., 6.750%, 11/15/07                     100,000      111,611
Transocean Sedco Forex, Inc., 6.750%, 4/15/05                   100,000      108,537
Transocean Sedco Forex, Inc., 6.950%, 4/15/08                   125,000      142,491
                                                                         -----------
                                                                             362,639
                                                                         -----------
Oil & Gas Exploration--1.6%
Devon Financing Corp., 6.875%, 9/30/11                          170,000      193,474
Union Oil Co., 7.500%, 2/15/29                                  360,000      412,455
                                                                         -----------
                                                                             605,929
                                                                         -----------
Oil & Gas--Major Integrated--0.4%
Conoco Funding Co., 6.350%, 10/15/11                            145,000      163,941
                                                                         -----------
Rail--Transport--0.7%
Norfolk Southern Corp., 6.750%, 2/15/11                         225,000      254,868
                                                                         -----------
Real Estate Investment Trusts--0.7%
Simon Property Group LP, 6.375%, 11/15/07                       225,000      244,458
                                                                         -----------
Retail--General--0.9%
Target Corp, 3.375%, 3/01/08                                    350,000      348,927
                                                                         -----------
Supermarkets--0.3%
Kroger Co., 5.500%, 2/01/13                                     115,000      117,264
                                                                         -----------
Telecommunications--1.4%
British Telecommunications Plc, 8.875%, 12/15/30                160,000      205,304
Sprint Capital Corp., 6.125%, 11/15/08                           35,000       34,650
Sprint Capital Corp., 7.125%, 1/30/06                            50,000       52,000
Verizon New Jersey, Inc., 5.875%, 1/17/12                       106,000      114,534
Verizon Pennsylvania, Inc., Series A, 5.650%, 11/15/11           99,000      105,573
                                                                         -----------
                                                                             512,061
                                                                         -----------
Telecommunications--Wireless--0.2%
AT&T Wireless Services, Inc., 7.875%, 3/01/11                    80,000       89,476
U.S. Government--13.1%
U.S. Treasury Bonds, 5.375%, 2/15/31                            300,000      324,516
U.S. Treasury Bonds, 6.000%, 2/15/26                          1,340,000    1,535,347
U.S. Treasury Bonds, 7.125%, 2/15/23                            690,000      888,887
U.S. Treasury Bonds, 7.500%, 11/15/16                           395,000      518,792
U.S. Treasury Notes, 1.875%, 9/30/04                            775,000      781,327

                                                          Face Amount     Value +
----------------------------------------------------------------------------------
BONDS AND NOTES--continued

U.S. Government--continued
U.S. Treasury Notes, 3.500%, 11/15/06                     $   115,000  $   119,842
U.S. Treasury Notes, 4.625%, 5/15/06                          600,000      646,594
                                                                       -----------
                                                                         4,815,305
                                                                       -----------
Utilities--Electric--2.5%
Consolidated Edison Company of New York, 5.625%, 7/01/12      100,000      107,875
Dominion Resources, Inc., 5.700%, 9/17/12                     180,000      188,664
Dominion Resources, Inc., Series B, 6.250%, 6/30/12            15,000       16,208
Exelon Corp., 6.750%, 5/01/11                                 100,000      112,406
MidAmerican Energy Holdings Co., 6.375%, 6/15/06              200,000      221,155
Progress Energy, Inc., 6.750%, 3/01/06                        260,000      284,383
                                                                       -----------
                                                                           930,691
                                                                       -----------
TOTAL BONDS AND NOTES
      (Identified Cost $34,474,803)                                     35,138,428
                                                                       -----------
SHORT-TERM INVESTMENT--3.6% of net assets

Repurchase Agreement with State Street Corp., dated
3/31/03 at 0.500% to be repurchased at $1,334,019 on
4/01/03 collateralized by $925,000 U.S. Treasury Bond,
8.875% due 8/15/17 with a value of $1,367,271               1,334,000    1,334,000
                                                                       -----------

TOTAL SHORT-TERM INVESTMENT
      (Identified Cost $1,334,000)                                       1,334,000
                                                                       -----------
TOTAL INVESTMENTS--99.1%
      (Identified Cost $35,808,803)@                                    36,472,428
      Cash and Other Assets, Less Liabilities--0.9%                        314,261
                                                                       -----------
NET ASSETS--100%                                                       $36,786,689
                                                                       ===========

+     See Note 1.

@ At March 31, 2003, the net unrealized appreciation on investments based on cost of $35,872,689 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $702,592 and $102,853, respectively, resulting in net unrealized appreciation of $599,739.

                See accompanying notes to financial statements.


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             55

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles Core Plus Fixed Income Fund

                                                           Face Amount   Value +
--------------------------------------------------------------------------------
BONDS AND NOTES--95.9% of net assets
Aerospace/Defense--1.1%
Raytheon Co., 8.200%, 3/01/06                          USD    70,000    $ 79,001
                                                                        --------
Airlines--0.4%
Delta Air Lines, Inc., 7.700%, 12/15/05                       50,000      29,500
                                                                        --------
Auto & Related--0.4%
Navistar International Corp., Series B,
      8.000%, 2/01/08                                         30,000      27,450
                                                                        --------
Banking & Finance--0.8%
J.P. Morgan Chase & Co., 5.750%, 1/02/13                      60,000      62,861
                                                                        --------
Banks/Savings & Loans--1.3%
Washington Mutual, Inc., 4.375%, 1/15/08                      95,000      98,005
                                                                        --------
Cable--1.5%
Comcast Cable Communications, 6.750%, 1/30/11                 65,000      70,091
CSC Holdings, Inc., 7.250%, 7/15/08                           45,000      44,325
                                                                        --------
                                                                         114,416
                                                                        --------
Chemicals--1.9%
Dow Chemical Co., 5.750%, 11/15/09                            45,000      46,222
IMC Global, Inc., 7.625%, 11/01/05                            50,000      50,500
Lyondell Chemical Co., 10.875%, 5/01/09                       50,000      46,500
                                                                        --------
                                                                         143,222
                                                                        --------
Commercial Services--0.6%
Aramark Services, Inc., 6.375%, 2/15/08                       40,000      42,100
                                                                        --------
Entertainment--1.3%
AOL Time Warner, Inc., 6.150%, 5/01/07                        95,000     100,736
                                                                        --------
Environmental Services--1.7%
Allied Waste North America, Inc., Series B,
      10.000%, 8/01/09                                        50,000      51,875
Waste Management, Inc., 7.000%, 10/01/04                      70,000      73,913
                                                                        --------
                                                                         125,788
                                                                        --------
Financial Services--7.7%
CIT Group, Inc., 7.750%, 4/02/12                             110,000     123,070
Ford Motor Credit Co., 7.375%, 2/01/11                        70,000      65,225
General Electric Capital Corp., 5.450%, 1/15/13               80,000      83,768
General Motors Acceptance Corp., 6.750%, 1/15/06              65,000      67,667
Household Finance Corp., 5.750%, 1/30/07                      70,000      75,353
International Lease Finance Corp., 5.625%, 6/01/07           155,000     162,579
                                                                        --------
                                                                         577,662
                                                                        --------
Food--0.6%
Dean Foods Co., 6.900%, 10/15/17                              25,000      23,125
Dean Foods Co., 8.150%, 8/01/07                               20,000      21,400
                                                                        --------
                                                                          44,525
                                                                        --------
Foreign Government/Agency--1.8%
PEMEX Project Funding Master Trust,
      7.875%, 2/01/09 144A                                   120,000     132,150
                                                                        --------
Forest & Paper Products--0.7%
Abitibi-Consolidated, Inc., 8.550%, 8/01/10**          CAD    10,000      10,981
Georgia-Pacific Corp., 7.500%, 5/15/06                 USD    45,000      43,425
                                                                        --------
                                                                          54,406
                                                                        --------

                                                          Face Amount   Value +
--------------------------------------------------------------------------------
BONDS AND NOTES--continued
Government Agencies--3.5%
Federal National Mortgage Association,
      4.375%, 10/15/06                               USD    250,000   $  266,299
                                                                      ----------
Healthcare--Services--1.2%
HCA, Inc., 6.950%, 5/01/12                                   85,000       91,075
                                                                      ----------
Insurance--1.9%
Safeco Capital Trust I, 8.072%, 7/15/37                      90,000       94,706
UnumProvident Corp., 7.625%, 3/01/11                         50,000       48,250
                                                                      ----------
                                                                         142,956
                                                                      ----------
Investment Banking--1.3%
Goldman Sachs Group, Inc., 6.600%, 1/15/12                   85,000       94,930
                                                                      ----------
Machinery--0.3%
Case Corp., 7.250%, 8/01/05                                  10,000        9,450
Case Corp., Series B, 6.250%, 12/01/03                       10,000        9,950
                                                                      ----------
                                                                          19,400
                                                                      ----------
Mortgage Related--24.8%
Federal Home Loan Mortgage Corp.,
      6.500%, 7/01/29                                        56,329       58,787
Federal National Mortgage Association,
      6.000%, 12/01/16                                      269,279      281,877
Federal National Mortgage Association,
      6.000%, 8/01/31                                       312,973      324,882
Federal National Mortgage Association,
      6.500%, 7/01/14                                        36,879       39,080
Federal National Mortgage Association,
      6.500%, 6/01/31                                       182,033      190,025
Federal National Mortgage Association,
      6.500%, 12/01/31                                      195,004      203,566
Federal National Mortgage Association,
      6.500%, 4/01/32                                        86,674       90,480
Federal National Mortgage Association,
      7.500%, 4/01/17                                       271,141      290,836
Federal National Mortgage Association,
      7.500%, 3/01/32                                        72,442       77,216
Government National Mortgage Association,
      6.000%, 3/15/31                                        60,677       63,416
Government National Mortgage Association,
      6.500%, 10/15/28                                       40,192       42,332
Government National Mortgage Association,
      6.500%, 9/15/32                                        97,985      103,019
Government National Mortgage Association,
      7.000%, 9/15/29                                        72,065       76,558
Government National Mortgage Association,
      8.000%, 9/15/26                                        20,119       21,953
                                                                      ----------
                                                                       1,864,027
                                                                      ----------
Natural Gas--1.0%
Kinder Morgan Energy Partners, LP, 7.125%, 3/15/12           65,000       74,513
                                                                      ----------
Rail--Transport--0.3%
CSX Corp., 4.875%, 11/01/09                                  25,000       25,808
                                                                      ----------
Retail--Food & Drug--1.7%
Delhaize America, Inc., 8.125%, 4/15/11                      80,000       81,200
Southland Corp., 4.500%, 6/15/04                             50,000       49,250
                                                                      ----------
                                                                         130,450
                                                                      ----------


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             57

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                 Face Amount     Value +
-----------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Supranational--2.5%
International Bank for Reconstruction
      & Development, 5.500%, 5/14/03                       AUD      305,000   $   184,446
                                                                              -----------
Telecommunications--2.6%
AT&T Corp., 8.500%, 11/15/31                               USD       30,000        32,249
AT&T Wireless Services, Inc., 8.750%, 3/01/31                        45,000        51,604
Citizens Communications Co., 9.250%, 5/15/11                         30,000        37,680
Sprint Capital Corp., 7.125%, 1/30/06                                10,000        10,400
Sprint Capital Corp., 7.625%, 1/30/11                                40,000        41,000
Telus Corp., 8.000%, 6/01/11                                         20,000        21,200
                                                                              -----------
                                                                                  194,133
                                                                              -----------
U.S. Government--33.0%
U.S. Treasury Bonds, 5.000%, 2/15/11                                600,000       659,297
U.S. Treasury Bonds, 5.375%, 2/15/31                                325,000       351,559
U.S. Treasury Bonds, 8.125%, 8/15/19                                205,000       286,095
U.S. Treasury Notes, 6.125%, 8/15/07                                250,000       286,494
U.S. Treasury Notes, 7.500%, 2/15/05                                800,000       889,187
                                                                              -----------
                                                                                2,472,632
                                                                              -----------
TOTAL BONDS AND NOTES
      (Identified Cost $6,975,721)                                              7,192,491
                                                                              -----------
SHORT-TERM INVESTMENT--23.2% of net assets

Repurchase Agreement with State Street Corp., dated
3/31/03 at 0.500% to be repurchased at $1,742,024 on
4/01/03 collateralized by $1,545,000 U.S. Treasury Bond,
6.000% due 2/15/26 with a value of $1,782,465                     1,742,000     1,742,000
                                                                              -----------
TOTAL SHORT-TERM INVESTMENT
      (Identified Cost $1,742,000)                                              1,742,000
                                                                              -----------
TOTAL INVESTMENTS--119.1%
      (Identified Cost $8,717,721)@                                             8,934,491

      Liabilities, Less Cash and Other Assets--(19.1%)                         (1,432,262)
                                                                              -----------
NET ASSETS--100%                                                              $ 7,502,229
                                                                              ===========

+     See Note 1.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

**    Foreign issued security

@ At March 31, 2003, the net unrealized appreciation on investments based on cost of $8,727,089 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $241,127 and $33,725, respectively, resulting in net unrealized appreciation of $207,402.

Key to Abbreviations: AUD: Australian Dollar; CAD: Canadian Dollar; USD: United States Dollar

                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles Fixed Income Fund

                                                                  Face Amount   Value +
----------------------------------------------------------------------------------------
BONDS AND NOTES--94.0% of net assets

NON-CONVERTIBLE BONDS--84.9%

Aerospace/Defense--0.1%
Raytheon Co., 6.750%, 3/15/18                              USD       250,000  $  269,915
                                                                              ----------
Airlines--1.9%
American Airlines, Inc., 6.978%, 4/01/11                             856,624     745,337
Continental Airlines, Inc., 8.000%, 12/15/05                         750,000     353,438
Delta Air Lines, Inc., 7.700%, 12/15/05                              480,000     283,200
Delta Air Lines, Inc., 8.300%, 12/15/29                            6,597,000   3,001,635
Delta Air Lines, Inc., 9.750%, 5/15/21                               200,000      95,000
Northwest Airlines Corp., 7.625%, 3/15/05                            250,000     140,000
Northwest Airlines Corp., 7.875%, 3/15/08                            325,000     159,250
Northwest Airlines Corp., 9.875%, 3/15/07                            250,000     128,750
US Airways, 6.850%, 1/30/18                                        2,665,294   2,158,888
                                                                              ----------
                                                                               7,065,498
                                                                              ----------
Asset-Backed Securities--0.2%
Community Program Loan Trust, 4.500%, 4/01/29                        725,000     657,360
                                                                              ----------
Auto & Related--1.7%
Cummins Engine Co., Inc., 7.125%, 3/01/28                          2,350,000   1,938,750
Dana Corp., 7.000%, 3/15/28                                          850,000     650,250
Dana Corp., 9.000%, 8/15/11                                          600,000     606,329
Ford Motor Co., 6.375%, 2/01/29                                    1,000,000     675,133
Ford Motor Co., 6.625%, 10/01/28                                   3,650,000   2,552,858
                                                                              ----------
                                                                               6,423,320
                                                                              ----------
Banking & Finance--0.5%
Bangko Sentral Pilipinas, 8.600%, 6/15/27**                        2,130,000   1,704,000
                                                                              ----------
Banks/Savings & Loans--2.2%
Keycorp Capital II, 6.875%, 3/17/29                                5,250,000   5,136,117
Keycorp Capital III, 7.750%, 7/15/29                               2,500,000   2,756,437
                                                                              ----------
                                                                               7,892,554
                                                                              ----------
Cable--0.7%
Charter Communications Holdings, 0.000%,
      4/01/11 (step to 9.920% on 4/04/04)#                         1,390,000     562,950
Charter Communications Holdings LLC,
      9.625%, 11/15/09                                               250,000     108,750
Comcast Cable Communications, 6.750%, 1/30/11                        300,000     323,497
Comcast Corp., 5.500%, 3/15/11                                     1,000,000   1,001,688
TCI Communications, Inc., 7.875%, 2/15/26                            550,000     605,091
                                                                              ----------
                                                                               2,601,976
                                                                              ----------
Canadian--17.0%
Canadian Government, 3.500%, 6/01/04 CAD                   CAD     7,675,000   5,218,007
Canadian Government, 4.500%, 9/01/07                               9,770,000   6,672,265
Canadian Government, 6.000%, 9/01/05                               6,235,000   4,443,955
New Brunswick FM Project, 0.000%,
      11/30/27 (step to 6.470% on 5/30/03)#                        1,250,000     873,468
Ontario Hydro, Zero Coupon Bond, 8/06/21                          15,000,000   3,255,174
Ontario Hydro, Zero Coupon Bond, 10/15/21                          6,500,000   1,416,947
Province of Alberta, 5.930%, 9/16/16                               1,335,278     943,875
Province of British Columbia, Zero Coupon Bond, 8/23/13           11,700,000   4,371,053
Province of British Columbia, Zero Coupon Bond, 5/15/21            4,500,000     982,678
Province of British Columbia, Zero Coupon Bond, 8/19/22            7,365,000   1,479,518
Province of British Columbia, Zero Coupon Bond, 8/23/24            5,575,000     985,625


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             59

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)
Loomis Sayles Fixed Income Fund--continued

                                                                    Face Amount     Value +
--------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Canadian--continued
Province of British Columbia, Zero Coupon Bond, 11/19/27     CAD      1,550,000  $   225,589
Province of British Columbia, Zero Coupon Bond, 6/18/29              31,650,000    4,239,678
Province of British Columbia, 5.700%, 6/18/29                         4,300,000    2,821,081
Province of Manitoba, Zero Coupon Bond, 3/05/31                      10,000,000    1,266,168
Province of Manitoba, 6.500%, 9/22/17                                 5,075,000    3,724,027
Province of Manitoba, 7.750%, 12/22/25                                5,295,000    4,378,233
Province of Newfoundland, 6.150%, 4/17/28                             1,000,000      680,490
Province of Ontario, Zero Coupon Bond, 7/13/22                       36,700,000    7,500,391
Province of Ontario, Zero Coupon Bond, 6/02/27                        7,530,000    1,186,244
Province of Saskatchewan, 5.750%, 3/05/29                             3,460,000    2,273,661
Province of Saskatchewan (Certificate of Deposit),
      Zero Coupon Bond, 2/04/22                                      13,500,000    2,780,871
Province of Saskatchewan (Certificate of Deposit),
      Zero Coupon Bond, 5/30/25                                       4,375,000      727,638
                                                                                 -----------
                                                                                  62,446,636
                                                                                 -----------
Chemicals--1.4%
IMC Global, Inc., 6.550%, 1/15/05                            USD      1,250,000    1,237,500
IMC Global, Inc., 6.875%, 7/15/07                                     1,575,000    1,472,625
IMC Global, Inc., 7.625%, 11/01/05                                    2,400,000    2,424,000
Solutia, Inc., 7.375%, 10/15/27                                         215,000       96,750
                                                                                 -----------
                                                                                   5,230,875
                                                                                 -----------
Consumer Products--0.3%
Bausch & Lomb, Inc., 7.125%, 8/01/28                                  1,250,000    1,137,500
Hasbro, Inc., 6.600%, 7/15/28                                            75,000       67,875
                                                                                 -----------
                                                                                   1,205,375
                                                                                 -----------
Diversified Operations--0.1%
Corning Glass, 7.000%, 3/15/07                                          250,000      236,250
Corning, Inc., 6.850%, 3/01/29                                          250,000      205,000
                                                                                 -----------
                                                                                     441,250
                                                                                 -----------
Electronic Components--Semiconductors--0.3%
Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A**                 1,158,000    1,150,424
                                                                                 -----------
Entertainment--0.4%
Time Warner, Inc., 6.625%, 5/15/29                                    1,460,000    1,371,723
                                                                                 -----------
Financial Services--1.2%
Cerro Negro Finance Ltd., 7.330%, 12/01/09 144A**                       110,000       87,789
Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A**                     1,000,000      685,000
CIT Group Inc., 4.125%, 2/21/06                                          75,000       75,093
CIT Group, Inc., 6.500%, 2/07/06                                        425,000      452,931
Ford Motor Credit Co., 5.800%, 1/12/09                                  735,000      657,727
Ford Motor Credit Co., 7.250%, 2/22/05                       GBP      1,000,000    1,544,735
General Motors Acceptance Corp., 6.875%, 8/28/12             USD        200,000      197,338
Petrozuata Finance, Inc., 8.220%, 4/01/17 144A**                        725,000      500,250
Petrozuata Finance, Inc., Series A, 7.630%, 4/01/09 144A**              250,000      202,500
                                                                                 -----------
                                                                                   4,403,363
                                                                                 -----------
Food--0.5%
Borden, Inc., 7.875%, 2/15/23                                         1,950,000    1,170,000
Borden, Inc., 9.200%, 3/15/21                                           750,000      450,000
Borden, Inc., 9.250%, 6/15/19                                           362,000      228,447
                                                                                 -----------
                                                                                   1,848,447
                                                                                 -----------

                                                                     Face Amount    Value +
---------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Foreign Government/Agency--10.0%
Escom, 11.000%, 6/01/08                                      ZAR       8,500,000  $ 1,081,311
Government of Sweden, 5.250%, 3/15/11                        SEK      10,000,000    1,239,618
Kingdom of Norway, 6.750%, 1/15/07                           NOK      76,825,000   11,150,155
PEMEX Project Funding Master Trust,
      8.625%, 2/01/22 144A                                   USD         250,000      263,750
Petroleos Mexicanos, 8.625%, 12/01/23 144A                             1,400,000    1,470,000
Petroleos Mexicanos, 9.250%, 3/30/18                                     400,000      448,000
Petroleos Mexicanos, 9.500%, 9/15/27                                   1,450,000    1,660,250
Republic of Argentina, 8.875%, 3/01/29^                                1,500,000      251,250
Republic of Brazil, 10.125%, 5/15/27                                   5,777,000    4,116,112
Republic of Brazil, 11.000%, 8/17/40                                   1,875,000    1,415,625
Republic of Brazil C Bond, 8.000%, 4/15/14                            12,775,857   10,124,867
Republic of Peru, 4.500%, 3/07/17
      (step to 5.000% on 3/07/05)#                                       500,000      398,150
Republic of South Africa, 12.500%, 12/21/06                  ZAR       3,020,000      401,455
Republic of Venezuela, 9.250%, 9/15/27                       USD       4,250,000    2,556,375
                                                                                  -----------
                                                                                   36,576,918
                                                                                  -----------
Forest & Paper Products--3.0%
Fort James Corp., 4.750%, 6/29/04                                      1,567,000    1,630,176
Georgia-Pacific Corp. (Timber Group), 7.250%, 6/01/28                  2,000,000    1,500,000
Georgia-Pacific Group, 7.375%, 12/01/25                                6,000,000    4,590,000
Georgia-Pacific Group, 7.750%, 11/15/29                                4,225,000    3,337,750
Mead Corp., 6.840%, 3/01/37                                              100,000      110,332
                                                                                  -----------
                                                                                   11,168,258
                                                                                  -----------
Government Agencies--5.7%
Federal Home Loan Mortgage Corp., 4.625%, 2/15/07            EUR       9,175,000   10,522,699
Federal Home Loan Mortgage Corp., 6.000%, 6/15/11            USD         750,000      854,465
Federal National Mortgage Association,
      Zero Coupon Bond, 10/29/07                             NZD      11,450,000    4,884,483
Federal National Mortgage Association, 5.250%, 6/15/06       USD         500,000      545,309
Federal National Mortgage Association, 5.250%, 4/15/07                 2,000,000    2,195,716
Federal National Mortgage Association, 6.375%, 8/15/07       AUD       3,000,000    1,900,077
                                                                                   20,902,749
                                                                                  -----------
Healthcare--Services--1.9%
Columbia/HCA Healthcare Corp., 7.050%, 12/01/27              USD       2,750,000    2,686,857
Columbia/HCA Healthcare Corp., 7.580%, 9/15/25                         2,100,000    2,150,253
Columbia/HCA Healthcare Corp., 7.690%, 6/15/25                         1,000,000    1,044,639
HCA, Inc., 6.250%, 2/15/13                                             1,000,000    1,025,791
                                                                                  -----------
                                                                                    6,907,540
                                                                                  -----------
Home Builders--0.7%
D.R. Horton, Inc., 7.875%, 8/15/11                                       610,000      632,875
Pulte Corp., 7.300%, 10/24/05                                            700,000      745,873
Pulte Corp., 7.625%, 10/15/17                                          1,000,000    1,122,017
                                                                                  -----------
                                                                                    2,500,765
                                                                                  -----------
Insurance--0.4%
Aon Corp., 7.375%, 12/14/12 144A                                         750,000      824,006
UnumProvident Corp., 6.750%, 12/15/28                                    600,000      498,000
                                                                                  -----------
                                                                                    1,322,006
                                                                                  -----------
Lodging & Hotel--0.6%
Felcor Lodging LP, 8.500%, 6/01/11                                       375,000      327,188
Host Marriott Corp., Series B, 7.875%, 8/01/08                           700,000      658,000
La Quinta Inns, Inc., 7.400%, 9/15/05                                    750,000      742,500
Meditrust Corp., 7.000%, 8/15/07                                         375,000      357,187
                                                                                  -----------
                                                                                    2,084,875
                                                                                  -----------


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             61

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                         Face Amount    Value +
--------------------------------------------------------------------------------
BONDS AND NOTES--continued

Machinery--0.0%
Case Corp., 7.250%, 8/01/05                          USD     55,000  $    51,975
                                                                     -----------
Media & Entertainment--0.3%
News America Holdings, Inc., 7.700%, 10/30/25               700,000      774,510
News America Holdings, Inc., 7.750%, 1/20/24                400,000      445,259
                                                                     -----------
                                                                       1,219,769
                                                                     -----------
Mortgage Related--0.1%
Federal Home Loan Mortgage Corp., 5.000%, 12/01/31          470,523      471,040
                                                                     -----------
Natural Gas--3.6%
Coastal Corp., 6.500%, 6/01/08                              500,000      402,500
El Paso Corp., 5.750%, 3/14/06                            2,345,000    2,046,810
El Paso Corp., 7.000%, 5/15/11                              750,000      592,500
KN Capital Trust, 7.630%, 4/15/28                         1,000,000    1,044,982
KN Energy, Inc., 7.250%, 3/01/28                          3,850,000    4,134,658
Southern Natural Gas Co., 7.350%, 2/15/31                 3,250,000    2,990,000
Tennessee Gas Pipeline Co., 7.000%, 10/15/28              1,750,000    1,452,500
Tennessee Gas Pipeline Co., 7.500%, 4/01/17                 750,000      682,500
                                                                     -----------
                                                                      13,346,450
                                                                     -----------
Office Equipment--0.6%
Xerox Capital (Europe) Plc, 5.875%, 5/15/04**               375,000      371,250
Xerox Corp., 3.500%, 2/04/04                         EUR  1,585,000    1,660,142
Xerox Corp., 5.500%, 11/15/03                        USD     50,000       49,750
                                                                     -----------
                                                                       2,081,142
                                                                     -----------
Oil & Gas Drilling Equipment--0.4%
Global Marine, Inc., 7.000%, 6/01/28                      1,000,000    1,095,724
Parker Drilling Co., Series B, 10.125%, 11/15/09            150,000      157,500
Trico Marine Services, Inc., 8.875%, 5/15/12                100,000       93,000
                                                                     -----------
                                                                       1,346,224
                                                                     -----------
Oil & Gas Exploration--1.2%
Chesapeake Energy Corp., 7.500%, 9/15/13 144A               150,000      153,375
Chesapeake Energy Corp., 8.125%, 4/01/11                    345,000      363,975
Chesapeake Energy Corp., 8.375%, 11/01/08                   250,000      264,375
Chesapeake Energy Corp., 8.500%, 3/15/12                    550,000      580,250
Pioneer Natural Resources Co., 6.500%, 1/15/08            1,450,000    1,503,267
Pioneer Natural Resources Co., 7.200%, 1/15/28            1,000,000      981,949
Transgas De Occidente SA, 9.790%, 11/01/10 144A**           556,660      500,994
                                                                     -----------
                                                                       4,348,185
                                                                     -----------
Oil & Gas Refining--0.3%
Merey Sweeny LP, 8.850%, 12/18/19 144A                      875,000      981,689
                                                                     -----------
Oil & Gas--Major Integrated--0.8%
Pecom Energia SA, 8.125%, 7/15/10 144A**                  1,472,000    1,133,440
Phillips 66 Capital Trust II, 8.000%, 1/15/37             1,300,000    1,396,463
YPF Sociedad Anonima, 9.125%, 2/24/09**                     350,000      336,000
                                                                     -----------
                                                                       2,865,903
                                                                     -----------
Rail--Transport--0.2%
Missouri Pacific Railroad Co., 5.000%, 1/01/45              500,000      335,574
TFM SA de CV, 11.750%, 6/15/09**                            250,000      230,000
                                                                     -----------
                                                                         565,574
                                                                     -----------

                                                                   Face Amount     Value +
-------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Real Estate Investment Trusts--4.2%
      AMB Property Corp., 7.500%, 6/30/18                     USD    1,500,000  $ 1,668,647
EOP Operating LP, 7.250%, 2/15/18                                    2,000,000    2,207,438
First Industrial LP, 7.500%, 12/01/17                                3,000,000    3,375,588
First Industrial LP, 7.600%, 7/15/28                                 6,400,000    6,773,382
iStar Financial, Inc., 8.750%, 8/15/08                                 325,000      348,851
Spieker Properties, Inc., 7.350%, 12/01/17                             500,000      558,889
TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17                   650,000      623,258
                                                                                -----------
                                                                                 15,556,053
                                                                                -----------
Retail--General--2.6%
J.C. Penney Co., Inc., 6.500%, 12/15/07                                500,000      497,500
J.C. Penney Co., Inc., 6.875%, 10/15/15                                325,000      299,000
J.C. Penney Co., Inc., 7.050%, 5/23/05                               1,000,000    1,015,000
J.C. Penney Co., Inc., 7.125%, 11/15/23                              1,100,000      990,000
J.C. Penney Co., Inc., 7.375%, 8/15/08                                 650,000      656,500
J.C. Penney Co., Inc., 7.600%, 4/01/07                               2,050,000    2,101,250
J.C. Penney Co., Inc., 7.650%, 8/15/16                               1,000,000      960,000
J.C. Penney Co., Inc., 7.950%, 4/01/17                                 850,000      816,000
Sears Roebuck Acceptance Corp., 6.500%, 12/01/28                       200,000      180,898
Sears Roebuck Acceptance Corp., 6.750%, 1/15/28                        100,000       92,440
Woolworth Corp., 8.500%, 1/15/22                                     1,855,000    1,847,713
                                                                                -----------
                                                                                  9,456,301
                                                                                -----------
Shipping--0.8%
American President Cos. Ltd., 7.125%, 11/15/03                       1,250,000    1,181,250
American President Cos. Ltd., 8.000%, 1/15/24                        1,200,000      718,500
Transportacion Maritima Mexicana SA de CV,
      10.250%, 11/15/06**                                            2,000,000    1,100,000
                                                                                -----------
                                                                                  2,999,750
                                                                                -----------
Supranational--6.4%
European Bank for Reconstruction & Development,
      Zero Coupon Bond, 2/10/28                               AUD    2,500,000      370,920
International Bank for Reconstruction & Development,
      Zero Coupon Bond, 8/20/07                               NZD   40,850,000   17,517,638
International Bank for Reconstruction & Development,
      5.500%, 11/03/08                                               9,250,000    5,025,636
International Bank for Reconstruction & Development,
      8.000%, 5/23/07                                                1,000,000      593,485
                                                                                -----------
                                                                                 23,507,679
                                                                                -----------
Taxable Municipal--0.3%
Orange County, California Pension Obligation,
      Zero Coupon Bond, 9/01/16                               USD    2,000,000      940,900
                                                                                -----------
Telecommunications--5.4%
      AT&T Corp., 6.500%, 11/21/06                            EUR    2,400,000    2,644,706
      Colt Telecom Group Plc, 12.000%, 12/15/06**             USD      545,000      408,750
Philippine Long Distance Telephone Co.,
      8.350%, 3/06/17**                                              3,414,000    2,403,661
Qwest Capital Funding, Inc., 5.875%, 8/03/04                           300,000      271,500
Qwest Capital Funding, Inc., 7.000%, 8/03/09                           825,000      627,000
Qwest Capital Funding, Inc., 7.750%, 8/15/06                           200,000      163,000
Qwest Capital Funding, Inc., 7.750%, 2/15/31                           275,000      192,500
Qwest Capital Funding, Inc., 7.900%, 8/15/10                            50,000       38,500
Qwest Communications International, Inc.,
      Series B, 7.250%, 11/01/08                                       200,000      170,000


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             63

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)
Loomis Sayles Fixed Income Fund--continued

                                                                     Face Amount   Value +
--------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Telecommunications--continued
Qwest Corp., 5.625%, 11/15/08                                 USD       250,000  $   227,500
Sprint Capital Corp., 6.125%, 11/15/08                                  300,000      297,000
Sprint Capital Corp., 6.875%, 11/15/28                                5,835,000    5,105,625
Sprint Capital Corp., 6.900%, 5/01/19                                 1,550,000    1,418,250
Sprint Capital Corp., 7.900%, 3/15/05                                   800,000      840,000
Telekom Malaysia Berhad, 7.875%, 8/01/25 144A**                         100,000      103,576
US West Capital Funding, Inc., 6.500%, 11/15/18                       2,325,000    1,610,062
US West Capital Funding, Inc., 6.875%, 7/15/28                        4,495,000    3,146,500
                                                                                 -----------
                                                                                  19,668,130
                                                                                 -----------
Telecommunications Equipment--1.2%
Lucent Technologies, Inc., 5.500%, 11/15/08                             210,000      158,550
Lucent Technologies, Inc., 6.450%, 3/15/29                            2,470,000    1,580,800
Lucent Technologies, Inc., 6.500%, 1/15/28                              200,000      128,000
Lucent Technologies, Inc., 7.250%, 7/15/06                              305,000      268,400
Motorola, Inc., 5.800%, 10/15/08                                        645,000      648,225
Motorola, Inc., 6.500%, 11/15/28                                      1,325,000    1,199,125
Motorola, Inc., 7.625%, 11/15/10                                        350,000      376,250
Nortel Networks Ltd., 6.125%, 2/15/06**                                 150,000      136,875
                                                                                 -----------
                                                                                   4,496,225
                                                                                 -----------
Telecommunications--Wireless--1.6%
AT&T Wireless Services, Inc., 7.350%, 3/01/06                           250,000      275,018
AT&T Wireless Services, Inc., 7.500%, 5/01/07                           250,000      277,732
Nextel Communications, Inc., 9.375%, 11/15/09                           500,000      525,000
Nextel Communications, Inc., 9.500%, 2/01/11                            650,000      687,375
Nextel Communications, Inc., 9.750%, 10/31/07                         2,000,000    2,070,000
Nextel Communications, Inc., 9.950%, 2/15/08                          1,725,000    1,798,312
Rogers Wireless Communications, Inc., 8.800%, 10/01/07                  250,000      248,750
                                                                                 -----------
                                                                                   5,882,187
                                                                                 -----------
Textile & Apparel--0.8%
Kellwood Co., 7.625%, 10/15/17                                        2,500,000    2,300,000
Phillips Van Heusen Corp., 7.750%, 11/15/23                             630,000      529,200
                                                                                 -----------
                                                                                   2,829,200
                                                                                 -----------
U.S. Government--0.0%
U.S. Treasury Strips, Zero Coupon Bond, 2/15/11                         171,000      126,655
                                                                                 -----------
Utilities--Electric--3.3%
AES Corp., 8.875%, 11/01/27                                           1,300,000      728,000
AES Corp., 9.375%, 9/15/10                                              100,000       84,000
American Electric Power, Inc., 5.375%, 3/15/10                          500,000      507,596
Calpine Corp., 8.500%, 2/15/11                                          150,000       84,000
Edison Mission Energy, 7.730%, 6/15/09                                   95,000       68,400
Empresa Nacional de Electricidad SA (Endesa),
      7.875%, 2/01/27**                                                 950,000      707,247
Enersis SA, 7.400%, 12/01/16**                                        3,575,000    2,493,609
ESI Tractebel Acquisition Corp., Series B,
      7.990%, 12/30/11                                                  768,000      754,575
National Rural Utilities Cooperative Finance Corp.,
      6.200%, 2/01/08                                                    50,000       55,772
Panda Funding Corp., 11.625%, 8/20/12                                   455,850      330,491
Quezon Power Philippines Co., 8.860%, 6/15/17**                       1,756,300    1,290,880
Salton Sea Funding Corp., 7.840%, 5/30/10                               750,000      734,228
Salton Sea Funding Corp., Series E, 8.300%, 5/30/11                     267,242      264,650

                                                                    Face Amount    Value +
--------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Utilities--Electric--continued
Southern California Edison Co., 6.375%, 1/15/06               USD      200,000  $    196,000
Southern California Edison Co., 6.650%, 4/01/29                        550,000       464,750
Southern California Edison Co., 7.250%, 3/01/26                        500,000       480,000
Southern California Edison Co., 7.625%, 1/15/10                        500,000       495,000
Tenaga Nasional Berhad, 7.500%, 11/01/25 144A                        1,040,000     1,035,425
Texas-New Mexico Power Co., 6.250%, 1/15/09                          1,000,000     1,017,500
Tiverton Power Associates Ltd., 9.000%, 7/15/18 144A                   655,000       425,750
                                                                                ------------
                                                                                  12,217,873
                                                                                ------------
TOTAL NON-CONVERTIBLE BONDS
      (Identified Cost $302,274,596)                                             311,134,731
                                                                                ------------
CONVERTIBLE BONDS--9.1% of net assets

Auto & Related--0.0%
MascoTech, Inc., 4.500%, 12/15/03                                      153,000       144,585
                                                                                ------------
Biomedical--0.2%
Genzyme Corp., 3.000%, 5/15/21                                         875,000       853,125
                                                                                ------------
Cable--0.1%
Rogers Communications, Inc., 2.000%, 11/26/05**                        500,000       397,500
                                                                                ------------
Computer Hardware--0.2%
Maxtor Corp., 5.750%, 3/01/12                                          287,000       189,420
Quantum Corp., 7.000%, 8/01/04                                         430,000       406,350
                                                                                ------------
                                                                                     595,770
                                                                                ------------
Diversified Operations--0.6%
Corning, Inc., Zero Coupon Bond, 11/08/15                              250,000       169,375
Corning, Inc., 3.500%, 11/01/08                                      1,985,000     1,950,262
Corning, Inc., 5.625%, 2/18/05 144A                           EUR      250,000       242,759
                                                                                ------------
                                                                                   2,362,396
                                                                                ------------
Electronic Components--0.1%
Celestica, Inc., Zero Coupon Bond, 8/01/20                    USD      500,000       247,500
                                                                                ------------
Electronic Components--Semiconductors--0.4%
Kulicke and Soffa Industries, Inc., 4.750%, 12/15/06                   300,000       197,625
Lam Research Corp., 4.000%, 6/01/06                                    450,000       406,688
LSI Logic Corp., 4.000%, 2/15/05                                       750,000       690,937
Richardson Electronics Ltd., 7.250%, 12/15/06                          300,000       255,000
                                                                                ------------
                                                                                   1,550,250
                                                                                ------------
Lodging & Hotel--0.1%
Hilton Hotels Corp., 5.000%, 5/15/06                                   400,000       383,500
                                                                                ------------
Office Equipment--1.6%
Xerox Corp., 0.570%, 4/21/18                                         8,834,000     5,697,930
                                                                                ------------
Oil & Gas Drilling Equipment--0.1%
Parker Drilling Co., 5.500%, 8/01/04                                   300,000       284,250
                                                                                ------------
Oil & Gas Exploration--1.0%
Devon Energy Corp., 4.900%, 8/15/08                                  1,300,000     1,326,000
Devon Energy Corp., 4.950%, 8/15/08                                  1,900,000     1,942,750
Pogo Producing Co., 5.500%, 6/15/06                                    365,000       391,463
                                                                                ------------
                                                                                   3,660,213
                                                                                ------------


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             65

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                   Face Amount       Value +
----------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Pharmaceutical--1.1%
Affymetrix, Inc., 4.750%, 2/15/07                             USD      375,000    $    332,812
Affymetrix, Inc., 4.750%, 2/15/07 144A                                 500,000         443,750
Human Genome Sciences, Inc., 3.750%, 3/15/07                         1,768,000       1,332,630
Human Genome Sciences, Inc., 3.750%, 3/15/07 144A                    1,000,000         753,750
IVAX Corp., 4.500%, 5/15/08                                          1,400,000       1,228,500
                                                                                  ------------
                                                                                     4,091,442
                                                                                  ------------
Telecommunications--1.4%
Colt Telecom Group Plc, 2.000%, 3/29/06**                     EUR      200,000         122,198
Colt Telecom Group Plc, 2.000%, 12/16/06**                           2,050,000       1,185,426
Colt Telecom Group Plc, 2.000%, 4/03/07**                            2,000,000       1,145,603
Koninklijke (Royal) KPN NV, 3.500%, 11/24/05**                       2,100,000       2,211,013
Verizon Global Funding Corp.,
      Zero Coupon Bond, 5/15/21                               USD      500,000         293,125
                                                                                  ------------
                                                                                     4,957,365
                                                                                  ------------
Telecommunications Equipment--0.1%
Juniper Networks, Inc., 4.750%, 3/15/07                                500,000         425,000
                                                                                  ------------
Telecommunications--Wireless--0.4%
Nextel Communications, Inc., 5.250%, 1/15/10                         1,250,000       1,073,438
Nextel Communications, Inc., 6.000%, 6/01/11                           200,000         195,750
                                                                                  ------------
                                                                                     1,269,188
                                                                                  ------------
Textile & Apparel--0.0%
Dixie Yarns, Inc., 7.000%, 5/15/12                                     142,000          79,520
                                                                                  ------------
Tobacco--1.7%
Loews Corp., 3.125%, 9/15/07                                         6,950,000       6,376,625
                                                                                  ------------
TOTAL CONVERTIBLE BONDS
      (Identified Cost $31,584,185)                                                 33,376,159
                                                                                  ------------
TOTAL BONDS AND NOTES
      (Identified Cost $333,858,781)                                               344,510,890
                                                                                  ------------

                                                                        Shares
----------------------------------------------------------------------------------------------
COMMON STOCKS--0.5% of net assets

Auto Components--0.4%
Magna International, Inc. Class A                                       26,928       1,407,796
                                                                                  ------------
Energy Equipment & Services--0.1%
Diamond Offshore Drilling, Inc.                                         12,345         239,616
                                                                                  ------------
Telecommunication Services--Diversified--0.0%
Loxley Public Co. Ltd.*                                                278,383          64,015
                                                                                  ------------
TOTAL COMMON STOCKS
      (Identified Cost $2,395,332)                                                   1,711,427
                                                                                  ------------

                                                             Shares     Value +
--------------------------------------------------------------------------------
PREFERRED STOCKS--3.6% of net assets

NON-CONVERTIBLE PREFERRED STOCKS--1.1%

Real Estate--0.0%
La Quinta Properties, Inc., Series A, 9.000%                  5,045  $   106,449
                                                                     -----------
Real Estate Investment Trusts--0.3%
First Industrial Realty Trust, Inc., Series D, 7.950%         1,800       44,874
First Industrial Realty Trust, Inc., Series E, 7.900%         9,000      223,650
Highwoods Properties, Inc., Series B, 8.000%                 11,300      263,855
Highwoods Properties, Inc., Series D, 8.000%                 13,900      325,121
                                                                     -----------
                                                                         857,500
                                                                     -----------
Utilities--Electric--0.8%
Del Marva Power & Light Co., 4.000%                             434       25,131
Entergy Louisiana, Inc., 4.440%                                 830       44,820
Entergy New Orleans, Inc., 4.360%                                90        5,035
Entergy New Orleans, Inc., 4.750%                             2,876      171,697
MDU Resources Group, Inc., 5.100%                               720       72,720
Pacific Gas & Electric Co., 5.000%^                          18,900      326,970
Pacific Gas & Electric Co., 6.570%^                          35,000      918,750
Pacific Gas & Electric Co., Series H, 4.500%^                10,000      170,000
Public Service Electric & Gas Co., 4.180%                     1,950      135,233
Southern California Edison Co., 4.320%                          500        7,025
Southern California Edison Co., 7.230%                        5,000      494,687
Union Electric Co., $4.50                                     6,500      481,000
Xcel Energy, Inc., 4.110%                                       100        5,700
                                                                     -----------
                                                                       2,858,768
                                                                     -----------
TOTAL NON-CONVERTIBLE PREFERRED STOCKS
      (Identified Cost $2,923,502)                                     3,822,717
                                                                     -----------
CONVERTIBLE PREFERRED STOCKS--2.5%

Building Materials--0.0%
Owens Corning, 6.500% 144A^                                  83,000            0
                                                                     -----------
Financial Services--0.2%
Newell Financial Trust I, 5.250%                             12,500      579,688
                                                                     -----------
Forest & Paper Products--0.8%
International Paper Capital Trust, 5.250%                    65,000    3,120,000
                                                                     -----------
Metals & Mining--0.0%
Bethlehem Steel Corp., $3.50^                                 7,500            0
                                                                     -----------
Oil & Gas Drilling Equipment--0.6%
EVI, Inc., 5.000%                                            44,760    2,254,785
                                                                     -----------
Rail--Transport--0.2%
Union Pacific Capital Trust, 6.250%                          15,000      765,000
                                                                     -----------
Real Estate Investment Trusts--0.4%
Equity Residential Properties Trust, 7.250%                  45,000    1,124,550
Host Marriott Financial Trust, 6.750%                         5,000      168,605
                                                                     -----------
                                                                       1,293,155
                                                                     -----------
Telecommunication Services--Diversified--0.3%
Philippine Long Distance Telephone Co., $3.50 GDS**          47,750    1,217,625
                                                                     -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
      (Identified Cost $11,711,775)                                    9,230,253
                                                                     -----------
TOTAL PREFERRED STOCKS
      (Identified Cost $14,635,277)                                   13,052,970
                                                                     -----------


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             67

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                    Face Amount      Value +
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--1.0% of net assets

Repurchase Agreement with State Street Corp., dated
3/31/03 at 0.500% to be repurchased at $ 3,647,051 on
4/01/03 collateralized by $2,615,000 U.S. Treasury Bond,
8.000% due 11/15/21 with a value of $ 3,723,106               USD    3,647,000    $  3,647,000
                                                                                  ------------
TOTAL SHORT-TERM INVESTMENT
      (Identified Cost $3,647,000)                                                   3,647,000
                                                                                  ------------
TOTAL INVESTMENTS--99.1%
      (Identified Cost $354,536,390)@                                              362,922,287

      Cash and Other Assets, Less Liabilities--0.9%                                  3,426,654
                                                                                  ------------
NET ASSETS--100%                                                                  $366,348,941
                                                                                  ============

+     See Note 1.

**    Foreign issued security

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.

^     Security in default

*     Non-income producing security

@ At March 31, 2003, the net unrealized appreciation on investments based on cost of $354,644,167 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $29,633,868 and $21,355,748, respectively, resulting in net unrealized appreciation of $8,278,120.

      Key to Abbreviations: AUD: Australian Dollar; CAD: Canadian Dollar; EUR:
      Euro; GBP: Great British Pound; GDS: Global Depository Shares; NOK:
      Norweigan Krone; NZD: New Zealand Dollar; SEK: Swedish Krona; USD: United States Dollar; ZAR: South African Rand

                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles Institutional High Income Fund

                                                          Face Amount   Value +
--------------------------------------------------------------------------------

BONDS AND NOTES--86.2% of net assets

NON-CONVERTIBLE BONDS--65.8%

Airlines--1.5%
American Airlines, Inc., 6.978%, 4/01/11               USD   149,909  $  130,434
Continental Airlines, Inc., 8.000%, 12/15/05                 150,000      70,688
Continental Airlines, Inc.,
      Series 2000-2, 7.707%, 10/02/22                        368,387     301,483
Delta Air Lines, Inc., 8.300%, 12/15/29                    1,000,000     455,000
Delta Air Lines, Inc., 10.125%, 5/15/10                      200,000     104,000
                                                                      ----------
                                                                       1,061,605
                                                                      ----------
Air Transport--0.1%
Atlas Air Worldwide Holdings, Inc., 7.200%, 1/02/19           88,845      57,749
Atlas Air, Inc., Series 1999-1C, 8.770%, 1/02/11             149,828      29,966
                                                                      ----------
                                                                          87,715
                                                                      ----------
Auto & Related--2.4%
Cummins Engine Co., Inc., 7.125%, 3/01/28                    250,000     206,250
Dana Corp., 7.000%, 3/15/28                                  100,000      76,500
Dana Corp., 7.000%, 3/01/29                                  850,000     650,250
Dana Corp., 9.000%, 8/15/11                                  550,000     575,475
Ford Motor Co., 6.625%, 10/01/28                             250,000     174,853
                                                                      ----------
                                                                       1,683,328
                                                                      ----------
Cable--1.9%
Cablevision SA, 13.750%, 4/30/07^**                          275,000      60,500
Charter Communications Holdings, 0.000%,
      4/01/11 (step to 9.920% on 4/04/04)#                   885,000     358,425
Charter Communications Holdings LLC, 9.625%, 11/15/09        350,000     152,250
CSC Holdings, Inc., 7.250%, 7/15/08                          250,000     246,250
CSC Holdings, Inc., 7.625%, 7/15/18                          250,000     241,875
CSC Holdings, Inc., 7.875%, 2/15/18                          100,000      98,250
CSC Holdings, Inc., Series B, 8.125%, 7/15/09                125,000     127,812
Multicanal SA, 10.500%, 2/01/07^**                           125,000      32,813
                                                                      ----------
                                                                       1,318,175
                                                                      ----------
Chemicals--3.3%
Equistar Chemicals, L.P., 6.500%, 2/15/06                    250,000     225,000
Huntsman International LLC, 10.125%, 7/01/09                 225,000     213,187
Huntsman International LLC, 10.125%, 7/01/09           EUR   200,000     188,752
IMC Global, Inc., 7.300%, 1/15/28                      USD 1,025,000     799,500
IMC Global, Inc., 7.375%, 8/01/18                            750,000     600,000
IMC Global, Inc., 7.625%, 11/01/05                           100,000     101,000
Solutia, Inc., 7.375%, 10/15/27                              295,000     132,750
                                                                      ----------
                                                                       2,260,189
                                                                      ----------
Consumer Products--0.7%
Hasbro, Inc., 6.600%, 7/15/28                                400,000     362,000
Remington Arms Co., Inc., 10.500%, 2/01/11 144A              100,000     107,000
                                                                      ----------
                                                                         469,000
                                                                      ----------
Diversified Operations--0.4%
Corning, Inc., 6.750%, 9/15/13                               300,000     255,000
                                                                      ----------
Entertainment--0.1%
Time Warner, Inc., 6.625%, 5/15/29                           100,000      93,954
                                                                      ----------
Environmental Services--0.2%
National Waterworks, Inc., 10.500%, 12/01/12 144A            125,000     135,000
                                                                      ----------


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             69

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                    Face Amount   Value +
------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Financial Services--1.8%
Cerro Negro Finance Ltd., 7.330%, 12/01/09 144A**             USD      110,000  $   87,789
Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A**                      200,000     137,000
CIT Group, Inc., 5.500%, 5/16/05                                       250,000     276,854
Petrozuata Finance, Inc., 8.220%, 4/01/17 144A**                       610,000     420,900
Petrozuata Finance, Inc., Series A,
      7.630%, 4/01/09 144A**                                           375,000     303,750
                                                                                ----------
                                                                                 1,226,293
                                                                                ----------
Food--1.8%
Borden, Inc., 7.875%, 2/15/23                                        1,030,000     618,000
Borden, Inc., 9.200%, 3/15/21                                          350,000     210,000
Borden, Inc., 9.250%, 6/15/19                                          650,000     410,195
                                                                                ----------
                                                                                 1,238,195
                                                                                ----------
Foreign Government/Agency--7.9%
Escom, 11.000%, 6/01/08                                       ZAR      400,000      50,885
Petroleos Mexicanos, 8.625%, 12/01/23 144A                    USD      275,000     288,750
Petroleos Mexicanos, 9.250%, 3/30/18                                   475,000     532,000
Republic of Argentina, 8.875%, 3/01/29^                                700,000     117,250
Republic of Brazil, 10.125%, 5/15/27                                   675,000     480,937
Republic of Brazil, 11.000%, 8/17/40                                   250,000     188,750
Republic of Brazil C Bond, 8.000%, 4/15/14                           2,370,460   1,878,589
Republic of Dominican, 9.040%, 1/23/13 144A                            300,000     295,500
Republic of Peru, 4.500%, 3/07/17
      (step to 5.000% on 3/07/05)#                                     275,000     218,983
Republic of South Africa, 12.500%, 12/21/06                   ZAR      455,000      60,484
Republic of South Africa, 13.000%, 8/31/10                           1,275,000     185,452
Republic of South Africa, 13.500%, 9/15/15                           1,155,000     183,834
Republic of Uruguay, 7.625%, 1/20/12                          USD      355,000     165,075
Republic of Venezuela, 9.250%, 9/15/27                               1,400,000     842,100
                                                                                ----------
                                                                                 5,488,589
                                                                                ----------
Forest & Paper Products--2.3%
Georgia-Pacific Corp. (Timber Group), 7.250%, 6/01/28                  925,000     693,750
Georgia-Pacific Group, 7.375%, 12/01/25                                650,000     497,250
Georgia-Pacific Group, 7.750%, 11/15/29                                250,000     197,500
Pope & Talbot, Inc., 8.375%, 6/01/13                                   200,000     183,000
                                                                                ----------
                                                                                 1,571,500
                                                                                ----------
Insurance--0.8%
Provident Companies, Inc., 7.250%, 3/15/28                             250,000     210,000
UnumProvident Corp., 7.375%, 6/15/32                                   400,000     340,000
                                                                                ----------
                                                                                   550,000
                                                                                ----------
Lodging & Hotel--0.5%
Host Marriot LP, Series E, 8.375%, 2/15/06                             100,000      97,750
Host Marriott Corp., Series B, 7.875%, 8/01/08                         250,000     235,000
                                                                                ----------
                                                                                   332,750
                                                                                ----------
Machinery--0.7%
AGCO Corp., 8.500%, 3/15/06                                            125,000     126,250
Case Corp., 7.250%, 8/01/05                                            250,000     236,250
United Rentals, Inc., Series B, 9.500%, 6/01/08                        100,000      89,000
                                                                                ----------
                                                                                   451,500
                                                                                ----------

                                                                      Face Amount   Value +
--------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Natural Gas--1.3%
El Paso Corp., 5.750%, 3/14/06                                USD        900,000  $  785,556
Tennessee Gas Pipeline Co., 7.000%, 10/15/28                             100,000      83,000
                                                                                  ----------
                                                                                     868,556
                                                                                  ----------
Office Equipment--2.5%
Xerox Capital (Europe) Plc, 5.250%, 12/03/04                  EUR        400,000     414,599
Xerox Capital Trust I, 8.000%, 2/01/27                        USD      1,375,000   1,017,500
Xerox Corp., 7.150%, 8/01/04                                             315,000     312,638
                                                                                  ----------
                                                                                   1,744,737
                                                                                  ----------
Oil & Gas Drilling Equipment--0.1%
Trico Marine Services, Inc., 8.875%, 5/15/12                             100,000      93,000
                                                                                  ----------
Oil & Gas Exploration--1.1%
Chesapeake Energy Corp., 7.500%, 9/15/13 144A                            125,000     127,812
Pioneer Natural Resources Co., 7.200%, 1/15/28                           650,000     638,267
                                                                                  ----------
                                                                                     766,079
                                                                                  ----------
Oil & Gas Refining--0.4%
CITGO Petroleum Corp., 11.375%, 2/01/11 144A                             250,000     261,875
                                                                                  ----------
Oil & Gas--Major Integrated--0.7%
PDVSA Finance Ltd., 7.500%, 11/15/28**                                   200,000     132,000
PDVSA Finance Ltd., 9.375%, 11/15/07                                     450,000     382,500
                                                                                  ----------
                                                                                     514,500
                                                                                  ----------
Publishing--0.2%
RH Donnelley Finance Corp. I, 10.875%, 12/15/12 144A                     100,000     114,250
                                                                                  ----------
Rail--Transport--1.5%
Missouri Pacific Railroad Co., 4.750%, 1/01/20                            30,000      21,665
Missouri Pacific Railroad Co., 5.000%, 1/01/45                           172,000     115,437
TFM SA de CV, 11.750%, 6/15/09**                                         850,000     782,000
TFM SA de CV, 12.500%, 6/15/12                                           125,000     120,938
                                                                                  ----------
                                                                                   1,040,040
                                                                                  ----------
Real Estate Investment Trusts--1.4%
Crescent Real Estate Equity, 7.500%, 9/15/07                             400,000     398,500
JDN Realty Corp., 6.950%, 8/01/07                                        200,000     208,000
TriNet Corporate Realty Trust, Inc., 7.700%, 7/15/17                     375,000     359,572
                                                                                  ----------
                                                                                     966,072
                                                                                  ----------
Retail--General--5.2%
Dillard's, Inc., 6.625%, 1/15/18                                         150,000     132,000
Dillard's, Inc., 7.000%, 12/01/28                                        250,000     217,500
J.C. Penney Co., Inc., 6.500%, 12/15/07                                  250,000     248,750
J.C. Penney Co., Inc., 6.875%, 10/15/15                                  550,000     506,000
J.C. Penney Co., Inc., 7.050%, 5/23/05                                   125,000     126,875
J.C. Penney Co., Inc., 7.125%, 11/15/23                                  700,000     630,000
J.C. Penney Co., Inc., 7.375%, 8/15/08                                   450,000     454,500
J.C. Penney Co., Inc., 8.250%, 8/15/22                                   125,000     118,750
J.C. Penney Co., Inc., 9.750%, 6/15/21                                   230,000     238,050
Woolworth Corp., 8.500%, 1/15/22                                         910,000     906,426
                                                                                  ----------
                                                                                   3,578,851
                                                                                  ----------
Shipping--2.0%
American President Cos. Ltd., 7.125%, 11/15/03                           250,000     236,250
American President Cos. Ltd., 8.000%, 1/15/24                          1,135,000     679,581
Transportacion Maritima Mexicana
     SA de CV, 10.250%, 11/15/06**                                       835,000     459,250
                                                                                  ----------
                                                                                   1,375,081
                                                                                  ----------


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             71

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                      Face Amount   Value +
--------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Telecommunications--6.1%
AT&T Corp., 6.500%, 11/21/06                                  EUR        820,000  $  903,608
Colt Telecom Group Plc, 12.000%, 12/15/06**                   USD        770,000     577,500
Philippine Long Distance Telephone Co.,
      8.350%, 3/06/17**                                                  975,000     686,458
Qwest Capital Funding, Inc., 7.750%, 8/15/06                             125,000     101,875
Qwest Capital Funding, Inc., 7.750%, 2/15/31                             700,000     490,000
Qwest Capital Funding, Inc., 7.900%, 8/15/10                             500,000     385,000
Qwest Corp., 7.250%, 10/15/35                                            225,000     193,500
Sprint Capital Corp., 6.125%, 11/15/08                                   500,000     495,000
Sprint Capital Corp., 6.875%, 11/15/28                                   100,000      87,500
US West Capital Funding, Inc., 6.875%, 7/15/28                           450,000     315,000
                                                                                  ----------
                                                                                   4,235,441
                                                                                  ----------
Telecommunications Equipment--4.3%
Lucent Technologies, Inc., 5.500%, 11/15/08                              260,000     196,300
Lucent Technologies, Inc., 6.450%, 3/15/29                             1,915,000   1,225,600
Lucent Technologies, Inc., 7.250%, 7/15/06                               165,000     145,200
Nortel Networks Ltd., 6.125%, 2/15/06**                                1,075,000     980,937
Northern Telecom Capital Corp., 7.875%, 6/15/26                          500,000     390,000
                                                                                  ----------
                                                                                   2,938,037
                                                                                  ----------
Telecommunications--Wireless--6.3%
Nextel Communications, Inc., 9.375%, 11/15/09                            625,000     656,250
Nextel Communications, Inc., 9.500%, 2/01/11                             550,000     581,625
Nextel Communications, Inc., 9.750%, 10/31/07                            850,000     879,750
Nextel Communications, Inc., 9.950%, 2/15/08                             750,000     781,875
PTC International Finance BV, 10.750%, 7/01/07                           200,000     208,000
PTC International Finance II, 11.250%, 12/01/09               EUR        200,000     241,940
Rogers Wireless Communications, Inc., 8.800%, 10/01/07        USD        875,000     870,625
TeleCorp PCS, Inc., 0.000%, 4/15/09
      (step to 11.625% on 4/15/04)#                                      163,000     163,000
                                                                                  ----------
                                                                                   4,383,065
                                                                                  ----------
Textile & Apparel--0.9%
Phillips Van Heusen Corp., 7.750%, 11/15/23                              705,000     592,200
                                                                                  ----------
Utilities--Electric--5.4%
AES Corp., 8.875%, 2/15/11                                               125,000     102,500
AES Corp., 8.875%, 11/01/27                                              350,000     196,000
Calpine Canada Energy Finance, 8.750%, 10/15/07               CAD        250,000      97,005
Calpine Corp., 7.625%, 4/15/06                                USD         65,000      39,000
Calpine Corp., 8.500%, 2/15/11                                             5,000       2,800
Empresa Nacional de Electricidad SA (Endesa),
      7.875%, 2/01/27**                                                  125,000      93,059
Enersis SA, 6.600%, 12/01/26**                                           350,000     318,991
Enersis SA, 6.900%, 12/01/06**                                           200,000     161,644
Enersis SA, 7.400%, 12/01/16**                                           125,000      87,189
Panda Funding Corp., 11.625%, 8/20/12                                    934,489     677,505
Quezon Power Philippines Co., 8.860%, 6/15/17**                          482,500     354,637
Salton Sea Funding Corp., 7.840%, 5/30/10                                475,000     465,011
Salton Sea Funding Corp., Series E, 8.300%, 5/30/11                      356,323     352,867
Southern California Edison Co., 7.625%, 1/15/10                          475,000     470,250
Tenaga Nasional Berhad, 7.500%, 11/01/25 144A**                          335,000     333,526
                                                                                  ----------
                                                                                   3,751,984
                                                                                  ----------

                                                                    Face Amount   Value +
--------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

TOTAL NON-CONVERTIBLE BONDS
      (Identified Cost $41,634,155)                                             $45,446,561
                                                                                -----------
CONVERTIBLE BONDS--20.4% of net assets

Auto & Related--0.3%
MascoTech, Inc., 4.500%, 12/15/03                             USD      253,000      239,085
                                                                                -----------
Biomedical--0.5%
Genzyme Corp., 3.000%, 5/15/21                                         335,000      326,625
                                                                                -----------
Cable--1.0%
Rogers Communications, Inc., 2.000%, 11/26/05**                        835,000      663,825
                                                                                -----------
Computer Hardware--2.1%
Maxtor Corp., 5.750%, 3/01/12                                        1,555,000    1,026,300
Quantum Corp., 7.000%, 8/01/04                                         450,000      425,250
                                                                                -----------
                                                                                  1,451,550
                                                                                -----------
Diversified Operations--1.1%
Corning, Inc., Zero Coupon Bond, 11/08/15                              150,000      101,625
Corning, Inc., 3.500%, 11/01/08                                        675,000      663,188
                                                                                -----------
                                                                                    764,813
                                                                                -----------
Electronic Components--1.6%
Celestica, Inc., Zero Coupon Bond, 8/01/20                           1,625,000      804,375
Sanmina-SCI Corp., Zero Coupon Bond, 9/12/20                           150,000       67,125
Sanmina-SCI Corp., 4.250%, 5/01/04                                     250,000      241,562
                                                                                -----------
                                                                                  1,113,062
                                                                                -----------
Electronic Components--Semiconductors--4.3%
Amkor Technology, Inc., 5.000%, 3/15/07                                750,000      518,437
Cypress Semiconductor Corp., 3.750%, 7/01/05                           850,000      733,125
Cypress Semiconductor Corp., 4.000%, 2/01/05                           100,000       88,875
Infineon Tech, 4.250%, 2/06/07                                EUR      500,000      420,124
Kulicke and Soffa Industries, Inc., 4.750%, 12/15/06          USD      500,000      329,375
Lam Research Corp., 4.000%, 6/01/06                                    225,000      203,344
LSI Logic Corp., 4.000%, 2/15/05                                       100,000       92,125
LSI Logic Corp., 4.000%, 11/01/06                                      330,000      282,562
Richardson Electronics Ltd., 7.250%, 12/15/06                          150,000      127,500
TriQuint Semiconductor, Inc., 4.000%, 3/01/07                          200,000      164,250
                                                                                -----------
                                                                                  2,959,717
                                                                                -----------
Electronic Measuring Instruments--0.1%
Agilent Technologies, Inc., 3.000%, 12/01/21                           100,000       91,250
                                                                                -----------
Lodging & Hotel--0.6%
Hilton Hotels Corp., 5.000%, 5/15/06                                   400,000      383,500
                                                                                -----------
Office Equipment--0.8%
Xerox Corp., 0.570%, 4/21/18                                           850,000      548,250
                                                                                -----------
Oil & Gas Drilling Equipment--0.3%
Parker Drilling Co., 5.500%, 8/01/04                                   250,000      236,875
                                                                                -----------
Oil & Gas Exploration--0.3%
Pogo Producing Co., 5.500%, 6/15/06                                    175,000      187,688
                                                                                -----------
Pharmaceutical--2.7%
Affymetrix, Inc., 4.750%, 2/15/07                                      300,000      266,250
Affymetrix, Inc., 4.750%, 2/15/07 144A                                 250,000      221,875
                                                                                -----------


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             73

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                         Face Amount    Value +
--------------------------------------------------------------------------------
BONDS AND NOTES--continued

Pharmaceutical--continued
Human Genome Sciences, Inc., 3.750%, 3/15/07        USD     800,000  $   603,000
Human Genome Sciences, Inc., 3.750%, 3/15/07 144A           650,000      489,937
IVAX Corp., 4.500%, 5/15/08                                 300,000      263,250
                                                                     -----------
                                                                       1,844,312
                                                                     -----------
Telecommunications--2.4%
Colt Telecom Group Plc, 2.000%, 8/06/05**           DEM     250,000       84,374
Colt Telecom Group Plc, 2.000%, 3/29/06**           EUR     705,000      430,747
Colt Telecom Group Plc, 2.000%, 12/16/06**                  900,000      520,431
Colt Telecom Group Plc, 2.000%, 4/03/07**                   485,000      277,809
Koninklijke (Royal) KPN NV, 3.500%, 11/24/05**              350,000      368,502
                                                                     -----------
                                                                       1,681,863
                                                                     -----------
Telecommunications Equipment--2.0%
CommScope, Inc., 4.000%, 12/15/06                   USD     650,000      558,187
Juniper Networks, Inc., 4.750%, 3/15/07                     875,000      743,750
Nortel Networks Corp., 4.250%, 9/01/08                      125,000       91,875
                                                                     -----------
                                                                       1,393,812
                                                                     -----------
Telecommunications--Wireless--0.3%
Nextel Communications, Inc., 6.000%, 6/01/11                200,000      195,750
                                                                     -----------
Textile & Apparel--0.0%
Dixie Yarns, Inc., 7.000%, 5/15/12                           26,000       14,560
                                                                     -----------
Trucking & Freight--0.0%
Builders Transportation, Inc., 8.000%, 8/15/05^              75,000           94
                                                                     -----------
TOTAL CONVERTIBLE BONDS
      (Identified Cost $ 12,956,344)                                  14,096,631
                                                                     -----------
TOTAL BONDS AND NOTES
      (Identified Cost $ 54,590,499)                                  59,543,192
                                                                     -----------

                                                            Shares
--------------------------------------------------------------------------------
COMMON STOCKS--1.7% of net assets

Energy Equipment & Services--0.1%
Trico Marine Services, Inc.*                                 33,866       87,713
                                                                     -----------
Forest & Paper Products--1.1%
Sappi Ltd. ADR**                                             64,000      763,520
                                                                     -----------
Real Estate--0.5%
Associated Estates Realty Corp.                              28,100      154,550
Developers Diversified Realty Corp.                           7,125      172,069
                                                                     -----------
                                                                         326,619
                                                                     -----------
Telecommunication Services--Diversified--0.0%
Loxley Public Co. Ltd.*                                     119,328       27,439
                                                                     -----------
TOTAL COMMON STOCKS
      (Identified Cost $ 1,392,443)                                    1,205,291
                                                                     -----------

                                                              Shares    Value +
--------------------------------------------------------------------------------
PREFERRED STOCKS--6.9% of net assets

NON-CONVERTIBLE PREFERRED STOCKS--2.8%

Diversified Financials--0.1%
Siam Commercial Bank Public Co. Ltd., 5.250% 144A**           50,000  $   38,520
                                                                      ----------
Real Estate--0.9%
La Quinta Properties, Inc., Series A, 9.000%                  31,100     656,210
                                                                      ----------
Telecommunications--Wireless--0.2%
Nextel Communications, Inc., 11.125% PIK                         152     161,120
                                                                      ----------
Utilities--Electric--1.6%
Central Maine Power Co., 3.500%                                2,780     138,740
Duquesne Light Co., 4.150%                                       200       5,800
Entergy Gulf States, Inc., 4.400%                                370      24,402
Ohio Edison Co. 4.400%                                           200      13,606
Pacific Gas & Electric Co., 5.000%^                           10,400     179,920
Pacific Gas & Electric Co., 5.500%^                              200       3,770
Pacific Gas & Electric Co., Series G, 4.800%^                    200       3,390
Southern California Edison Co., 4.320%                         1,100      15,455
Southern California Edison Co., 7.230%                         7,000     692,562
                                                                      ----------
                                                                       1,077,645
                                                                      ----------
TOTAL NON-CONVERTIBLE PREFERRED STOCKS
      (Identified Cost $1,305,180)                                     1,933,495
                                                                      ----------
CONVERTIBLE PREFERRED STOCKS--4.1%

Auto & Related--0.1%
Cummins Capital Trust I, 7.000%                                2,000      87,000
                                                                      ----------
Building Materials--0.0%
Owens Corning, 6.500% 144A^                                   23,500           0
                                                                      ----------
Metals & Mining--0.0%
Bethlehem Steel Corp., $3.50^                                 21,000           0
                                                                      ----------
Natural Gas--0.5%
Western Gas Resources, Inc., $2.625                            6,500     325,000
                                                                      ----------
Oil & Gas Exploration--0.4%
Chesapeake Energy Corp., 6.750%                                5,000     318,050
                                                                      ----------
Rail--Transport--0.7%
Union Pacific Capital Trust, 6.250%                            9,000     459,000
                                                                      ----------
Real Estate Investment Trusts--0.3%
Host Marriott Financial Trust, 6.750%                          6,000     202,326
                                                                      ----------
Telecommunication Services--Diversified--2.1%
Philippine Long Distance Telephone Co., $3.50 GDS**           55,950   1,426,725
                                                                      ----------
TOTAL CONVERTIBLE PREFERRED STOCKS
      (Identified Cost $3,152,850)                                     2,818,101
                                                                      ----------
TOTAL PREFERRED STOCKS
      (Identified Cost $4,458,030)                                     4,751,596
                                                                      ----------


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             75

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                 Face Amount    Value +
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--4.0% of net assets

Repurchase Agreement with State Street Corp., dated
3/31/03 at 0.500% to be repurchased at $2,193,030
on 4/01/03 collateralized by $1,855,000 U.S. Treasury
Bond, 6.375% due 8/15/27 with a value of $2,241,243       USD      2,193,000  $ 2,193,000
                                                                              -----------
Repurchase Agreement with State Street Corp., dated
3/31/03 at 0.500% to be repurchased at $582,008
on 4/01/03 collateralized by $415,000 U.S. Treasury
Bond, 8.125% due 5/15/21 with a value of $596,910                    582,000      582,000
                                                                              -----------
TOTAL SHORT-TERM INVESTMENTS
      (Identified Cost $2,775,000)                                              2,775,000
                                                                              -----------
TOTAL INVESTMENTS--98.8%
      (Identified Cost $63,215,972)@                                           68,275,079
      Cash and Other Assets, Less Liabilities--1.2%                               828,817
                                                                              -----------
NET ASSETS--100%                                                              $69,103,896
                                                                              ===========

+     See Note 1.

^     Security in default

**    Foreign issued security

# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

*     Non-income producing security

PIK   All or a portion of income may be received as additional securities.

@ At March 31, 2003, the net unrealized appreciation on investments based on cost of $63,238,243 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $8,226,341 and $3,189,505, respectively, resulting in net unrealized appreciation of $5,036,836.

      Key to Abbreviations: ADR: American Depository Receipts; CAD: Canadian Dollar; DEM: Deutsche Marks; EUR: Euro; GDS: Global Depository Shares;
      USD: United States Dollar; ZAR: South African Rand

                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles Intermediate Duration Fixed Income Fund

                                                         Face Amount    Value +
--------------------------------------------------------------------------------
BONDS AND NOTES--97.5% of net assets

Aerospace/Defense--0.7%
Raytheon Co., 6.000%, 12/15/10                            $  100,000  $  105,020
Raytheon Co., 6.300%, 3/15/05                                150,000     160,001
                                                                      ----------
                                                                         265,021
                                                                      ----------
Asset-Backed Securities--5.6%
Asset Securitization Corp., 6.920%, 2/14/29                  381,127     408,911
Community Program Loan Trust, 4.500%, 10/01/18               452,965     463,307
Ford Credit Auto Owner Trust, Class B, 4.790%, 11/15/06      450,000     469,525
Vanderbilt Mortgage & Finance, Inc., 6.545%, 4/07/18         600,000     632,354
                                                                      ----------
                                                                       1,974,097
                                                                      ----------
Auto & Related--2.7%
Delphi Automotive Systems Corp., 6.125%, 5/01/04             150,000     154,477
Delphi Automotive Systems Corp., 6.500%, 5/01/09             750,000     799,070
                                                                      ----------
                                                                         953,547
                                                                      ----------
Banking & Finance--1.3%
Bank of America Corp., 7.200%, 4/15/06                        50,000      56,105
Citigroup, Inc., 3.500%, 2/01/08                             400,000     400,731
                                                                      ----------
                                                                         456,836
                                                                      ----------
Banks/Savings & Loans--1.1%
Wells Fargo & Co., 3.500%, 4/04/08                           400,000     402,405
                                                                      ----------
Cable--3.2%
Comcast Cable Communications, 6.200%, 11/15/08               700,000     744,131
Cox Communications, Inc., 6.400%, 8/01/08                    250,000     275,892
TCI Communications, Inc., 6.875%, 2/15/06                    100,000     108,121
                                                                      ----------
                                                                       1,128,144
                                                                      ----------
Computers--0.6%
Sun Microsystems, Inc., 7.350%, 8/15/04                      200,000     207,861
                                                                      ----------
Consumer Products--0.7%
Bausch & Lomb, Inc., 6.500%, 8/01/05                         250,000     250,088
                                                                      ----------
Entertainment--2.7%
AOL Time Warner, Inc., 6.125%, 4/15/06                       400,000     418,565
AOL Time Warner, Inc., 6.150%, 5/01/07                       500,000     530,192
                                                                      ----------
                                                                         948,757
                                                                      ----------
Financial Services--14.9%
Capital One Bank, 6.875%, 2/01/06                            225,000     225,980
CIT Group, Inc., 5.500%, 2/15/04                             200,000     205,367
CIT Group, Inc., 5.625%, 5/17/04                             250,000     258,458
CIT Group, Inc., 7.375%, 4/02/07                             250,000     270,891
ERAC USA Finance Co., 6.800%, 2/15/08 144A                   200,000     221,027
ERAC USA Finance Co., 7.350%, 6/15/08 144A                   200,000     227,182
Ford Motor Credit Co., 5.800%, 1/12/09                       650,000     581,664
Ford Motor Credit Co., 7.250%, 10/25/11                      250,000     229,436
Ford Motor Credit Co., Class B, 7.370%, 7/15/04              500,000     505,964
General Electric Capital Corp., 6.000%, 6/15/12              500,000     545,245
General Motors Acceptance Corp., 6.150%, 4/05/07             550,000     562,811
Green Tree Financial Corp., 6.080%, 12/01/30                 331,292     335,317
Green Tree Financial Corp., 6.160%, 2/01/31                  300,000     301,059
Household Finance Corp., 6.375%, 10/15/11                    250,000     272,059


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             77

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                              Face Amount      Value +
----------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Financial Services--continued
John Deere Capital Corp., 3.900%, 1/15/08                     $  400,000      $  407,768
Navistar Financial Corp. Owner Trust, 5.590%, 5/15/08            138,132         143,818
                                                                              ----------
                                                                               5,294,046
                                                                              ----------
Foreign Government/Agency--4.2%
PEMEX Project Funding Master Trust, 6.125%, 8/15/08 144A         400,000         411,000
Republic of South Africa, 8.375%, 10/17/06                       950,000       1,085,375
                                                                              ----------
                                                                               1,496,375
                                                                              ----------
Forest & Paper Products--2.9%
International Paper Co., 5.850%, 10/30/12 144A                   350,000         369,132
MacMillan Bloedel Ltd., 6.750%, 2/15/06**                        150,000         161,903
Temple-Inland, Inc., 6.750%, 3/01/09                             100,000         108,016
Weyerhaeuser Co., 6.000%, 8/01/06                                350,000         378,071
                                                                              ----------
                                                                               1,017,122
                                                                              ----------
Government Agencies--12.4%
Federal Home Loan Mortgage Corp., 2.875%, 9/15/05              1,000,000       1,023,095
Federal Home Loan Mortgage Corp., 4.875%, 3/15/07              1,000,000       1,083,810
Federal Home Loan Mortgage Corp., 5.125%, 10/15/08               500,000         547,442
Federal National Mortgage Association, 5.250%, 4/15/07         1,000,000       1,097,858
Federal National Mortgage Association, 5.500%, 3/15/11           300,000         331,317
Federal National Mortgage Association, 6.000%, 12/15/05          300,000         331,458
                                                                              ----------
                                                                               4,414,980
                                                                              ----------
Healthcare--Services--1.3%
Anthem, Inc., 6.800%, 8/01/12                                    400,000         451,509
                                                                              ----------
Insurance--0.8%
Provident Cos., Inc., 6.375%, 7/15/05                            300,000         291,375
                                                                              ----------
Investment Banking--2.0%
Bear Stearns Co., Inc., 3.000%, 3/30/06                          350,000         353,296
Donaldson, Lufkin & Jenrette, Inc., 6.875%, 11/01/05              75,000          82,258
Morgan Stanley Dean Witter & Co., 5.625%, 1/20/04                250,000         258,548
                                                                              ----------
                                                                                 694,102
                                                                              ----------
Machinery--0.7%
IDEX Corp., 6.875%, 2/15/08                                      250,000         265,685
                                                                              ----------
Media & Entertainment--1.1%
Clear Channel Communications, Inc., 4.625%, 1/15/08              125,000         127,159
Clear Channel Communications, Inc., 5.750%, 1/15/13              250,000         258,422
                                                                              ----------
                                                                                 385,581
                                                                              ----------
Mortgage Related--7.2%
Federal Home Loan Mortgage Corp., 5.500%, 3/01/13                 92,110          96,146
Federal Home Loan Mortgage Corp., 6.000%, 11/01/12               179,587         188,164
Federal National Mortgage Association, 5.500%, 1/01/17           681,098         707,585
Federal National Mortgage Association, 5.500%, 2/01/17           164,302         170,704
Federal National Mortgage Association, 5.500%, 9/01/17           931,398         967,559
Nomura Asset Securities Corp., 6.280%, 3/15/30                   276,899         299,779
Prudential Home Mortgage Securities Co., 6.000%, 1/25/09           3,158           3,152
Washington Mutual, Class A6, 5.560%, 4/25/32                     108,357         108,224
                                                                              ----------
                                                                               2,541,313
                                                                              ----------
Natural Gas--0.5%
Kinder Morgan, Inc., 6.650%, 3/01/05                             165,000         176,108
                                                                              ----------

                                                         Face Amount       Value +
------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Oil & Gas Drilling Equipment--3.3%
Halliburton Co., 5.625%, 12/01/08                        $  150,000      $  150,000
Halliburton Co., 6.000%, 8/01/06                            550,000         569,250
Transocean Sedco Forex, Inc., 6.500%, 4/15/03               450,000         450,782
                                                                         ----------
                                                                          1,170,032
                                                                         ----------
Oil & Gas Exploration--0.6%
Pioneer Natural Resources Co., 6.500%, 1/15/08              200,000         207,347
                                                                         ----------
Oil & Gas--Major Integrated--1.7%
Conoco Funding Co., 5.450%, 10/15/06                        250,000         272,261
PDVSDA Finance Ltd., 6.800%, 11/15/08**                      60,000          45,750
Phillips Petroleum Co., 6.375%, 3/30/09                     250,000         283,070
                                                                         ----------
                                                                            601,081
                                                                         ----------
Rail--Transport--2.3%
Burlington Northern Santa Fe Corp., 6.125%, 3/15/09         200,000         223,659
CSX Corp., 6.750%, 3/15/11                                  100,000         112,137
Union Pacific Corp., 3.875%, 2/15/09                        500,000         499,713
                                                                         ----------
                                                                            835,509
                                                                         ----------
Real Estate Investment Trusts--3.7%
American Health Properties, Inc., 7.500%, 1/15/07           275,000         304,595
EOP Operating LP, 7.000%, 7/15/11                           200,000         224,097
Excel Realty Trust, Inc., 6.875%, 10/15/04                  250,000         263,417
Highwoods Realty LP, 6.750%, 12/01/03                       500,000         514,908
                                                                         ----------
                                                                          1,307,017
                                                                         ----------
Retail--General--1.7%
J.C. Penney Co., Inc., 7.600%, 4/01/07                      350,000         358,750
Sears Roebuck Acceptance Corp., 6.250%, 5/01/09              70,000          71,340
Sears Roebuck Acceptance Corp., 6.560%, 11/20/03            100,000         101,980
Sears Roebuck Acceptance Corp., 7.125%, 6/30/03              75,000          75,838
                                                                         ----------
                                                                            607,908
                                                                         ----------
Telecommunications--6.6%
AT&T Corp., 7.000%, 11/15/06                                800,000         855,252
Qwest Corp., 5.625%, 11/15/08                               150,000         136,500
Sprint Capital Corp., 6.000%, 1/15/07                       200,000         202,000
Sprint Capital Corp., 6.125%, 11/15/08                      500,000         495,000
Sprint Capital Corp., 6.375%, 5/01/09                       400,000         398,000
Sprint Capital Corp., 7.900%, 3/15/05                       250,000         262,500
                                                                         ----------
                                                                          2,349,252
                                                                         ----------
Telecommunications Equipment--4.1%
Motorola, Inc., 5.800%, 10/15/08                            200,000         201,000
Motorola, Inc., 6.750%, 2/01/06                             250,000         263,750
Motorola, Inc., 7.625%, 11/15/10                            350,000         376,250
Motorola, Inc., 8.000%, 11/01/11                            550,000         602,250
                                                                         ----------
                                                                          1,443,250
                                                                         ----------
Telecommunications--Wireless--2.4%
AT&T Wireless Services, Inc., 7.500%, 5/01/07               550,000         611,011
INTELSAT, 7.625%, 4/15/12                                   250,000         254,965
                                                                         ----------
                                                                            865,976
                                                                         ----------
U.S. Government--1.5%
U.S. Treasury Notes, 3.000%, 7/15/12                        505,210         549,732
                                                                         ----------


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             79

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                               Face Amount         Value +
---------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Utilities--Electric--3.0%
Constellation Energy Group, Inc., 6.350%, 4/01/07             $    500,000       $    546,065
Exelon Generation Co. LLC, 6.950%, 6/15/11                         100,000            111,531
Pennsylvania Electric Co., 5.750%, 4/01/04                         200,000            205,604
Progress Energy, Inc., 6.750%, 3/01/06                             200,000            218,756
                                                                                 ------------
                                                                                    1,081,956
                                                                                 ------------
TOTAL BONDS AND NOTES
  (Identified Cost $32,762,619)                                                    34,634,012
                                                                                 ------------
SHORT-TERM INVESTMENT--14.6% of net assets
Repurchase Agreement with State Street Corp., dated
3/31/03 at 0.500% to be repurchased at $5,194,072 on
4/01/03 collateralized by $3,585,000 U.S. Treasury Bond,
8.875% due 8/15/17 with a value of $5,299,100                    5,194,000          5,194,000
                                                                                 ------------
TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $5,194,000)                                                      5,194,000
                                                                                 ------------
TOTAL INVESTMENTS--112.1%
  (Identified Cost $37,956,619)@                                                   39,828,012
  Liabilities, Less Cash and Other Assets--(12.1%)                                 (4,294,419)
                                                                                 ------------
NET ASSETS--100%                                                                 $ 35,533,593
                                                                                 ============

----------
+     See Note 1.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
**    Foreign issued security
@ At March 31,2003, the net unrealized appreciation on investments based on cost of $38,013,431 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,903,165 and $88,584, respectively, resulting in net unrealized appreciation of $1,814,581.

                See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund

                                                                                  Face Amount        Value +
---------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--94.4% of net assets

NON-CONVERTIBLE BONDS--93.5%

Aerospace/Defense--2.0%
Raytheon Co., 6.400%, 12/15/18                                            USD       2,500,000      $ 2,600,140
                                                                                                   -----------
Airlines--0.5%
US Airways, 6.850%, 1/30/18                                                           888,431          719,629
                                                                                                   -----------
Air Transport--0.8%
Atlas Air Worldwide Holdings, Inc., 7.200%, 1/02/19                                   216,781          140,908
Atlas Air, Inc., 7.680%, 1/02/14                                                    3,429,237          943,040
                                                                                                   -----------
                                                                                                     1,083,948
                                                                                                   -----------
Asset-Backed Securities--1.2%
Community Program Loan Trust, 4.500%, 4/01/29                                       1,750,000        1,586,730
                                                                                                   -----------
Auto & Related--4.2%
Dana Corp., 7.000%, 3/01/29                                                           375,000          286,875
Delphi Automotive Systems Corp., 7.125%, 5/01/29                                    2,500,000        2,409,692
Ford Motor Co., 6.375%, 2/01/29                                                     3,350,000        2,261,696
General Motors Corp., 6.750%, 5/01/28                                                 700,000          591,359
                                                                                                   -----------
                                                                                                     5,549,622
                                                                                                   -----------
Banking & Finance--0.4%
First Union Institutional Trust, 7.850%, 1/01/27                                      500,000          539,753
                                                                                                   -----------
Banks/Savings & Loans--0.9%
Keycorp Capital II, 6.875%, 3/17/29                                                   500,000          489,154
Keycorp Capital III, 7.750%, 7/15/29                                                  650,000          716,674
                                                                                                   -----------
                                                                                                     1,205,828
                                                                                                   -----------
Canadian--19.9%
Canadian Government, 3.500%, 6/01/04                                      CAD       3,625,000        2,464,531
Canadian Government, 4.500%, 9/01/07                                                  945,000          645,373
Canadian Government, 6.000%, 9/01/05                                                6,870,000        4,896,547
Milit-Air, Inc., 5.750%, 6/30/19                                                    1,653,824        1,138,009
New Brunswick FM Project, 0.000%,
  11/30/27 (step to 6.470% on 5/30/03)#                                               500,000          349,387
Province of Alberta, 5.000%, 12/16/08                                               2,000,000        1,377,073
Province of Alberta, 5.930%, 9/16/16                                                  601,475          425,168
Province of British Columbia, Zero Coupon Bond, 8/23/13                             5,000,000        1,867,972
Province of British Columbia, Zero Coupon Bond, 6/09/14                             1,000,000          354,268
Province of British Columbia, Zero Coupon Bond, 8/19/22                             4,195,000          842,712
Province of British Columbia, Zero Coupon Bond, 11/19/27                            1,250,000          181,927
Province of British Columbia, 5.700%, 6/18/29                                         325,000          213,221
Province of Manitoba, 6.500%, 9/22/17                                               1,825,000        1,339,182
Province of Manitoba, 7.750%, 12/22/25                                              3,100,000        2,563,272
Province of Newfoundland, 6.150%, 4/17/28                                             500,000          340,245
Province of Ontario, 5.900%, 3/08/06                                                3,530,000        2,515,215
Province of Saskatchewan, Zero Coupon Bond, 4/10/14                                 2,500,000          894,486
Province of Saskatchewan, 5.750%, 3/05/29                                           5,225,000        3,433,490
Province of Saskatchewan (Certificate of Deposit),
  Zero Coupon Bond, 2/04/22                                                         1,281,000          263,874
Province of Saskatchewan (Certificate of Deposit),
  Zero Coupon Bond, 5/30/25                                                         1,250,000          207,896
                                                                                                   -----------
                                                                                                    26,313,848
                                                                                                   -----------


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             81

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                     Face Amount       Value +
------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Computers--0.4%
Dell Computer Corp., 7.100%, 4/15/28                       USD          450,000      $   515,628
                                                                                     -----------
Consumer Products--0.9%
Bausch & Lomb, Inc., 7.125%, 8/01/28                                  1,250,000        1,137,500
                                                                                     -----------
Electronic Components--Semiconductors--0.4%
Samsung Electronics Co. Ltd., 7.700%, 10/01/27 144A**                   500,000          496,729
                                                                                     -----------
Entertainment--3.3%
Time Warner Entertainment Co., 6.875%, 6/15/18                          410,000          418,566
Time Warner Entertainment Co., 6.950%, 1/15/28                        2,250,000        2,200,824
Time Warner, Inc., 6.625%, 5/15/29                                    1,850,000        1,738,142
                                                                                     -----------
                                                                                       4,357,532
                                                                                     -----------
Financial Services--2.7%
Cerro Negro Finance Ltd., 7.900%, 12/01/20 144A**                       500,000          342,500
CIT Group, Inc., 5.500%, 5/16/05                                        200,000          221,483
CIT Group, Inc., 7.750%, 4/02/12                                      1,000,000        1,118,825
Ford Motor Credit Co., 6.500%, 1/25/07                                  150,000          144,583
Ford Motor Credit Co., 7.250%, 2/22/05                     GBP          250,000          386,184
General Motors Acceptance Corp., 7.500%, 12/01/06          NZD        1,500,000          835,422
Petrozuata Finance, Inc., 8.220%, 4/01/17 144A**           USD          700,000          483,000
                                                                                     -----------
                                                                                       3,531,997
                                                                                     -----------
Foreign Government/Agency--9.1%
Government of Sweden, 5.250%, 3/15/11                      SEK       10,000,000        1,239,618
Kingdom of Norway, 6.750%, 1/15/07                         NOK       25,250,000        3,664,711
New South Wales Treasury,
  Zero Coupon Bond, 11/23/20                               AUD        6,000,000        1,271,289
PEMEX Project Funding Master Trust,
  8.625%, 2/01/22 144A                                     USD          500,000          527,500
Republic of Brazil C Bond, 8.000%, 4/15/14                              615,703          487,945
Republic of South Africa, 8.500%, 6/23/17                             1,125,000        1,338,750
Republic of South Africa, 12.500%, 12/21/06                ZAR        5,840,000          776,323
Republic of South Africa, 13.000%, 8/31/10                            2,475,000          359,994
Republic of South Africa, 13.500%, 9/15/15                            1,920,000          305,594
South Australia Government Finance Authority,
  Zero Coupon Bond, 12/21/15                               AUD          900,000          273,045
United Mexican States, 7.500%, 1/14/12                     USD          905,000          987,808
United Mexican States, 8.300%, 8/15/31                                  750,000          806,250
                                                                                     -----------
                                                                                      12,038,827
                                                                                     -----------
Forest & Paper Products--2.9%
Georgia-Pacific Corp. (Timber Group),
  7.250%, 6/01/28                                                     1,500,000        1,125,000
Georgia-Pacific Group, 7.750%, 11/15/29                               1,775,000        1,402,250
MacMillan Bloedel Ltd., 7.700%, 2/15/26                                 305,000          327,750
Westvaco Corp., 7.000%, 8/15/23                                         500,000          504,770
Weyerhaeuser Co., 6.950%, 10/01/27                                      500,000          518,316
                                                                                     -----------
                                                                                       3,878,086
                                                                                     -----------
Government Agencies--8.4%
Federal Home Loan Mortgage Corp.,
  4.625%, 2/15/07                                          EUR        4,100,000        4,702,241
Federal National Mortgage Association,
  Zero Coupon Bond, 10/29/07                               NZD        6,850,000        2,922,158
Federal National Mortgage Association,
  5.000%, 1/15/07                                          USD        1,000,000        1,087,104

                                                                   Face Amount       Value +
----------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Government Agencies--continued
Federal National Mortgage Association, 5.250%, 6/15/06    USD         500,000      $   545,309
Federal National Mortgage Association, 6.375%, 8/15/07    AUD       3,000,000        1,900,077
                                                                                   -----------
                                                                                    11,156,889
                                                                                   -----------
Healthcare--Services--2.1%
Columbia/HCA Healthcare Corp., 7.050%, 12/01/27           USD         100,000           97,704
HCA, Inc., 6.250%, 2/15/13                                            150,000          153,869
HCA, Inc., 6.300%, 10/01/12                                         2,450,000        2,516,870
                                                                                   -----------
                                                                                     2,768,443
                                                                                   -----------
Home Builders--2.4%
Pulte Corp., 7.000%, 12/15/03                                         188,000          191,971
Pulte Corp., 7.300%, 10/24/05                                         200,000          213,107
Pulte Corp., 7.625%, 10/15/17                                       2,000,000        2,244,034
Pulte Homes, Inc., 7.875%, 6/15/32                                    500,000          535,080
                                                                                   -----------
                                                                                     3,184,192
                                                                                   -----------
Insurance--1.3%
Aon Corp., 7.375%, 12/14/12 144A                                      575,000          631,738
Progressive Corp., 6.625%, 3/01/29                                     35,000           38,345
UnumProvident Corp., 6.750%, 12/15/28                               1,300,000        1,079,000
                                                                                   -----------
                                                                                     1,749,083
                                                                                   -----------
Media & Entertainment--0.2%
Clear Channel Communications, Inc., 5.750%, 1/15/13                   250,000          258,421
                                                                                   -----------
Metals & Mining--0.1%
Teck Cominco Ltd., 7.000%, 9/15/12                                    100,000           99,838
                                                                                   -----------
Natural Gas--3.9%
Coastal Corp., 6.950%, 6/01/28                                        350,000          245,000
El Paso Corp., 5.750%, 3/14/06                                        100,000           87,284
El Paso Corp., 7.000%, 5/15/11                                      1,125,000          888,750
El Paso Energy Corp., 6.750%, 5/15/09                                 250,000          201,250
KN Capital Trust, 7.630%, 4/15/28                                   2,000,000        2,089,964
KN Energy, Inc., 7.250%, 3/01/28                                    1,000,000        1,073,937
Tennessee Gas Pipeline Co., 7.000%, 10/15/28                          500,000          415,000
Tennessee Gas Pipeline Co., 7.500%, 4/01/17                           100,000           91,000
                                                                                   -----------
                                                                                     5,092,185
                                                                                   -----------
Oil & Gas Drilling Equipment--0.2%
Global Marine, Inc., 7.000%, 6/01/28                                  250,000          273,931
                                                                                   -----------
Oil & Gas Exploration--0.3%
Transgas De Occidente SA, 9.790%, 11/01/10 144A**                     428,167          385,351
Union Oil Co., 7.500%, 2/15/29                                         45,000           51,557
                                                                                   -----------
                                                                                       436,908
                                                                                   -----------
Oil & Gas Refining--0.4%
Merey Sweeny LP, 8.850%, 12/18/19 144A                                500,000          560,965
                                                                                   -----------
Oil & Gas--Major Integrated--2.2%
PDVSA Finance Ltd., 7.400%, 8/15/16**                               2,000,000        1,360,000
PDVSA Finance Ltd., 7.500%, 11/15/28**                              2,000,000        1,320,000
Pecom Energia SA, 8.125%, 7/15/10 144A                                332,000          255,640
                                                                                   -----------
                                                                                     2,935,640
                                                                                   -----------

LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             83

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                                  Face Amount        Value +
----------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Rail--Transport--0.1%
Missouri Pacific Railroad Co., 5.000%, 1/01/45            USD         175,000      $  117,451
                                                                                   ----------
Real Estate Investment Trusts--3.8%
EOP Operating LP, 6.750%, 2/15/12                                     250,000         275,333
EOP Operating LP, 7.500%, 4/19/29                                   2,000,000       2,177,476
First Industrial LP, 7.600%, 7/15/28                                1,250,000       1,322,926
Highwoods Realty LP, 7.500%, 4/15/18                                1,000,000         971,481
Spieker Properties, Inc., 7.500%, 10/01/27                            234,000         247,326
                                                                                   ----------
                                                                                    4,994,542
                                                                                   ----------
Retail--General--1.3%
J.C. Penney Co., Inc., 7.650%, 8/15/16                                500,000         480,000
J.C. Penney Co., Inc., 7.950%, 4/01/17                                250,000         240,000
Sears Roebuck Acceptance Corp., 6.500%, 12/01/28                      500,000         452,245
Sears Roebuck Acceptance Corp., 6.700%, 4/15/12                       335,000         342,819
Sears Roebuck Acceptance Corp., 6.750%, 8/15/11                       130,000         132,857
Sears Roebuck Acceptance Corp., 6.750%, 1/15/28                       100,000          92,440
                                                                                   ----------
                                                                                    1,740,361
                                                                                   ----------
Shipping--0.4%
American President Cos. Ltd., 7.125%, 11/15/03                        500,000         472,500
American President Cos. Ltd., 8.000%, 1/15/24                         100,000          59,875
                                                                                   ----------
                                                                                      532,375
                                                                                   ----------
Supranational--4.8%
European Bank for Reconstruction & Development,
  Zero Coupon Bond, 2/10/28                               AUD       5,000,000         741,840
International Bank for Reconstruction & Development,
  Zero Coupon Bond, 8/20/07                               NZD       9,650,000       4,138,193
International Bank for Reconstruction &
  Development, 5.500%, 11/03/08                                     1,000,000         543,312
International Bank for Reconstruction &
  Development, 8.000%, 5/23/07                                      1,505,000         893,195
                                                                                   ----------
                                                                                    6,316,540
                                                                                   ----------
Taxable Municipal--0.9%
Orange County, California Pension Obligation,
  Zero Coupon Bond, 9/01/16                               USD       2,500,000       1,176,125
                                                                                   ----------
Telecommunications--4.9%
AT&T Corp., 6.500%, 11/21/06                              EUR         250,000         275,490
Sprint Capital Corp., 6.875%, 11/15/28                    USD       3,750,000       3,281,250
Sprint Capital Corp., 6.900%, 5/01/19                                 250,000         228,750
Telekom Malaysia Berhad, 7.875%, 8/01/25 144A**                     2,235,000       2,314,913
US West Capital Funding, Inc., 6.500%, 11/15/18                       500,000         346,250
                                                                                   ----------
                                                                                    6,446,653
                                                                                   ----------
Telecommunications Equipment--0.5%
Motorola, Inc., 6.500%, 11/15/28                                      500,000         452,500
Motorola, Inc., 7.625%, 11/15/10                                      250,000         268,750
                                                                                   ----------
                                                                                      721,250
                                                                                   ----------
Telecommunications--Wireless--0.4%
INTELSAT, 7.625%, 4/15/12                                             500,000         509,929
                                                                                   ----------
Textile & Apparel--0.7%
Kellwood Co., 7.625%, 10/15/17                                      1,000,000         920,000
                                                                                   ----------

                                                                               Face Amount        Value +
------------------------------------------------------------------------------------------------------------
BONDS AND NOTES--continued

Utilities--Electric--4.6%
Commonwealth Edison Co., 4.750%, 12/01/11                    USD                   101,000     $    103,549
Empresa Nacional de Electricidad SA
  (Endesa), 7.875%, 2/01/27**                                                      400,000          297,788
Enersis SA, 7.400%, 12/01/16**                                                   3,300,000        2,301,793
Tenaga Nasional Berhad, 7.500%, 11/01/25 144A**                                  3,390,000        3,375,087
                                                                                               ------------
                                                                                                  6,078,217
                                                                                               ------------
TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $120,265,622)                                                                123,625,735
                                                                                               ------------
CONVERTIBLE BONDS--0.9% of net assets

Computer Hardware--0.0%
Maxtor Corp., 5.750%, 3/01/12                                                       70,000           46,200
                                                                                               ------------
Electronic Components--Semiconductors--0.4%
Analog Devices, Inc., 4.750%, 10/01/05                                             425,000          429,250
Richardson Electronics Ltd., 7.250%, 12/15/06                                       50,000           42,500
                                                                                               ------------
                                                                                                    471,750
                                                                                               ------------
Oil & Gas Exploration--0.5%
Devon Energy Corp., 4.900%, 8/15/08                                                200,000          204,000
Devon Energy Corp., 4.950%, 8/15/08                                                500,000          511,250
                                                                                               ------------
                                                                                                    715,250
                                                                                               ------------
Trucking & Freight--0.0%
Builders Transportation, Inc., 6.500%, 5/01/11^                                    129,000              161
                                                                                               ------------
TOTAL CONVERTIBLE BONDS
  (Identified Cost $1,267,622)                                                                    1,233,361
                                                                                               ------------
TOTAL BONDS AND NOTES
  (Identified Cost $121,533,244)                                                                124,859,096
                                                                                               ------------

                                                                                    Shares
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS--0.5% of net assets

Auto Components--0.3%
Magna International, Inc. Class A                                                    6,732          351,949
                                                                                               ------------
Energy Equipment & Services--0.1%
Diamond Offshore Drilling, Inc.                                                      8,641          167,722
                                                                                               ------------
Telecommunication Services--Diversified--0.1%
Loxley Public Co. Ltd.*                                                            457,326          105,163
                                                                                               ------------
TOTAL COMMON STOCKS
  (Identified Cost $920,680)                                                                        624,834
                                                                                               ------------
PREFERRED STOCKS--2.9% of net assets

NON-CONVERTIBLE PREFERRED STOCKS--1.2%

Real Estate Investment Trusts--0.0%
First Industrial Realty Trust, Inc., Series E, 7.900%                                 850           21,123
                                                                                               ------------


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             85

PORTFOLIO OF INVESTMENTS--as of March 31, 2003 (Unaudited)

                                                          Shares         Value +
--------------------------------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCKS--continued

Utilities--Electric--1.2%
Central Illinois Light Co., 4.500%                           100      $    6,920
Connecticut Light & Power Co., $2.20                         263           8,285
Dayton Power & Light Co., 3.750%                             701          44,163
Del Marva Power & Light Co., 4.000%                          350          20,267
Duquesne Light Co., 4.000%                                   300           7,905
MDU Resources Group, Inc., 5.100% 144A                       720          72,720
Northern Indiana Public Service Co., 4.250%                2,410         154,240
Pacific Gas & Electric Co., 5.500%^                          100           1,885
Pacific Gas & Electric Co., Series D, 5.000%^             25,100         433,728
PSI Energy, Inc., 4.320%                                     200           3,650
Public Service Electric & Gas Co., 4.080%                    400          27,600
San Diego Gas & Electric Co., 4.500%                         100           1,525
Southern California Edison Co., 4.240%                     5,700          84,075
Southern California Edison Co., 4.320%                    23,380         328,489
Southern California Edison Co., 4.780%                     8,000         120,800
Union Electric Co., $4.50                                  4,410         326,340
Xcel Energy, Inc., $4.08                                      50           2,849
Xcel Energy, Inc., $4.10                                     100           5,850
                                                                      ----------
                                                                       1,651,291
                                                                      ----------
TOTAL NON-CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $1,509,773)                                         1,672,414
                                                                      ----------
CONVERTIBLE PREFERRED STOCKS--1.7%

Building Materials--0.0%
Owens Corning, 6.500%^                                     2,500               0
                                                                      ----------
Financial Services--0.5%
Newell Financial Trust I, 5.250%                          15,000         695,625
                                                                      ----------
Forest & Paper Products--0.4%
International Paper Capital Trust, 5.250%                 10,000         480,000
                                                                      ----------
Oil & Gas Drilling Equipment--0.5%
EVI, Inc., 5.000%                                         13,925         701,472
                                                                      ----------
Real Estate Investment Trusts--0.3%
Equity Residential Properties Trust, 7.250%               14,350         358,606
                                                                      ----------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $1,886,826)                                         2,235,703
                                                                      ----------
TOTAL PREFERRED STOCKS
  (Identified Cost $3,396,599)                                         3,908,117
                                                                      ----------

                                                                            Face Amount        Value +
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--1.3% of net assets

Repurchase Agreement with State Street Corp., dated
3/31/03 at 0.500% to be repurchased at $1,696,024 on
4/01/03 collateralized by $2,615,000 U.S. Treasury Bond,
8.000% due 11/15/21 with a value of $1,736,975                  USD          1,696,000      $  1,696,000
                                                                                            ------------
TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $ 1,696,000)                                                                1,696,000
                                                                                            ------------
TOTAL INVESTMENTS--99.1%
  (Identified Cost $127,546,523)@                                                            131,088,047
  Cash and Other Assets, Less Liabilities--0.9%                                                1,129,007
                                                                                            ------------
NET ASSETS--100%                                                                            $132,217,054
                                                                                            ============

----------
+     See Note 1.
# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
**    Foreign issued security
^     Security in default
*     Non-income producing security
@ At March 31, 2003, the net unrealized appreciation on investments based on cost of $127,614,344 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $10,543,058 and $7,069,355 respectively, resulting in net unrealized appreciation of $3,473,703.

      Key to Abbreviations: AUD: Australian Dollar; CAD: Canadian Dollar; EUR:
      Euro; GBP: Great British Pound; NZD: New Zealand Dollar; NOK: Norwegian Krone; SEK: Swedish Krona; USD: United States Dollar; ZAR: South African Rand

                See accompanying notes to financial statements.


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             87

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2003 (Unaudited)

                                                                                                         Intermediate   Investment
                                              Benchmark      Core Plus                    Institutional    Duration        Grade
                                                Core           Fixed         Fixed           High           Fixed          Fixed
                                              Bond Fund     Income Fund    Income Fund    Income Fund    Income Fund    Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at value                         $ 35,138,428   $  7,192,491   $359,275,287   $ 65,500,079   $ 34,634,012   $129,392,047
Repurchase agreements at value                  1,334,000      1,742,000      3,647,000      2,775,000      5,194,000      1,696,000
Cash                                                  100             66          1,011            713            617        487,533
Foreign currency at value                               0              0        189,650         12,831              0        152,311
Receivable for:
  Securities sold                                 183,423              0        574,018        293,835              0      1,215,366
  Dividends and interest                          317,864         83,307      5,615,383      1,326,764        531,256      2,216,118
Due from the adviser                                    0          7,585         13,334          5,630          5,338          7,153
                                             ---------------------------------------------------------------------------------------
                                               36,973,815      9,025,449    369,315,683     69,914,852     40,365,223    135,166,528
                                             ---------------------------------------------------------------------------------------
Liabilities
Payable for:
  Securities purchased                                  0      1,506,095              0        741,814        804,243      1,935,098
  Fund shares redeemed                            150,000            237      2,710,000              0      4,000,000        925,000
  Foreign taxes                                         0              0          7,373         10,039              0              0
Accrued expenses:
  Management fees                                  11,002          1,785        156,585         34,385         10,059         45,270
  Trustees' fees                                      537            537            537            537            537            537
  Administrative fees                               1,134              0         11,612          2,050          1,204          4,225
  Other                                            24,453         14,566         80,635         22,131         15,587         39,344
                                             ---------------------------------------------------------------------------------------
                                                  187,126      1,523,220      2,966,742        810,956      4,831,630      2,949,474
                                             ---------------------------------------------------------------------------------------
Net Assets                                   $ 36,786,689   $  7,502,229   $366,348,941   $ 69,103,896   $ 35,533,593   $132,217,054
                                             =======================================================================================
Net Assets consist of:
Capital paid in                              $ 37,029,413   $  9,603,705   $390,486,921   $ 83,765,659   $ 34,888,868   $126,808,303
Undistributed net investment income (loss)        234,822         23,029      6,521,423      1,588,180        (18,836)       442,956
Accumulated net realized gain (loss)           (1,141,171)    (2,341,838)   (39,075,395)   (21,313,920)    (1,207,832)     1,409,236
Unrealized appreciation (depreciation) on:*
  Investments                                     663,625        216,770      8,385,897      5,059,107      1,871,393      3,541,524
  Foreign currency translations                         0            563         30,095          4,870              0         15,035
                                             ---------------------------------------------------------------------------------------
Net Assets                                   $ 36,786,689   $  7,502,229   $366,348,941   $ 69,103,896   $ 35,533,593   $132,217,054
                                             =======================================================================================
Institutional Class
Net assets                                   $ 36,756,029   $  7,502,229   $366,348,941   $ 69,103,896   $ 35,533,593   $132,217,054
Shares of beneficial interest
      outstanding, no par value                 3,510,374        792,466     31,726,658     12,057,882      3,595,200     10,890,917
Net asset value and redemption price         $      10.47   $       9.47   $      11.55   $       5.73   $       9.88   $      12.14

Retail Class
Net assets                                   $     19,717             --             --             --             --             --
Shares of beneficial interest
  outstanding, no par value                         1,885             --             --             --             --             --
Net asset value and redemption price         $      10.46             --             --             --             --             --

Admin Class
Net assets                                   $     10,943             --             --             --             --             --
Shares of beneficial interest outstanding,
  no par value                                      1,047             --             --             --             --             --
Net asset value and redemption price         $      10.45             --             --             --             --             --
Identified cost of investments               $ 35,808,803   $  8,717,721   $354,536,390   $ 63,215,972   $ 37,956,619   $127,546,523
Cost of foreign currency                     $          0   $          0   $    187,027   $     12,382   $          0   $    149,500

* Net of capital gain withholding taxes of $1,400 for Institutional High Income Fund.

                 See accompanying notes to financial statements.


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                        88 & 89

STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2003 (Unaudited)

                                                              Core Plus            Institutional Intermediate      Investment
                                                   Benchmark   Fixed                   High        Duration           Grade
                                                     Core      Income       Fixed     Income        Fixed             Fixed
                                                   Bond Fund    Fund     Income Fund   Fund       Income Fund      Income Fund
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends*                                          $      0   $      0   $   395,842   $   268,169   $        0   $    98,797
Interest                                             515,933    698,839    14,754,589     3,415,016    1,176,586     4,597,524
                                                    --------------------------------------------------------------------------
Total Income                                         515,933    698,839    15,150,431     3,683,185    1,176,586     4,696,321
                                                    --------------------------------------------------------------------------
Expenses
Management fees                                       31,110     39,993       916,950       184,436       60,656       265,459
12b-1 fees (Retail Class)                                 33          0             0             0            0             0
12b-1 fees (Admin Class)                                  14          0             0             0            0             0
Shareholder service fees (Admin Class)                    14          0             0             0            0             0
Trustees' fees and expenses                            3,018      3,018         3,018         3,018        3,018         3,018
Administrative fees (Note 3)                           3,629      4,000        64,187        10,759        7,077        23,228
Custodian and accounting fees                         33,071     24,308       125,111        38,082       28,691        56,882
Transfer Agent fees (Institutional Class)              9,215      9,376        20,646        10,653        9,843        11,828
Transfer Agent fees (Retail Class)                     6,553          0             0             0            0             0
Transfer Agent fees (Admin Class)                      6,469          0             0             0            0             0
Audit and tax services fees                           16,323     18,251        80,964        21,854       16,036        37,686
Registration fees                                     20,291      4,945         8,479         7,784        7,766         5,643
Printing fees                                          1,997      3,535        37,798         3,100        2,560        13,438
Legal fees                                               965      1,126        12,862           900          527         4,328
Other expenses                                         1,554      1,685         6,205         1,644        1,522         2,866
                                                    ==========================================================================
Total expenses                                       134,256    110,237     1,276,220       282,230      137,696       424,376
Less expenses waived and reimbursed
  by the investment adviser                          (87,529)   (58,817)      (84,185)      (51,685)     (46,712)      (59,370)
                                                    --------------------------------------------------------------------------
Net expenses                                          46,727     51,420     1,192,035       230,545       90,984       365,006
                                                    --------------------------------------------------------------------------
Net investment income                                469,206    647,419    13,958,396     3,452,640    1,085,602     4,331,315
                                                    --------------------------------------------------------------------------
Net Realized Gain (Loss) on:
Investments                                          162,825    248,326    (7,376,515)   (3,864,184)    (745,562)    1,836,624
Foreign currency transactions                              0        287       158,966        10,969            0        82,950
                                                    --------------------------------------------------------------------------
Total net realized gain (loss)                       162,825    248,613    (7,217,549)   (3,853,215)    (745,562)    1,919,574
                                                    --------------------------------------------------------------------------
Change in Unrealized Appreciation
  (Depreciation) on:
Investments                                         (215,536)    78,234    43,818,540    13,285,918    1,927,416     5,978,063
Foreign currency translations                              0        824        13,889         1,702            0         8,043
                                                    --------------------------------------------------------------------------
Total net change in unrealized
  appreciation (depreciation)                       (215,536)    79,058    43,832,429    13,287,620    1,927,416     5,986,106
                                                    --------------------------------------------------------------------------
Total net realized gain (loss) and
  change in unrealized appreciation (depreciation)   (52,711)   327,671    36,614,880     9,434,405    1,181,854     7,905,680
                                                    --------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  from Operations                                   $416,495   $975,090   $50,573,276   $12,887,045   $2,267,456   $12,236,995
                                                    ==========================================================================

* Net of foreign withholding taxes of $24,866, $23,757 and $687 for the Fixed Income, Institutional High Income and Investment Grade Fixed Income Funds, respectively.

                See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                        90 & 91

STATEMENTS OF CHANGES IN NET ASSETS

Benchmark Core Bond Fund

                                                                               Six Months Ended                Year Ended
                                                                           March 31, 2003 (Unaudited)       September 30, 2002
-------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                           $    469,206                  $  1,007,139
Net realized gain (loss)                                                             162,825                      (273,346)
Change in unrealized appreciation (depreciation)                                    (215,536)                      461,682
                                                                                ------------------------------------------
Increase (decrease) in net assets from operations                                    416,495                     1,195,475
                                                                                ------------------------------------------
From Distributions to Shareholders
Institutional Class
Net investment income                                                               (657,294)                   (1,475,272)

Retail Class
Net investment income                                                                   (619)                            0

Admin Class
Net investment income                                                                   (377)                            0
                                                                                ------------------------------------------
Total distributions                                                                 (658,290)                   (1,475,272)
                                                                                ------------------------------------------
From Capital Share Transactions (Note 6)
Increase (decrease) in net assets from capital share transactions                 19,410,215                     1,421,671
                                                                                ------------------------------------------
Total increase (decrease) in net assets                                           19,168,420                     1,141,874

Net Assets
Beginning of the period                                                           17,618,269                    16,476,395
                                                                                ------------------------------------------
End of the period                                                               $ 36,786,689                  $ 17,618,269
                                                                                ==========================================
Undistributed Net Investment Income
End of the period                                                               $    234,822                  $    423,906
                                                                                ==========================================

Core Plus Fixed Income Fund

                                                                              Six Months Ended                Year Ended
                                                                          March 31, 2003 (Unaudited)      September 30, 2002
-----------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                           $    647,419                $  2,390,717
Net realized gain (loss)                                                             248,613                  (2,255,542)
Change in unrealized appreciation (depreciation)                                      79,058                    (207,779)
                                                                                ----------------------------------------
Increase (decrease) in net assets from operations                                    975,090                     (72,604)
                                                                                ----------------------------------------
From Distributions to Shareholders
Net investment income                                                               (924,300)                 (2,988,027)
Net realized gain on investments                                                           0                    (307,596)
                                                                                ----------------------------------------
Total distributions                                                                 (924,300)                 (3,295,623)
                                                                                ----------------------------------------
From Capital Share Transactions (Note 6)
Increase (decrease) in net assets from capital share transactions                (25,211,351)                 (3,483,112)
                                                                                ----------------------------------------
Total increase (decrease) in net assets                                          (25,160,561)                 (6,851,339)

Net Assets
Beginning of the period                                                           32,662,790                  39,514,129
                                                                                ----------------------------------------
End of the period                                                               $  7,502,229                $ 32,662,790
                                                                                ========================================
Undistributed Net Investment Income
End of the period                                                               $     23,029                $    299,910
                                                                                ========================================

                See accompanying notes to financial statements.

Fixed Income Fund

                                                                               Six Months Ended                Year Ended
                                                                          March 31, 2003 (Unaudited)       September 30, 2002
-----------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                           $  13,958,396                $  30,975,116
Net realized gain (loss)                                                           (7,217,549)                 (24,102,176)
Change in unrealized appreciation (depreciation)                                   43,832,429                   18,809,947
                                                                                ------------------------------------------
Increase (decrease) in net assets from operations                                  50,573,276                   25,682,887
                                                                                ------------------------------------------
From Distributions to Shareholders
Net investment income                                                             (29,163,220)                 (35,540,100)
                                                                                ------------------------------------------
From Capital Share Transactions (Note 6)
Increase (decrease) in net assets from capital share transactions                 (27,202,588)                 (38,092,395)
                                                                                ------------------------------------------
Total increase (decrease) in net assets                                            (5,792,532)                 (47,949,608)

Net Assets
Beginning of the period                                                           372,141,473                  420,091,081
                                                                                ------------------------------------------
End of the period                                                               $ 366,348,941                $ 372,141,473
                                                                                ==========================================
Undistributed Net Investment Income
End of the period                                                               $   6,521,423                $  21,726,247
                                                                                ==========================================

Institutional High Income Fund

                                                                                 Six Months Ended               Year Ended
                                                                            March 31, 2003 (Unaudited)      September 30, 2002
------------------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                             $  3,452,640                $  3,811,122
Net realized gain (loss)                                                            (3,853,215)                 (9,947,180)
Change in unrealized appreciation (depreciation)                                    13,287,620                   3,615,699
                                                                                  ----------------------------------------
Increase (decrease) in net assets from operations                                   12,887,045                  (2,520,359)
                                                                                  ----------------------------------------
From Distributions to Shareholders
Net investment income                                                               (2,101,149)                 (7,295,149)
                                                                                  ----------------------------------------
From Capital Share Transactions (Note 6)
Increase (decrease) in net assets from capital share transactions                    1,263,014                  34,898,589
Redemption fees                                                                             19                           0
                                                                                  ----------------------------------------
Total increase (decrease) in net assets                                             12,048,929                  25,083,081

Net Assets
Beginning of the period                                                             57,054,967                  31,971,886
                                                                                  ----------------------------------------
End of the period                                                                 $ 69,103,896                $ 57,054,967
                                                                                  ========================================
Undistributed Net Investment Income
End of the period                                                                 $  1,588,180                $    236,689
                                                                                  ========================================

                See accompanying notes to financial statements.


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             93

STATEMENTS OF CHANGES IN NET ASSETS

Intermediate Duration Fixed Income Fund

                                                                           Six Months Ended             Year Ended
                                                                      March 31, 2003 (Unaudited)    September 30, 2002
----------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                        $  1,085,602             $  1,560,821
Net realized gain (loss)                                                         (745,562)                (447,953)
Change in unrealized appreciation (depreciation)                                1,927,416                 (793,777)
                                                                             -------------------------------------
Increase (decrease) in net assets from operations                               2,267,456                  319,091
                                                                             -------------------------------------
From Distributions to Shareholders
Net investment income                                                          (1,179,669)              (1,565,899)
Net realized gain on investments                                                        0                  (20,901)
                                                                             -------------------------------------
Total distributions                                                            (1,179,669)              (1,586,800)
                                                                             -------------------------------------
From Capital Share Transactions (Note 6)
Increase (decrease) in net assets from capital share transactions              (6,288,654)              18,434,323
                                                                             -------------------------------------
Total increase (decrease) in net assets                                        (5,200,867)              17,166,614

Net Assets
Beginning of the period                                                        40,734,460               23,567,846
                                                                             -------------------------------------
End of the period                                                            $ 35,533,593             $ 40,734,460
                                                                             =====================================
Undistributed Net Investment Income (Loss)
End of the period                                                            $    (18,836)            $     75,231
                                                                             =====================================

Investment Grade Fixed Income Fund

                                                                            Six Months Ended              Year Ended
                                                                        March 31, 2003 (Unaudited)   September 30, 2002
----------------------------------------------------------------------------------------------------------------------
From Operations
Net investment income                                                        $   4,331,315             $  10,003,151
Net realized gain (loss)                                                         1,919,574                  (100,178)
Change in unrealized appreciation (depreciation)                                 5,986,106                 4,592,433
                                                                             ---------------------------------------
Increase (decrease) in net assets from operations                               12,236,995                14,495,406
                                                                             ---------------------------------------
From Distributions to Shareholders
Net investment income                                                           (5,356,627)               (8,536,793)
Net realized gain on investments                                                  (510,543)                 (820,356)
                                                                             ---------------------------------------
Total distributions                                                             (5,867,170)               (9,357,149)
                                                                             ---------------------------------------
From Capital Share Transactions (Note 6)
Increase (decrease) in net assets from capital share transactions              (10,194,447)              (17,264,839)
                                                                             ---------------------------------------
Total increase (decrease) in net assets                                         (3,824,622)              (12,126,582)

Net Assets
Beginning of the period                                                        136,041,676               148,168,258
                                                                             ---------------------------------------
End of the period                                                            $ 132,217,054             $ 136,041,676
                                                                             =======================================
Undistributed Net Investment Income
End of the period                                                            $     442,956             $   1,468,268
                                                                             =======================================

                See accompanying notes to financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             95

FINANCIAL HIGHLIGHTS

                                                Income (Loss) from Investment Operations                 Less Distributions
                                              ---------------------------------------------      ---------------------------------
                                  Net asset                    Net realized                         Dividends        Distributions
                                   value,         Net         and unrealized     Total from           from             from net
                                  beginning    investment     gain (loss) on     investment      net investment        realized
                                  of period   income (loss)     investments      operations          income          capital gains
------------------------------------------------------------------------------------------------------------------------------------
Benchmark Core Bond Fund
Institutional Class
3/31/2003(f)                       $10.59       $ 0.23(d)         $ 0.06          $ 0.29             $(0.41)               $--
9/30/2002+                          10.80         0.60(d)           0.09            0.69              (0.90)                --
9/30/2001                           10.51         0.71(d)           0.47            1.18              (0.89)                --
9/30/2000                           10.55         0.69(d)          (0.12)           0.57              (0.61)                --
9/30/1999                           11.49         0.61             (0.76)          (0.15)             (0.64)             (0.15)
9/30/1998(g)                        10.66         0.50              0.33            0.83                 --              (0.00(e)
12/31/1997                          10.14         0.39              0.55            0.94              (0.39)             (0.03)

Retail Class
3/31/2003(f)                        10.58         0.24(d)           0.03            0.27              (0.39)                --
9/30/2002*+                         10.04         0.20(d)           0.34            0.54                 --                 --

Admin Class
3/31/2003(f)                        10.57         0.22(d)           0.03            0.25              (0.37)                --
9/30/2002*+                         10.04         0.19(d)           0.34            0.53                 --                 --

Core Plus Fixed Income Fund
Institutional Class
3/31/2003(f)                       $ 9.43       $ 0.27(d)         $ 0.18          $ 0.45             $(0.41)               $--
9/30/2002++                         10.30         0.62(d)          (0.64)          (0.02)             (0.77)             (0.08)
9/30/2001**                         10.00         0.20(d)           0.10            0.30                 --                 --

Fixed Income Fund
Institutional Class
3/31/2003(f)                       $10.95       $ 0.43(d)         $ 1.12          $ 1.55             $(0.95)               $--
9/30/2002+++                        11.23         0.87(d)          (0.15)           0.72              (1.00)                --
9/30/2001                           11.95         0.96(d)          (0.78)           0.18              (0.90)                --
9/30/2000                           12.09         0.99(d)          (0.30)           0.69              (0.83)                --
9/30/1999                           12.47         0.97             (0.27)           0.70              (0.82)             (0.26)
9/30/1998(g)                        12.59         0.57             (0.62)          (0.05)                --              (0.07)
12/31/1997                          12.08         0.72              0.89            1.61              (0.75)             (0.35)

Institutional High Income Fund
Institutional Class
3/31/2003(f)                       $ 4.81       $ 0.29(d)         $ 0.81          $ 1.10             $(0.18)               $--
9/30/2002++++                        6.50         0.68(d)          (0.96)          (0.28)             (1.41)                --
9/30/2001                            8.33         0.91(d)          (1.93)          (1.02)             (0.81)                --
9/30/2000                            8.40         0.94(d)          (0.11)           0.83              (0.90)                --
9/30/1999                            8.41         0.95              0.35            1.30              (1.07)             (0.24)
9/30/1998(g)                        10.04         0.77             (2.31)          (1.54)                --              (0.09)
12/31/1997                          10.16         0.70              0.20            0.90              (0.71)             (0.31)

+As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Institutional, Retail and Admin Classes was a decrease to net investment income by $0.03, $0.03 and $0.03 per share, respectively, an increase to net realized and unrealized gain (loss) on investments by $0.03, $0.03 and $0.03 per share, respectively and a decrease to the ratio of net investment income to average net assets from 6.10% to 5.77%, 5.39% to 4.60% and 5.11% to 4.33% respectively, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. ++As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund was a decrease to net investment income by $0.03 per share and an increase to net realized and unrealized gain (loss) on investments by $0.03 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.66% to 6.27% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. +++As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized

                See accompanying notes to financial statements.

                                     Less
                                 Distributions                                             Ratios to Average Net Assets
                                 -------------                                     ------------------------------------------------
                                                 Net asset             Net assets,                                Net
                                                  value,                 end of                                investment Portfolio
                                     Total        end of    Total        period        Net           Gross       income    turnover
                                 distributions    period   return(a)      (000)    expenses(b)(c)  expenses(c)  (loss)(c)    rate
------------------------------------------------------------------------------------------------------------------------------------
Benchmark Core Bond Fund
Institutional Class
3/31/2003(f)                       $(0.41)        $10.47      2.8%      $ 36,756       0.45%          1.17%       4.52%       51%
9/30/2002+                          (0.90)         10.59      6.9         17,594       0.45           1.28        5.77        94
9/30/2001                           (0.89)         10.80     11.9         16,476       0.47           1.08        6.78        85
9/30/2000                           (0.61)         10.51      5.8         16,107       0.53           0.90        6.74        69
9/30/1999                           (0.79)         10.55     (1.4)        22,584       0.65           1.15        6.14        29
9/30/1998(g)                        (0.00)(e)      11.49      7.8         19,341       0.65           1.27        6.08        45
12/31/1997                          (0.42)         10.66      9.2         16,110       0.65           1.80        6.34        59

Retail Class
3/31/2003(f)                        (0.39)         10.46      2.6             20       0.70          49.48        4.57        51
9/30/2002*+                            --          10.58      5.4             13       0.70         214.46        4.60        94

Admin Class
3/31/2003(f)                        (0.37)         10.45      2.4             11       0.95         122.44        4.26        51
9/30/2002*+                            --          10.57      5.3             11       0.95         217.13        4.33        94

Core Plus Fixed Income Fund
Institutional Class
3/31/2003(f)                       $(0.41)        $ 9.47      4.9%      $  7,502       0.45%          0.96%       5.67%       35%
9/30/2002++                         (0.85)          9.43     (0.2)        32,663       0.45           0.80        6.27       104
9/30/2001**                            --          10.30      3.0         39,514       0.45           1.18        6.80        21

Fixed Income Fund
Institutional Class
3/31/2003(f)                       $(0.95)        $11.55     14.7%      $366,349       0.65%          0.70%       7.61%       13%
9/30/2002+++                        (1.00)         10.95      6.7        372,141       0.65           0.70        7.87        21
9/30/2001                           (0.90)         11.23      1.6        420,091       0.65           0.68        8.39        24
9/30/2000                           (0.83)         11.95      5.9        427,730       0.63           0.63        8.34        19
9/30/1999                           (1.08)         12.09      5.8        298,007       0.64           0.64        8.30        22
9/30/1998(g)                        (0.07)         12.47     (0.4)       248,329       0.65           0.68        7.37        31
12/31/1997                          (1.10)         12.59     13.4        173,048       0.65           0.70        7.56        41

Institutional High Income Fund
Institutional Class
3/31/2003(f)                       $(0.18)        $ 5.73     23.3%      $ 69,104       0.75%          0.92%      11.23%       20%
9/30/2002++++                       (1.41)          4.81     (6.0)        57,055       0.75           1.10       11.61        32
9/30/2001                           (0.81)          6.50    (12.6)        31,972       0.75           1.03       12.64        43
9/30/2000                           (0.90)          8.33     10.2         39,619       0.75           1.03       11.22        28
9/30/1999                           (1.31)          8.40     16.8         25,484       0.75           1.15       12.22        57
9/30/1998(g)                        (0.09)          8.41    (15.5)        28,742       0.75           1.12       10.69        39
12/31/1997                          (1.02)         10.04      8.8         28,872       0.75           1.17        8.82        94

and unrealized gain (loss) was less than $0.01 per share. The ratio of net investment income to average net assets for the Fund remained unchanged. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. ++++As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $0.01 per share. The ratio of net investment income to average net assets for the Fund increased from 11.60% to 11.61% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. *From commencement of class operations on May 1, 2002 through September 30, 2002. **From commencement of fund operations on June 18, 2001 through September 30, 2001. (a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c)Annualized for periods less than one year. (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period. (e)Amount is less than $0.01 per share. (f)For the six months ended March 31, 2003 (Unaudited). (g)For the nine months ended September 30, 1998.

                 See accompanying notes to financial statements.


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             97

FINANCIAL HIGHLIGHTS

                                                         Income (Loss) from Investment Operations           Less Distributions
                                                      ----------------------------------------------   -----------------------------
                                        Net asset                      Net realized                       Dividends    Distributions
                                         value,           Net         and unrealized      Total from        from          from
                                        beginning      investment      gain (loss) on     investment   net investment    realized
                                        of period     income (loss)     investments       operations       income      capital gains
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Duration Fixed Income Fund

Institutional Class
3/31/2003(f)                              $ 9.62         $ 0.26(d)        $ 0.28            $ 0.54         $(0.28)       $   --
9/30/2002+                                 10.13           0.60(d)         (0.50)             0.10          (0.60)        (0.01)
9/30/2001                                   9.55           0.64(d)          0.57              1.21          (0.63)           --
9/30/2000                                   9.53           0.62             0.01              0.63          (0.61)           --
9/30/1999                                   9.87           0.61            (0.26)             0.35          (0.69)           --
9/30/1998*                                 10.00           0.41            (0.22)             0.19          (0.32)           --

Investment Grade Fixed Income Fund
Institutional Class
3/31/2003(f)                              $11.56         $ 0.38(d)        $ 0.73            $ 1.11         $(0.48)       $(0.05)
9/30/2002++                                11.16           0.77(d)          0.35              1.12          (0.66)        (0.06)
9/30/2001                                  11.00           0.81(d)          0.15              0.96          (0.79)        (0.01)
9/30/2000                                  11.02           0.82             0.00(e)           0.82          (0.79)        (0.05)
9/30/1999                                  11.42           0.81            (0.27)             0.54          (0.82)        (0.12)
9/30/1998(g)                               12.06           0.61            (0.60)             0.01          (0.63)        (0.02)
12/31/1997                                 11.81           0.83             0.37              1.20          (0.81)        (0.14)

+As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund was a decrease to net investment income by $0.01 per share and an increase to net realized and unrealized gain (loss) on investments by $0.01 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.23% to 6.13% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. ++As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change to the Fund's net investment income and net realized and unrealized gain (loss) was less than $0.01 per share. The ratio of net investment income to average net assets for the Fund decreased from 6.77% to 6.76% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation. *From commnecement of Fund operations on January 28, 1998 through September 30, 1998.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c)Annualized for periods less than one year. (d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period. (e)Amount is less than $0.01 per share. (f)For the six months ended March 31, 2003 (Unaudited). (g)For the nine months ended September 30, 1998.

                 See accompanying notes to financial statements.

                               Less
                           Distributions                                           Ratios to Average Net Assets
                           -------------                                    -------------------------------------------
                                          Net asset            Net assets,
                                           value,                end of                                     Net          Portfolio
                               Total       end of     Total      period         Net          Gross       investment      turnover
                           distributions   period    return(a)    (000)     expenses(b)(c) expenses(c)  income (loss)(c)   rate
-----------------------------------------------------------------------------------------------------------------------------------
Intermediate Duration
  Fixed Income Fund

Institutional Class
3/31/2003(f)                   $(0.28)     $ 9.88       5.7%    $ 35,534        0.45%        0.68%         5.37%           26%
9/30/2002+                      (0.61)       9.62       1.0       40,734        0.45         0.83          6.13            24
9/30/2001                       (0.63)      10.13      13.0       23,568        0.48         0.89          6.48            19
9/30/2000                       (0.61)       9.55       6.9       20,580        0.55         0.99          6.65            20
9/30/1999                       (0.69)       9.53       3.6       14,371        0.55         1.18          6.27            35
9/30/1998*                      (0.32)       9.87       1.9       11,054        0.55         1.33          6.05            74

Investment Grade
  Fixed Income Fund
  Institutional Class
3/31/2003(f)                   $(0.53)     $12.14       9.8%    $132,217        0.55%        0.64%         6.53%           15%
9/30/2002++                     (0.72)      11.56      10.4      136,042        0.55         0.64          6.76            20
9/30/2001                       (0.80)      11.16       9.0      148,168        0.55         0.62          7.25            14
9/30/2000                       (0.84)      11.00       7.7      153,412        0.55         0.58          7.45            18
9/30/1999                       (0.94)      11.02       4.8      146,757        0.55         0.59          7.15            18
9/30/1998(g)                    (0.65)      11.42       0.0      119,084        0.55         0.65          6.85            31
12/31/1997                      (0.95)      12.06      10.6       82,964        0.55         0.69          6.97            58

                See accompanying notes to financial statements.


LOOMIS SAYLES INVESTMENT TRUST FIXED INCOME FUNDS                             99

NOTES TO FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

1. Loomis Sayles Funds (the "LSF Trust") and Loomis Sayles Investment Trust (the "LSIT Trust") (collectively, the "Trusts") consist predominately of no-load mutual funds. The Trusts are authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Each Trust is a diversified, open-end management company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act") and the interests in each Trust are registered under the Securities Act of 1933 (the "1933 Act"). Shares in the LSIT Trust were first registered under the 1933 Act effective March 7, 1997 (subsequent to its commencement of investment operations.) The LSF Trust and LSIT Trust were organized as Massachusetts business trusts on February 20, 1991 and December 23, 1993, respectively.

Information presented in these financial statements pertains only to the Fixed Income Funds set forth below (except for the Loomis Sayles Managed Bond Fund) (each a "Fund," and collectively, the "Funds"). The financial statements for each of the Equity Funds and the Loomis Sayles Managed Bond Fund are presented in separate reports.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

The Loomis Sayles Funds consists of the following Funds:

Fixed Income Funds                                         Equity Funds
Loomis Sayles Bond Fund                                    Loomis Sayles Aggressive Growth Fund
Loomis Sayles Global Bond Fund                             Loomis Sayles Growth Fund
Loomis Sayles Investment Grade Bond Fund                   Loomis Sayles International Equity Fund
Loomis Sayles Managed Bond Fund                            Loomis Sayles Research Fund
Loomis Sayles U.S. Government Securities Fund              Loomis Sayles Small Cap Growth Fund
                                                           Loomis Sayles Small Cap Value Fund
                                                           Loomis Sayles Value Fund
                                                           Loomis Sayles Worldwide Fund

The Loomis Sayles Bond Fund offers Institutional, Retail, and Admin Class Shares. The Loomis Sayles Global Bond Fund offers Institutional and Retail Class shares. The Loomis Sayles Investment Grade Bond Fund offers Institutional, Retail, Admin and J Class shares. The Loomis Sayles U.S. Government Securities Fund only offers Institutional Class shares.

Purchases of the Loomis Sayles Investment Grade Bond Fund J Class shares are only offered to non-U.S. investors and are subject to a maximum sales charge of 3.50%.

The Loomis Sayles Investment Trust consists of the following Funds:

Fixed Income Funds                                         Equity Funds
Loomis Sayles Benchmark Core Bond Fund                     Loomis Sayles Mid Cap Growth Fund
Loomis Sayles Core Plus Fixed Income Fund                  Loomis Sayles Provident Fund
Loomis Sayles Fixed Income Fund                            Loomis Sayles Small Company Growth Fund
Loomis Sayles Institutional High Income Fund
Loomis Sayles Intermediate Duration Fixed Income Fund
Loomis Sayles Investment Grade Fixed Income Fund

The LSIT Trust Fixed Income Funds offer Institutional Class shares. The Benchmark Core Bond Fund also offers Retail and Admin Class shares.

Shares of each Class represent an equal proportionate interest in the assets of the relevant fund and generally have the same voting privileges. Institutional, Retail, Admin and J Classes differ with respect to distribution and certain other class-specific expenses and expense reductions.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

A. Security Valuation| Debt securities for which market quotations are readily available are generally valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, at the closing bid price. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available (including restricted securities, if any) are fair valued in good faith using consistently applied procedures under the general supervision of the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are valued at fair value taking such events into account.

B. Repurchase Agreement| The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral held be at least equal to 102% of the repurchase price including accrual interest. These securities are marked-to-market daily. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, the Funds may be delayed or prevented from recovering the collateral.

C. Foreign Currency Translation and Foreign Investments| The books and records of each of the Funds (including those Funds that invest in foreign investments) are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in foreign currencies is translated into U.S. dollar amounts based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Certain Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund (except the U.S. Government Securities Fund) may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

D. Forward Foreign Currency Exchange Contracts| Each Fund that may invest in foreign investments may enter into forward foreign currency exchange contracts to protect its investments against future changes in foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contracts will fluctuate with changes in currency exchange rates. The contracts are marked-to-market daily using the forward currency exchange rates and the changes in market value are recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when a contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Forward foreign currency exchange contracts expose the Funds to the risk that the counterparties will be unable or unwilling to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. At March 31, 2003, there were no open forward foreign currency exchange contracts.

E. Security Transactions, Related Investment Income and Expenses| Security transactions are accounted for as of the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration, net of foreign withholding taxes where applicable. Interest income is recorded on the accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Discounts on zero coupon bonds, original issue discount bonds, step bonds and payment-in-kind bonds are accreted according to the effective interest method and premiums are amortized using the yield-to-maturity method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.


NOTES                                                                        101

March 31, 2003 (Unaudited)

Many expenses of the Trusts can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds based on relative net assets or allocated among the Funds evenly. Investment income, realized and unrealized gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

F. Federal Income Taxes| Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

G. Dividends and Distributions to Shareholders| LSF Trust: The Loomis Sayles Investment Grade Bond Fund declares and pays its net investment income to shareholders monthly. The Loomis Sayles Bond and U.S. Government Securities Funds declare and pay their net investment income quarterly. The Loomis Sayles Global Bond Fund declares and pays its net investment income to shareholders annually.

LSIT Trust: The Loomis Sayles Core Plus Fixed Income, Intermediate Duration Fixed Income and Investment Grade Fixed Income Funds declare and pay their net investment income monthly. The Loomis Sayles Benchmark Core Bond, Fixed Income and Institutional High Income Funds declare and pay their net investment income to shareholders annually.

Distributions from net realized capital gains are declared and paid on an annual basis by all of the Funds. Income and capital gains distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences, which may result in reclassifications to a Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, foreign currency transactions, capital loss carryforwards, deferred losses due to wash sales, defaulted bond interest, excise tax regulations, securities contributed in-kind, net operating losses and distributions from real estate investment trusts. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Distributions to shareholders are recorded on the ex-dividend date.

2. Portfolio Security Transactions| The cost of purchases and proceeds from sales and maturities of securities other than short-term investments for each Fund for the six months ended March 31, 2003 were as follows:

Loomis Sayles Funds                             Purchases                             Sales
                                   U.S. Government         Other       U.S. Government        Other
Bond Fund                            $ 65,040,492      $367,516,584      $ 41,010,138      $223,053,688
Global Bond Fund                       13,144,654        43,179,857         8,541,382        26,177,941
Investment Grade Bond Fund              9,265,650        25,738,222        15,487,585        22,485,532
U.S. Government Securities Fund         1,551,566                 0         2,344,620                 0

Loomis Sayles Investment Trust                    Purchases                           Sales
                                      U.S. Government       Other       U.S. Government        Other
Benchmark Core Bond Fund                $23,115,473      $ 8,313,048      $ 9,142,864      $ 2,007,322
Core Plus Fixed Income Fund               5,780,474        1,835,330       14,570,619       15,236,731
Fixed Income Fund                         2,730,910       44,315,654        6,910,734       81,159,981
Institutional High Income Fund                    0       12,929,334                0       11,688,673
Intermediate Duration
   Fixed Income Fund                      6,357,105        3,429,429        2,212,437       10,842,231
Investment Grade Fixed Income Fund        1,632,920       18,355,639                0       33,963,266

3. Management Fees and Other Transactions with Affiliates| During the six months ended March 31, 2003, the Funds incurred management fees payable to Loomis Sayles. Separate management agreements for each Fund in effect during the six months ended March 31, 2003 provided for fees at the following annual percentage rate of each Fund's average daily net assets indicated below. Loomis Sayles has contractually agreed, until February 1, 2004, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund, to the following percentage rate of the Fund's average daily net assets:

                                                                    Maximum Expense Ratios
                                                    ------------------------------------------------------
                                      Management    Institutional     Retail          Admin            J
Loomis Sayles Funds                      Fees           Class          Class          Class          Class
Bond Fund                                0.60%          0.75%          1.00%          1.25%            --
Global Bond Fund                         0.60%          0.90%          1.15%            --             --
Investment Grade Bond Fund               0.40%          0.55%          0.80%          1.05%          1.30%
U.S. Government Securities Fund          0.30%          0.50%            --             --             --

                                                                     Maximum Expense Ratios
                                                            ---------------------------------------
                                              Management    Institutional     Retail          Admin
Loomis Sayles Investment Trust                   Fees           Class          Class          Class
Benchmark Core Bond Fund                         0.30%          0.45%          0.70%          0.95%
Core Plus Fixed Income Fund                      0.35%          0.45%            --             --
Fixed Income Fund                                0.50%          0.65%            --             --
Institutional High Income Fund                   0.60%          0.75%            --             --
Intermediate Duration Fixed Income Fund          0.30%          0.45%            --             --
Investment Grade Fixed Income Fund               0.40%          0.55%            --             --

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P., whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignations group.

Retail and Admin Class shares of the Funds are subject to distribution fees payable to Loomis Sayles Distributors, L.P. (the "Distributor", a subsidiary of Loomis Sayles) at an annual rate of 0.25% of the respective Class' average daily net assets, pursuant to distribution plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 ("Rule 12b-1"). Admin Class shares may pay a shareholder service fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares. The J Class shares are subject to a shareholder service fee at an annual rate of 0.25% and a distribution fee payable to the Distributor at an annual rate of 0.50% of the respective Class' average net assets, pursuant to a shareholder service and distribution plan adopted under Rule 12b-1. Retail, Admin and J Class shares have exclusive voting rights with respect to their distribution plans.

The LSIT Trust has entered into a distribution agreement with Loomis Sayles Distributors, L.P. Pursuant to this agreement, Loomis Sayles Distributors, L.P. serves as a principal underwriter of the various funds of the LSIT Trust and receives no fee under this agreement, except for the Benchmark Core Bond Fund which pays distribution fees related to its Retail and Admin Class shares.

On November 6, 2002, the Board of Trustees approved CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. to act as transfer and shareholder servicing agent for the Funds effective on February 3, 2003. CIS has subcontracted with National Financial Data services ("NFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Institutional, Retail and Admin Classes pay service fees monthly representing the amount based on the following calculations:

Loomis Sayles Funds

Each Fund will pay the greater of: $15,000 or 0.026% of average daily net assets, subject however to the minimum aggregate fee set forth as follows: If the aggregate fees for all Loomis Sayles Funds payable do not equal or exceed $54,167 in any single month, the Loomis Sayles Funds will pay the minimum aggregate fee of $54,167 ($650,000 annually). Any such amount required to achieve the minimum aggregate fee will be allocated to all of the Funds based on the percentage of net assets each Fund represents of the total assets. CIS is also reimbursed by the Funds for out-of-pocket expenses. For the period from February 3, 2003 through March 31, 2003, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                                                         Amount
Bond Fund                                                               $ 33,083
Global Bond Fund                                                           1,741
Investment Grade Bond Fund                                                 1,265
U.S. Government Securities Fund                                            1,272

Loomis Sayles Investment Trust

Each Fund will pay the greater of: $12,000 or 0.01% of average daily net assets, subject however to the minimum aggregate fee set forth as follows: If the aggregate fees for all Loomis Sayles Investment Trust Funds payable do not equal or exceed $8,334 in any single month, the Loomis Sayles Investment Trust will pay the minimum aggregate fee of $8,334 ($100,000 annually). Any such amount required to achieve the minimum aggregate fee will be allocated to all of the Funds based on the percentage of net assets each Fund represents of the total assets. CIS is also reimbursed by the Funds for out-of-pocket expenses. For the period from February 3, 2003, through March 31, 2003, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                                                          Amount
Benchmark Core Bond Fund                                                 $ 1,000
Core Plus Fixed Income Fund                                                1,000
Fixed Income Fund                                                          2,839
Institutional High Income Fund                                             1,000
Intermediate Duration Fixed Income Fund                                    1,000
Investment Grade Fixed Income Fund                                         1,044


NOTES                                                                        103

March 31, 2003 (Unaudited)

The Institutional and Retail Class shares of the Funds may pay sub-transfer agency fees to brokers and other shareholder representatives with respect to such shares held in omnibus accounts by brokers or representatives for the benefit of their customers. These fees will not exceed the amounts that the Funds would expect to pay to the Transfer Agent if such a transfer agent were to hold their customers' Fund shares directly. As of March 31, 2003, there was no sub-transfer agency fees paid under this arrangement.

Loomis Sayles charges the Funds an administrative fee related to Loomis Sayles' performance of certain accounting and administrative services. For the six months ended March 31, 2003, the following amounts were incurred by the Funds:

Loomis Sayles Funds                                                      Amount
Bond Fund                                                              $ 244,759
Global Bond Fund                                                          11,909
Investment Grade Bond Fund                                                39,800
U.S. Government Securities Fund                                            2,161

Loomis Sayles Investment Trust                                           Amount
Benchmark Core Bond Fund                                               $   3,629
Core Plus Fixed Income Fund                                                4,000
Fixed Income Fund                                                         64,187
Institutional High Income Fund                                            10,759
Intermediate Duration Fixed Income Fund                                    7,077
Investment Grade Fixed Income Fund                                        23,228

A. Trustees Fees and Expenses| The Trusts do not pay any compensation directly to their officers or trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Asset Management North America, L.P. or their affiliates. The Trusts pay each independent trustee a $20,000 annual retainer fee and a $5,000 fee per in person meeting. Prior to November 6, 2002, each independent trustee of the LSF Trust was compensated by the LSF Trust on behalf of each Fund at the rate of $1,250 per Fund per year and was reimbursed for travel expenses in connection with attendance at meetings. Prior to November 6, 2002, each independent trustee of the LSIT Trust was compensated by the LSIT Trust at the rate of $10,000 per year and was reimbursed for travel expenses in connection with attendance at meetings.

At a special meeting held on May 14, 2003, the shareholders of the Trust approved the nomination of the Trustees of the CDC Nvest Funds as additional Trustees of the Trusts. CDC Nvest Funds is part of the CDC IXIS Asset Managment North America, L.P. family of funds.

B. Shareholders| At March 31, 2003, the Distributor held 23,878 shares of the Loomis Sayles U.S. Government Securities Fund. In addition, Loomis, Sayles & Company, L.P. Funded Pension Plan and Trust ("Pension Plan") and the Loomis, Sayles & Company, L.P. Employees' Profit Sharing Retirement Plan and Loomis Sayles Employees' Money Purchase Plan ("Defined Contribution Plans") held shares of beneficial interest in the Funds as follows:

                                                                Defined
Loomis Sayles Funds                        Pension Plan   Contribution Plans
Bond Fund                                     854,179         1,154,958
Global Bond Fund                              813,207           231,034
Investment Grade Bond Fund                          0           239,386
U.S. Government Securities Fund                     0           174,197

                                                                Defined
Loomis Sayles Investment Trust             Pension Plan   Contribution Plans
Institutional High Income Fund                649,973           979,821
Intermediate Duration Fixed Income Fund       474,115            59,236

As of March 31, 2003, an individual affiliated with the Loomis Sayles Institutional High Income Fund held approximately 7.6% of the Fund's total outstanding shares.

4. Credit Risk | Each of the following Funds may invest in securities rated below BBB/Baa by each recognized rating agency rating the security (and unrated securities determined by Loomis Sayles to be of comparable quality) (or "junk bonds"):

Loomis Sayles Funds
Bond Fund
Global Bond Fund
Investment Grade Bond Fund

Loomis Sayles Investment Trust
Benchmark Core Bond Fund
Core Plus Fixed Income Fund
Fixed Income Fund
Institutional High Income Fund
Investment Grade Fixed Income Fund

The Institutional High Income Fund invests primarily in high yield securities. These investments are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield investments may be relatively less liquid than the market for higher-rated investments.

5. Line of Credit| The Loomis Sayles Funds and the Loomis Sayles Benchmark Core Bond Fund have entered into an agreement which enables each Fund to borrow up to $25 million from an unsecured line of credit with State Street Bank and Trust Company. Borrowings will be made solely to temporarily finance the repurchase of shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the federal funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on each Fund's average daily unused portion of the line of credit. During the six months ended March 31, 2003, the Funds had no borrowings under the agreement.

6. Capital Share Transactions| The tables below summarize the transactions in Fund shares for the periods indicated:

Loomis Sayles Funds
------------------------------------------

                                                                          Loomis Sayles Bond Fund
                                                  Six Months Ended March 31, 2003           Year Ended September 30, 2002
Institutional Class Shares                             Shares              Amount              Shares              Amount
Issued from the sale of shares                     34,082,575       $ 381,035,196          36,003,010       $ 379,880,591
Issued in connection with the reinvestment
   of distributions                                 3,972,992          44,403,109           8,423,003          87,806,197
Redeemed                                          (22,097,116)       (247,473,025)        (64,168,525)       (677,758,763)
                                                  -----------------------------------------------------------------------
Net change                                         15,958,451       $ 177,965,280         (19,742,512)      $(210,071,975)
                                                  =======================================================================

Retail Class Shares                                    Shares              Amount              Shares              Amount
Issued from the sale of shares                      3,862,602       $  42,616,873           2,701,626       $  28,504,517
Issued in connection with the reinvestment
   of distributions                                   207,751           2,324,373             407,636           4,248,973
Redeemed                                           (2,466,595)        (26,875,784)         (4,537,903)        (48,040,038)
                                                  -----------------------------------------------------------------------
Net change                                          1,603,758       $  18,065,462          (1,428,641)      $ (15,286,548)
                                                  =======================================================================

Admin Class Shares                                     Shares              Amount              Shares              Amount
Issued from the sale of shares                        352,685       $   3,930,498             333,710       $   3,508,871
Issued in connection with the reinvestment
   of distributions                                    11,844             132,464              23,479             244,664
Redeemed                                             (187,865)         (2,086,547)           (268,442)         (2,830,267)
                                                  -----------------------------------------------------------------------
Net change                                            176,664       $   1,976,415              88,747       $     923,268
                                                  =======================================================================

                                                                      Loomis Sayles Global Bond Fund
                                                  Six Months Ended March 31, 2003           Year Ended September 30, 2002
Institutional Class Shares                             Shares              Amount              Shares              Amount
Issued from the sale of shares                      2,430,249       $  32,659,201             734,838       $   8,953,879
Issued in connection with the reinvestment
   of distributions                                   167,510           2,149,151                   0                   0
Redeemed                                           (1,565,446)        (20,841,909)           (602,272)         (7,242,351)
                                                  -----------------------------------------------------------------------
Net change                                          1,032,313       $  13,966,443             132,566       $   1,711,528
                                                  =======================================================================

Retail Class Shares                                    Shares              Amount              Shares              Amount
Issued from the sale of shares                      1,334,288       $  17,721,436             479,849       $   5,795,494
Issued in connection with the reinvestment
   of distributions                                    42,406             541,523                   0                   0
Redeemed                                             (302,731)         (3,947,201)           (459,459)         (5,443,172)
                                                  -----------------------------------------------------------------------
Net change                                          1,073,963       $  14,315,758              20,390       $     352,322
                                                  =======================================================================


NOTES                                                                        105

March 31, 2003 (Unaudited)

                                                                  Loomis Sayles Investment Grade Bond Fund
                                                   Six Months Ended March 31, 2003          Year Ended September 30, 2002
Institutional Class Shares                             Shares              Amount              Shares              Amount
Issued from the sale of shares                        131,898       $   1,376,352             329,810       $   3,350,200
Issued in connection with the reinvestment
   of distributions                                    18,415             192,266              35,162             357,845
Redeemed                                             (192,699)         (2,028,488)           (442,686)         (4,512,810)
                                                  -----------------------------------------------------------------------
Net change                                            (42,386)      $    (459,870)            (77,714)      $    (804,765)
                                                  =======================================================================

Retail Class Shares                                    Shares              Amount             Shares*             Amount*
Issued from the sale of shares                          6,404       $      68,461                 997       $      10,150
Issued in connection with the reinvestment
   of distributions                                        86                 921                  38                 384
Redeemed                                                   (1)                (15)                  0                   0
                                                  -----------------------------------------------------------------------
Net change                                              6,489       $      69,367               1,035       $      10,534
                                                  =======================================================================

Admin Class Shares                                     Shares              Amount            Shares**            Amount**
Issued from the sale of shares                              0       $           0                 997       $      10,150
Issued in connection with the reinvestment
   of distributions                                        29                 308                  37                 371
Redeemed                                                    0                   0                   0                   0
                                                  -----------------------------------------------------------------------
Net change                                                 29       $         308               1,034       $      10,521
                                                  =======================================================================

J Class Shares                                         Shares              Amount              Shares              Amount
Issued from the sale of shares                      7,107,300       $  75,384,540          13,456,100       $ 136,298,059
Issued in connection with the reinvestment
   of distributions                                         0                   0                   0                   0
Redeemed                                           (6,049,300)        (64,325,533)         (1,882,500)        (19,136,530)
                                                  -----------------------------------------------------------------------
Net change                                          1,058,000       $  11,059,007          11,573,600       $ 117,161,529
                                                  =======================================================================

* The Investment Grade Bond Fund Retail Class recommenced operations on January 31, 2002.
** The Investment Grade Bond Fund Admin Class commenced operations on January
   31, 2002.

                                                            Loomis Sayles U.S. Government Securities Fund
                                                  Six Months Ended March 31, 2003        Year Ended September 30, 2002
Institutional Class Shares                            Shares             Amount             Shares             Amount
Issued from the sale of shares                       279,929       $  3,252,117            627,062       $  7,112,444
Issued in connection with the reinvestment
   of distributions                                   51,908            595,319             58,968            654,520
Redeemed                                            (495,699)        (5,716,200)          (897,492)       (10,103,332)
                                                  -------------------------------------------------------------------
Net change                                          (163,862)      $ (1,868,764)          (211,462)      $ (2,336,368)
                                                  ===================================================================

Loomis Sayles Investment Trust
------------------------------------------

                                                                Loomis Sayles Benchmark Core Bond Fund
                                                  Six Months Ended March 31, 2003        Year Ended September 30, 2002
Institutional Class Shares                            Shares             Amount             Shares             Amount
Issued from the sale of shares                     2,098,413       $ 22,026,333            168,473       $  1,781,762
Issued in connection with the reinvestment
   of distributions                                   63,568            657,289            146,432          1,475,272
Redeemed                                            (313,567)        (3,280,394)          (179,079)        (1,858,163)
                                                  -------------------------------------------------------------------
Net change                                         1,848,414       $ 19,403,228            135,826       $  1,398,871
                                                  ===================================================================

Retail Class Shares                                   Shares             Amount            Shares*            Amount*
Issued from the sale of shares                        20,523       $    214,121              1,248       $     12,650
Issued in connection with the reinvestment
   of distributions                                       47                483                  0                  0
Redeemed                                             (19,933)          (207,990)                 0                  0
                                                  -------------------------------------------------------------------
Net change                                               637       $      6,614              1,248       $     12,650
                                                  ===================================================================

                                                          Loomis Sayles Benchmark Core Bond Fund (continued)
                                                  Six Months Ended March 31, 2003      Year Ended September 30, 2002
Admin Class Shares                                    Shares            Amount           Shares*           Amount*
Issued from the sale of shares                             0      $          0             1,011      $     10,150
Issued in connection with the reinvestment
   of distributions                                       36               373                 0                 0
Redeemed                                                   0                 0                 0                 0
                                                  ----------------------------------------------------------------
Net change                                                36      $        373             1,011      $     10,150
                                                  ================================================================

* The Benchmark Core Bond Fund Retail Class and Admin Class commenced operations on May 1, 2002.

                                                               Loomis Sayles Core Plus Fixed Income Fund
                                                 Six Months Ended March 31, 2003         Year Ended September 30, 2002
Institutional Class Shares                            Shares             Amount             Shares             Amount
Issued from the sale of shares                       239,497       $  2,259,434            154,975       $  1,532,026
Issued in connection with the reinvestment
   of distributions                                   88,746            830,150            318,158          3,084,132
Redeemed                                          (2,999,075)       (28,300,935)          (846,318)        (8,099,270)
                                                 --------------------------------------------------------------------
Net change                                        (2,670,832)      $(25,211,351)          (373,185)      $ (3,483,112)
                                                 ====================================================================

                                                                     Loomis Sayles Fixed Income Fund
                                                   Six Months Ended March 31, 2003         Year Ended September 30, 2002
Institutional Class Shares                             Shares              Amount              Shares              Amount
Issued from the sale of shares                            894       $      10,637           5,349,548       $  59,328,835
Issued in connection with the reinvestment
   of distributions                                 2,687,854          29,163,210           3,375,128          35,540,100
Redeemed                                           (4,962,887)        (56,376,435)        (12,140,889)       (132,961,330)
                                                   ----------------------------------------------------------------------
Net change                                         (2,274,139)      $ (27,202,588)         (3,416,213)      $ (38,092,395)
                                                   ======================================================================

                                                              Loomis Sayles Institutional High Income Fund
                                                  Six Months Ended March 31, 2003        Year Ended September 30, 2002
Institutional Class Shares                            Shares             Amount             Shares             Amount
Issued from the sale of shares                       397,158       $  2,101,799            231,844       $  1,302,379
Issued from subscriptions-in-kind*                         0                  0          5,915,673         29,105,109
Issued in connection with the reinvestment
   of distributions                                  366,537          1,902,330          1,103,360          6,066,911
Redeemed                                            (572,011)        (2,741,115)          (302,309)        (1,575,810)
                                                  -------------------------------------------------------------------
Net change                                           191,684       $  1,263,014          6,948,568       $ 34,898,589
                                                  ===================================================================

* Issued in exchange for portfolio securities distributed in-kind by the Loomis Sayles High Income Fund to shareholders thereof and contributed to the Fund in-kind by such shareholders on September 20, 2002, including $20,174,253 contributed by affiliated persons.

                                                         Loomis Sayles Intermediate Duration Fixed Income Fund
                                                  Six Months Ended March 31, 2003        Year Ended September 30, 2002
Institutional Class Shares                            Shares             Amount             Shares             Amount
Issued from the sale of shares                        50,677       $    501,127            815,269       $  7,874,760
Issued from subscriptions in-kind*                         0                  0            977,732          9,454,671
Issued in connection with the reinvestment
      of distributions                               103,598          1,005,127            161,941          1,586,800
Redeemed                                            (792,646)        (7,794,908)           (48,374)          (481,908)
                                                  -------------------------------------------------------------------
Net change                                          (638,371)      $ (6,288,654)         1,906,568       $ 18,434,323
                                                  ===================================================================

* Issued in exchange for portfolio securities distributed in-kind by the Loomis Sayles Intermediate Maturity Bond Fund to shareholders thereof and contributed to the Fund in-kind by such shareholders on September 20, 2002, including $8,016,163 contributed by affiliated persons.


NOTES                                                                        107

March 31, 2003 (Unaudited)

                                                           Loomis Sayles Investment Grade Fixed Income Fund
                                                 Six Months Ended March 31, 2003        Year Ended September 30, 2002
Institutional Class Shares                            Shares             Amount             Shares             Amount
Issued from the sale of shares                       366,484       $  4,309,417            478,569       $  5,398,229
Issued in connection with the reinvestment
   of distributions                                  446,424          5,233,508            735,321          8,313,531
Redeemed                                          (1,688,998)       (19,737,372)        (2,727,260)       (30,976,599)
                                                 --------------------------------------------------------------------
Net change                                          (876,090)      $(10,194,447)        (1,513,370)      $(17,264,839)
                                                 ====================================================================

Subsequent Events

On February 5, 2003, the Board of Trustees approved the closing of the Admin Class of shares of the Loomis Sayles Benchmark Core Bond Fund and Investment Grade Bond Fund. It is expected that on or about May 21, 2003 the then outstanding Admin Class shares will be automatically converted into Retail Class Shares having the same aggregate net asset value as the shares converted.

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